OCTOBER 31, 1997


                                     ANNUAL
                                     REPORT

                                  RETAIL CLASS


                                 Portico Funds

                                   SHORT-TERM
                                BOND MARKET FUND

                                  INTERMEDIATE
                                BOND MARKET FUND

                                   TAX-EXEMPT
                            INTERMEDIATE BOND FUND

                                      BOND
                                 IMMDEX/TM FUND



NOTICE TO INVESTORS
- Shares of Portico Funds:

 - ARE NOT INSURED BY THE FDIC, the US Government or any other governmental agency;

 - are not bank deposits or obligations of or guaranteed by Firstar Bank, its parent company or its affiliates;

 - are subject to investment risks, including possible loss of principal; and

 - are offered by B.C. Ziegler and Company, member NASD, SIPC, and an independent third-party distributor.

-Firstar Bank affiliates serve as investment adviser, custodian, transfer agent, administrator, and accounting services agent and receive compensation for such services as disclosed in the current prospectus.


TABLE OF CONTENTS
                                                                       Page(s)
SHAREOWNER LETTER........................................................1-2
RISK REAPPEARS...REVEALS OPPORTUNITY.....................................3-6
LOOKING AHEAD.............................................................6
SHORT-TERM BOND MARKET FUND REVIEW.......................................8-9
INTERMEDIATE BOND MARKET FUND REVIEW....................................10-11
TAX-EXEMPT INTERMEDIATE BOND FUND REVIEW................................12-13
BOND IMMDEX/TM FUND REVIEW..............................................14-15
STATEMENT OF ASSETS AND LIABILITIES.......................................16
STATEMENT OF OPERATIONS...................................................17
STATEMENT OF CHANGES IN NET ASSETS........................................18
FINANCIAL HIGHLIGHTS....................................................19-22
SCHEDULE OF INVESTMENTS.................................................23-32
NOTES TO THE FINANCIAL STATEMENTS.......................................33-36
REPORT OF INDEPENDENT ACCOUNTANTS.........................................37


                                                                  December, 1997

DEAR SHAREOWNER:

INVESTMENT REVIEW

Investors enjoyed strong financial market returns over the past year. Inflation was subdued, unemployment fell to its lowest level in a generation and consumer confidence soared. We witnessed a change in stock market leadership during the year as small and midcap stocks outperformed largecap stocks in the second half. This trend should continue as earnings growth slows for big companies and valuations improve for small and midcap stocks.

The year's stock market advance was bumpy, with significant declines in March, August and October. For the year, the Dow Jones Industrial Average rose over 1400 points, rewarding those investors who "stayed the course." The market's roller coaster ride was most unsettling in October. Responding to financial turmoil in Southeast Asia, the Dow plunged 556 points on October 27th, the largest single-day point decline in history. Then, to make things interesting, the market set another record the next day, rising 337 points. The bond market also got into the volatility act as the yield on the 30-year U.S. Treasury bond gyrated between 6.13% and 7.17% during the year.

IT'S TIME, NOT TIMING

We believe the best advice for times like these is "it's time, not timing._ In volatile markets, our consistent approach to investing, featuring our structured fixed income and growth-at-a-reasonable-price equity management styles, is especially attractive. For our investors, it's reassuring to know we offer investment strategies with no hidden surprises.

Along with an eventful year in the markets, we were busy evaluating the Portico Family of Funds. We made several enhancements to the Portico lineup during the year. These enhancements include:

- A pure midcap stock focus for Portico Special Growth Fund.
- A new smallcap stock fund, Portico Emerging Growth Fund, launched August 15, 1997.
- A name change for Portico MidCore Growth Fund. The new name, Portico Growth Fund, reflects the Fund's new focus on largecap stocks.
- A new sub-adviser and a move from passive to active management for Portico International Equity Fund.
- A new balanced fund, Portico Balanced Income Fund, launched December 1, 1997.

For more complete information about these funds, please obtain a prospectus and read it carefully before you invest or send money.

A NAME CHANGE FOR PORTICO FUNDS: FIRSTAR FUNDS

As previously announced, we will change our name to Firstar Funds on February 1, 1998. Changing our name allows us to take advantage of the Firstar identity in markets where Firstar has a presence. This also eliminates confusion over the relationship between Firstar and Portico. Again, we want to emphasize, THIS IN NO WAY AFFECTS HOW YOUR FUNDS ARE MANAGED. It's a change in name only. Once the name change takes effect, you can expect all sales materials, shareowner communications, newspaper listings and our website to carry the new Firstar Funds name.

MARKET OUTLOOK

Before looking ahead, let's revisit our economic and market forecast from last year's annual report. We're pleased to report we got most of the important trends right. We correctly anticipated a sooner-than-expected balanced Federal budget and we accurately forecast a stronger-than-expected American consumer. While our forecast of 5% nominal growth for the U.S. economy was right on, we underestimated "real" (inflation-adjusted) growth and overestimated inflation.

Corporate profits were better than we expected, especially for the "mega" companies that dominate the S&P 500 Index. We underestimated Corporate America's ability to continuously improve productivity, enabling profit margins to expand despite today's competitive, no-pricing-power, global marketplace. Strong profit growth and low inflation led to higher stock returns than we expected, although at the time, we felt rather bold forecasting an above-average year for the market. Bond market total returns were below our forecast, although investors earned historically high real yields, thanks to low inflation.

Looking ahead, our forecast for 1998 includes the following:

- Pacific Rim economic activity will decline while their devalued currencies make their exports cheaper and limit the ability of U.S. firms to raise prices.

- The Asian "wave of deflation" will offset inflation pressures from rising wages and higher capacity utilization in the U.S.

- Further U.S. economic expansion will require strong job and consumer spending growth to offset weakness in the government, healthcare and foreign trade sectors.

- The Federal budget will be balanced in 1998 due to higher-than-forecast tax receipts and continued spending restraint.

- Moderate economic growth and low inflation will persist through 1998 with a 3% inflation-adjusted gain in gross domestic product (GDP) and a 2% rise in consumer prices (CPI).

- Despite solid economic underpinnings, the financial markets will experience above-average volatility.

- Due to lower-than-expected inflation, real yields for fixed income investments will remain at the upper end of their historical range.

- Long-term interest rates will decline gradually as a balanced Federal budget reduces the supply of bonds and high real yields attract investors whipsawed by stock market volatility.

- With household liquidity at a record $1.6 trillion, cash flow into the stock market will be robust.

- The U.S. stock market will be the world's market of choice in 1998.

- Stock market returns will be above-average in 1998. History shows a 15% average annual return for stocks in years when inflation is low (+2-5% gain in CPI) with 1966 the last year the market declined in a low inflation environment.

- S&P 500 companies will earn $48 per share in profits for 1998, yielding a twelve month price target for the Index in the 1000 to 1100 range, up 10-20% from October 31, 1997 levels.

- Small and midcap stocks will outperform as earnings gains for large and mega-sized multinational companies slow, prompting investors to place higher valuations on faster growing small and medium-sized domestically-focused companies.

IN SUMMARY

Inflation is the single most important variable in the outlook for stock and bond market returns. Intense global competition, improved productivity through technology and restrained growth in government should keep the inflation genie "bottled up." Prospects for further financial market gains are bright. Just remember, patience and perseverance win the investment marathon.

We appreciate your continued confidence in the Portico Family of Funds and urge you to read the following portfolio reviews.

<PHOTO>                            <PHOTO>
J. SCOTT HARKNESS, CFA             MARY ELLEN STANEK, CFA
CHAIRMAN/CHIEF                     PRESIDENT
INVESTMENT OFFICER
Firstar Investment Research & Management Company, LLC


                        RISK REAPPEARS...REVEALS OPPORTUNITY

With the generous returns offered by the equity market over the last several years, many investors became accustomed to handsome rewards with diminishing appreciation for the underlying risks they had assumed. The volatility in the financial markets in October, however, gave cause for investors to reassess the risk in their portfolios and re-evaluate their tolerance thereof. As a result of this recent "soul searching", we have seen positive cash-flow into the bond market as investors re-balance their portfolios.

VOLATILITY OFTEN BRINGS WITH IT OPPORTUNITY. Currently, we see good relative value in the bond market for investors. Real yields (nominal yields less inflation) are still high by historical standards and our outlook for inflation continues to be favorable. The bond market, over the long run, is efficient and will reward investors with returns which are in direct proportion to the level of risk they are willing to take. The key is to maintain risk at levels commensurate with your investment objectives. While most investors are clear on their investment objectives, clearly identifying the risks of their investments presents a greater challenge. As many investors seek to reduce their overall portfolio volatility by emphasizing bonds, we think it is an appropriate time to review some of the risks of investing in bonds and bond mutual funds.

Portico's fixed-income management approach is specifically designed to DEFINE, MEASURE, AND CONTROL bond fund risks. While expected returns are often what attract an investor to an investment, full awareness of the type and magnitude of risk taken to generate those returns is critical in determining if the investment is truly suitable. Our "WHAT YOU SEE IS WHAT YOU GET" philosophy guides us in providing bond funds that will perform as expected, even during volatile times. We strive to educate our investors about realistic return expectations and the risk it takes to achieve those returns. Following, we focus on three risks we feel are especially important for investors to understand when investing in a bond fund: INTEREST RATE RISK, CREDIT RISK AND FOREIGN EXPOSURE RISK.

INTEREST RATE RISK

The key component of risk in a bond fund is the fund's price sensitivity to interest rate changes. It's a "seesaw" effect--bond prices and bond fund values move inversely with interest rates: as rates rise, prices fall and, conversely, as rates fall, prices rise.

We select an appropriate benchmark for each fund by examining the benchmark's long-term returns relative to its risk (interest rate sensitivity). After selecting the benchmark, we then keep the interest rate sensitivity of each fund equal to that of its benchmark at all times.

We build from the concept of duration which defines the level of price volatility, or risk of a bond fund or benchmark index. While related to a bond's maturity, duration can be more accurately thought of as THE AVERAGE TIME TO RECEIPT OF ALL OF A BOND'S CASH FLOWS. As such, it is a very effective measure of the interest rate sensitivity of an individual bond or an entire fixed-income portfolio, and thus, describes the key component of the level of risk to be assumed in the management of fixed-income assets.

UNDERSTANDING DURATION

Rule of Thumb
-------------
Duration x Interest Rate Change = Approximate Price Change

Consider the following two bonds which are identical except in regard to their coupon.

1)U.S. Treasury zero coupon bond due 8/15/07. Investor receives principal payment equal to the full face amount when the bond matures.
  Maturity = 10 years
  Duration = 10 years

2)U.S. Treasury 6 1/8% due 8/15/07. Investor receives semi-annual interest payments until maturity. At maturity investor also receives principal payment equal to the full face amount.
  Maturity = 10 years
  Duration = 7.2 years

Since the first bond's only cash flow is at maturity, its duration is equal to its maturity. Because the second bond pays interest regularly, the average time to receipt of its cash flows is less than that of the first bond. Hence, its duration is shorter.

Now, if interest rates rise 1.0% (for example, from 6.0% to 7.0%) over a short period of time, the approximate price change for each asset is as follows:

                                 APPROXIMATE PRICE CHANGE
                                 ------------------------
 U.S. Treasury 0% due 8/15/07           -10.0%
 U.S. Treasury 6 1/8% due 8/15/07        -7.2%

If interest rates fall 1.0% (for example, from 6.0% to 5.0%) over a short period of time, the approximate price change for each asset is as follows:

                                 APPROXIMATE PRICE CHANGE
                                 ------------------------
 U.S. Treasury 0% due 8/15/07           +10.0%
 U.S. Treasury 6 1/8% due 8/15/07        +7.2%

We feel this simple example demonstrates how duration, rather than maturity, best measures the interest rate sensitivity of a bond or bond fund.
Our STRUCTURED, OR DURATION-MATCHED management approach remains constant regardless of changes in interest rates. Because we can effectively measure and control the price risk of a portfolio so that the return mirrors the selected index, it is possible to enhance the return without measurably increasing the risk of the portfolio. Keeping risks in line with objectives, our goal for each fund is to outperform its benchmark on a consistent basis before fund expenses.

Our approach is applied consistently across the various maturity segments of the bond market. For example, Portico Short-Term Bond Market Fund is designed for investors with less tolerance for principal volatility. Intermediate maturities are represented by Portico Intermediate Bond Market Fund and for investors seeking tax-exempt income we offer Portico Tax-Exempt Intermediate Bond Fund. Portico Bond IMMDEX/TM Fund utilizes investments in the full maturity range (from cash investments to thirty-year bonds or longer) to achieve total returns, which we expect will be higher than returns of either the Short-Term Bond Market and Intermediate Bond Market Funds over complete market cycles, but come with additional principal volatility. The table below provides a simple comparison of Portico bond funds.

                      PORTICO FAMILY OF FIXED-INCOME FUNDS
----------------------------------------------------------------------------
                    SHORT-TERM                                   LONG-TERM
                    BOND FUND    INTERMEDIATE-TERM BOND FUNDS    BOND FUND
                    ---------    ----------------------------    ---------
                     PORTICO        PORTICO        PORTICO        PORTICO
                    SHORT-TERM    INTERMEDIATE    TAX-EXEMPT        BOND
                       BOND           BOND       INTERMEDIATE    IMMDEX/TM
                   MARKET FUND    MARKET FUND     BOND FUND         FUND
                   -----------    -----------    -----------    -----------
                      LEHMAN        LEHMAN          LEHMAN
                     BROTHERS      BROTHERS        BROTHERS        LEHMAN
                     1-3 YEAR    INTERMEDIATE   5-YEAR GENERAL    BROTHERS
BENCHMARK          GOV'T./CORP.  GOV'T./CORP.     OBLIGATION     GOV'T./CORP.
                    BOND INDEX    BOND INDEX      BOND INDEX     BOND INDEX
                   -----------    -----------     -----------    -----------
AVERAGE QUALITY
OF HOLDINGS*            AA             AA            AAA             AA

AVERAGE MATURITY    2.5 YEARS      5.2 YEARS      5.1 YEARS      10.3 YEARS

  DURATION          1.7 YEARS      3.3 YEARS      4.2 YEARS      5.2 YEARS

PRINCIPAL VOLATILITY   LOW          MODERATE       MODERATE         HIGH

Lehman Brothers is neither a sponsor of nor affiliated with Portico Funds. An investment cannot be made in an index.

Average quality, maturity and duration reflect the portfolio as of October 31, 1997, and will change from time to time in connection with the management of the portfolios pursuant to the policies described in the current prospectus.

*Dollar weighted average quality of portfolio securities held by the Funds.

CREDIT RISK

In addition to interest rate risk, bonds (and bond funds) are subject to varying degrees of credit risk. U.S. Treasury issues, which are considered to represent minimal credit risk, serve as the baseline for bond yields. All other bonds trade in the market at some yield "spread" to U.S. Treasury yields. Generally speaking, bonds with higher perceived credit risk trade with larger, or wider spreads. During the past few years, many investors have been reaching for higher yields in their bond investments. Many bond funds, in their quest for higher yields, have also taken on more credit risk by purchasing lower quality bonds. As a result of this demand and because of the overall improvement in the economy, yield spreads have narrowed significantly over the last several years. The charts below show the compression of yield spreads for investment grade bonds since the end of 1991.

                      Credit Spreads 12/31/91

         1         2         3         5         10        30
       -----     -----     -----     -----     -----     -----
AAA    0.25%     0.30%     0.33%     0.36%     0.40%     0.69%
AA     0.10%     0.10%     0.10%     0.11%     0.14%     0.03%
A      0.20%     0.20%     0.20%     0.19%     0.15%     0.13%
BBB    0.55%     0.55%     0.57%     0.59%     0.58%     0.72%


                      Credit Spreads 10/31/91

         1         2         3         5         10        30
       -----     -----     -----     -----     -----     -----
AAA    0.37%     0.28%     0.32%     0.35%     0.40%     0.44%
AA     0.02%     0.04%     0.04%     0.04%     0.03%     0.11%
A      0.12%     0.04%     0.07%     0.07%     0.12%     0.09%
BBB    0.11%     0.09%     0.05%     0.16%     0.20%     0.31%



As seen in the charts above, the reward for taking on the same risk with investment grade bonds has declined over the last several years. The spread on 10-year corporate bonds rated AA has declined modestly from 0.54% in 1991 to 0.43%. The spread on 10-year corporate bonds rated BBB, however, has fallen dramatically from 1.27% in 1991 to 0.75%. Lower quality spreads, which started out much wider, tightened more dramatically, giving lower quality bonds a significant boost in performance relative to higher quality bonds over this time period.

The quest for wider spreads of years-gone-by has recently led many bond funds, which traditionally invested only in investment-grade bonds, to venture into below-investment-grade bonds, commonly known as "high yield" or "junk bonds." As a result, investors in these bond funds have, often unwittingly, exposed themselves to considerably higher levels of credit risk. While junk bonds offer wider spreads than investment grade bonds, their spreads too have tightened over the last several years and are presently narrow by historical standards. The following table compares the yield-to-maturity on the Lehman Brothers High Yield Bond Index (non-investment grade) and the Lehman Brothers Government/Corporate Bond Index (investment-grade) over the same time period as above.

                                                 12/31/91         10/31/97
                                                 --------         --------
Lehman Brothers High Yield Bond Index             13.37%           8.82%
Lehman Brothers Government/Corporate Bond Index    6.38%           6.09%

The dramatic narrowing of junk bond spreads since 1991 has caused junk bonds to outperform investment-grade bonds considerably. With spreads at historically narrow levels, however, we believe there is considerable risk of spread widening, which could cause junk bonds to underperform dramatically. PORTICO BOND FUNDS PURCHASE ONLY INVESTMENT-GRADE SECURITIES. Our fixed-income research team diligently screens the marketplace for opportunities in the investment grade corporate bond market that add value while controlling the risk.

FOREIGN EXPOSURE RISK

As markets become increasingly "global," investing in foreign securities is becoming more widely accepted. The recent volatility in the overseas markets, however, has renewed the interest and highlighted the risks of investing in foreign countries. Currency devaluations and sharp changes in economic policies of several Pacific Rim countries have caused gyrations in the value of many foreign bonds. These securities, like domestic corporate bonds, also trade at various and often wide "spreads" to U.S. Treasury issues. The wider spreads of foreign bonds incorporate the added dimensions of credit risk, industry risk, sovereign or country risk and especially currency risk. In search of yield, many bond funds have added foreign issues to their portfolios--often with foreign currency risk. Currency risk overshadows the other risks in terms of magnitude and is particularly difficult to define and control in a cost effective manner. Accordingly, we believe the assumption of currency risk to be inconsistent with, and outside the investment objectives of domestic, investment-grade bond funds.

While we do not expose Portico bond funds to foreign currency risk, we do believe foreign bonds that are denominated in U.S. dollars--"Yankee" bonds as they're called--can offer significant investment opportunities. Yankee bonds are obligations of foreign governments and corporations but are issued in the United States and denominated in U.S. dollars. Although these issues often have similar or higher credit ratings than a typical U.S. corporate bond, they typically trade with significantly higher yields and are NOT subject to currency risk. Yankee bonds are currently the fastest growing sector of the U.S. domestic corporate bond market. In fact, three of the six largest corporate issuers represented in the Lehman Brothers Government/Corporate Bond Index are foreign entities. Investing in Yankee issues has enabled us to seize the opportunity in foreign bonds without exposing our investors to the perils of currency risk.

CONSISTENCY IS THE HALLMARK OF PORTICO BOND FUNDS

Investment in a domestic, investment-grade bond fund is the "anchor in the wind" in an overall portfolio. Portico bond funds attempt to be a strong anchor for your portfolios. Many risks can keep a fund manager from delivering consistent performance. We have discussed interest rate risk, credit risk and foreign exposure risk. PORTICO BOND FUNDS STRIVE TO DEFINE, MEASURE AND CONTROL THESE AND OTHER RISKS RESULTING IN CONSISTENT INVESTMENT PERFORMANCE EVEN IN VOLATILE TIMES. By being upfront with risks and return expectations, our goal is to produce competitive and consistent investment performance which will help our investors achieve their investment goals.

LOOKING AHEAD

Looking ahead, we continue to forecast moderate economic growth, low levels of inflation, and attractive real, or inflation-adjusted, rates of returns. Although we expect volatility to continue in the bond market, we believe it presents opportunity. As always, we remain commited to adhearing to our structured fixed-income management style which we feel provides the best value for shareowners.

We appreciate your continued confidence in the Portico bond funds and look forward to continuing to provide you with the benefits of our structured fixed-income investment strategies.

Mary Ellen Stanek, CFA
Teresa R. Westman, CFA
Daniel A. Tranchita, CFA
Warren D. Pierson, CFA
Portfolio Managers
Firstar Investment Research & Management Company, LLC


This page intentionally left blank.


                          SHORT-TERM BOND MARKET FUND

PORTICO SHORT-TERM BOND MARKET FUND seeks to provide an annual rate of total return comparable to that of the Lehman Brothers 1-3 Year Government/Corporate Bond Index, before Fund expenses. In order to achieve its objective, the Fund may invest in securities with short to intermediate remaining maturities.

INTEREST RATE RISK
This Fund's maturity mix gives it an overall AVERAGE PORTFOLIO MATURITY OF 2.5 YEARS, and a DURATION OF 1.7 YEARS. Because Short-Term Bond Market Fund's duration of just under two years is the shortest of all the Portico taxable bond funds, it will display the least downward price movement when interest rates increase, but will also exhibit the least upward price appreciation when interest rates decrease. This Fund will exhibit a more stable NAV when compared to Portico's other taxable bond fund offerings.

In fact, this Fund's short average maturity and duration is reflected in its performance for the year ended October 31, 1997. A slight decrease in interest rates, (2-year U.S. Treasury rates decreased by approximately 0.15% to 5.6%), RESULTED IN A ONE-YEAR TOTAL RETURN FOR THE FUND OF +6.21% (NO-LOAD). THIS COMPARES TO THE FUND'S BENCHMARK, THE LEHMAN BROTHERS 1-3 YEAR GOVERNMENT CORPORATE BOND INDEX, WHICH HAD A TOTAL RETURN OF +6.51% FOR THE SAME PERIOD. ADDITIONALLY, THIS REPRESENTS A HIGH REAL RATE OF RETURN WHEN COMPARED TO THE CONSUMER PRICE INDEX, WHICH OVER THE SAME PERIOD INCREASED ONLY +2.1%.

CREDIT RISK
While the Fund's duration is the single most significant determinant of its return, other factors are important, too. The Fund's exposure to credit-sensitive issues including corporate bonds and notes and asset-backed securities is one determinant of its relative performance. CORPORATE BONDS AND NOTES ARE SELECTED FOR THE FUND IN A RESEARCH-INTENSIVE PROCESS FROM THE FIXED INCOME INVESTMENT GRADE UNIVERSE. (PORTICO BOND FUNDS DO NOT INVEST IN "HIGH-YIELD" OR "JUNK" BONDS.) Sectors that we currently favor include finance, banking and brokerage. We are currently underweighted in the utility sector. Asset-backed securities in the Fund are all highly rated by Moody's or Standard & Poor's. OVER HALF OF THE FUND, (68%), IS INVESTED IN OBLIGATIONS RATED AAA/AAA OR HIGHER.

FOREIGN EXPOSURE RISK
The Fund does not invest in securities denominated in foreign currencies. As such, it has no direct exposure to foreign currency fluctuations. The Fund does, however, invest in Yankee securities. Yankees are obligations of foreign entities denominated in U.S. dollars. Yankee investments total 4% of the Fund and include credits of: Ford Capital BV (guaranteed by Ford Motor Company), Hydro-Quebec, Quebec, and Sumitomo Bank. Currently, Yankee bond obligations are the fastest growing sector of the U.S. domestic corporate bond market. Investing in Yankee issues has enabled us to capitalize on opportunities in foreign bonds without exposing our investors to currency risk. With recent market turmoil originating in the Pacific Rim countries, spreads on some Yankee issues have widened. This has resulted in negative relative performance on these securities. At current yield levels, we feel Yankee bonds represent exceptional value. We anticipate that they will outperform similarly rated investments in the coming year. SEE PAGE 23 FOR A COMPLETE LISTING OF PORTFOLIO HOLDINGS.

CONSISTENCY IS THE HALLMARK OF OUR APPROACH
Since Portico Short-Term Bond Market Fund's inception on 12/29/89, we have adhered to the same, disciplined management approach. The past-seven plus years have brought us more volatility in the fixed income markets than many would have expected. The hallmark of our approach has been the Fund's consistent performance in all market climates. Short-term Bond Market Fund's returns have been comparable to the benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future. We look forward to continuing to serve you as Portico Fund shareowners.

PORTFOLIO MANAGER PROFILE
-----------------------------------------------------------------------------
Mary Ellen Stanek, CFA, President of Firstar Investment Research & Management Company, LLC (FIRMCO) and Daniel A. Tranchita, CFA, Vice President and Senior Portfolio Manager, co-manage the Fund - Mary Ellen since its inception on December 29, 1989 and Dan since January 1, 1993. Mary Ellen has 18 years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BA from Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Dan has been with Firstar since 1989 and has eight years of investment management experience. He received his BA in 1987 and his MBA in 1989 from Marquette University. Mary Ellen and Dan are both Chartered Financial Analysts.

<PHOTO>                       <PHOTO>
Mary Ellen Stanek, CFA        Daniel A. Tranchita, CFA

                          12/29/89   10/90     10/91     10/92     10/93     10/94     10/95     10/96     10/97
                          --------   ------    ------    ------    ------    -----     -----     -----     -----
PORTICO SHORT-TERM
  BOND MARKET FUND -
  A - NO LOAD              10,000    10,464    11,865    12,966    13,835    14,037    15,264    16,109    17,109

PORTICO SHORT-TERM
  BOND MARKET FUND -
  A - LOAD*                9,800     10,259    11,632    12,713    13,567    13,769    14,972    15,801    16,782

LEHMAN 1-3 YEAR
  GOV'T./CORP.
  BOND INDEX               10,000    10,738    11,964    12,943    13,712    13,879    15,118    16,030    17,073

     THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 12/29/89
(INCEPTION). PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 1997
                                                                        Since
                                                                      Inception
                                          1 Year   3 Years   5 Years   12/29/89
                                          ------   -------   -------   --------
PORTICO SHORT-TERM BOND
  MARKET FUND - A NO LOAD                  6.2       6.8       5.7       7.1

PORTICO SHORT-TERM BOND
  MARKET FUND - A LOAD*                    4.1       6.1       5.3       6.8

LEHMAN BROTHERS 1-3 YEAR
  GOV'T./CORP. BOND INDEX**                6.5       7.2       5.7       7.1

** Reflects maximum sales charge of 2.0%.

** The Lehman Brothers 1-3 Year Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income pro-vided by, the under lying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; not less than one year to maturity; not more than three years remaining to maturity; and minimum outstanding par value of $100 million. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The load performance for the Series A shares has been restated to reflect the impact of the sales charge (and the elimination of the purchase price adjustment). The no-load performance for the Series A shares has been restated to reflect the elimination of the purchase price adjustment. Prior to January 10, 1995, Series A performance does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

SECTOR DISTRIBUTION
10/31/97
-----------------------------------
U.S. TREASURY                   17%
U.S. GOVERNMENT AGENCY          14%
MORTGAGE-BACKED                 11%
FINANCE, BANKING, BROKERAGE     16%
INDUSTRIAL                       5%
UTILITY                          2%
INTERNATIONAL/YANKEE             4%
ASSET-BACKED                    28%
CASH                             1%
TAXABLE MUNICIPAL                2%
TOTAL                          100%


PORTFOLIO COMPOSITION
10/31/97
-----------------------------------
AVERAGE MATURITY          2.5 YEARS
AVERAGE DURATION          1.7 YEARS


QUALITY DISTRIBUTION
10/31/97
-----------------------------------
U.S. TREASURY                   17%
U.S. GOVERNMENT AGENCY          14%
Aaa                             37%
Aa                               6%
A                               20%
Baa                              6%
TOTAL                          100%

SEC 30-DAY YIELD
-----------------------------------
5.65%

TOTAL FUND NET ASSETS
10/31/97
-----------------------------------
$201,651,006


                        INTERMEDIATE BOND MARKET FUND

PORTICO INTERMEDIATE BOND MARKET FUND seeks to provide an annual rate of total return comparable to that of the Lehman Brothers Intermediate
Government/Corporate Bond Index, before Fund expenses. In order to achieve its objective, the Fund may invest in securities with long remaining maturities, (10 years or longer), in addition to shorter bonds and notes.

INTEREST RATE RISK
This Fund's maturity mix gives it an overall AVERAGE PORTFOLIO MATURITY OF 5.2 YEARS, and a DURATION OF 3.3 YEARS. Because Intermediate Bond Market Fund's duration of just over three years is between the durations of the other Portico taxable bond funds, when interest rates increase it will display more downward price movement than the Short-Term Bond Market Fund and less than the Bond IMMDEX/TM Fund. But, when interest rates decrease, this Fund will exhibit more upward price appreciation than Short-Term Bond Market Fund and less than the Bond IMMDEX/TM Fund.

In fact, this Fund's intermediate average maturity and duration is reflected in its performance for the year ended October 31, 1997. A decrease in interest rates, (5-year U.S. Treasury rates decreased by over 0.35% to 5.7%), RESULTED IN A ONE YEAR-TOTAL RETURN FOR THE FUND OF +7.09% (NO-LOAD). THIS COMPARES TO THE FUND'S BENCHMARK, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT CORPORATE BOND INDEX, WHICH HAD A TOTAL RETURN OF +7.49% FOR THE SAME PERIOD. ADDITIONALLY, THIS REPRESENTS A HIGH REAL RATE OF RETURN WHEN COMPARED TO THE CONSUMER PRICE INDEX, WHICH OVER THE SAME PERIOD INCREASED ONLY +2.1%.

CREDIT RISK
While the Fund's duration is the single most significant determinant of its return, other factors are important, too. The Fund's exposure to credit-sensitive issues including corporate bonds and notes and asset-backed securities is one determinant of its relative performance. CORPORATE BONDS AND NOTES ARE SELECTED FOR THE FUND IN A RESEARCH-INTENSIVE PROCESS FROM THE FIXED INCOME INVESTMENT GRADE UNIVERSE. (THE PORTICO BOND FUNDS DO NOT INVEST IN "HIGH-YIELD" OR "JUNK" BONDS.) Sectors that we currently favor include finance, banking and brokerage. We are currently underweighted in the utility sector. Asset-backed securities in the Fund are all rated Aaa/AAA by Moody's or Standard & Poor's. They represent the highest credit quality of non-U.S. Government investments available. OVER HALF OF THE FUND, (62%), IS INVESTED IN OBLIGATIONS RATED AAA/AAA OR HIGHER.

FOREIGN EXPOSURE RISK
The Fund does not invest in securities denominated in foreign currencies. As such, it has no direct exposure to foreign currency fluctuations. The Fund does, however, invest in Yankee securities. Yankees are obligations of foreign entities denominated in U.S. dollars. Yankee investments total 8% of the Fund and include credits of: Ford Capital BV (guaranteed by Ford Motor Company), Hydro-Quebec, Korea Development Bank and Korea Electric Power, Midland Bank, National Bank of Hungary, Pohang Iron & Steel, Quebec, and Wharf International. Currently, Yankee bond obligations are the fastest growing sector of the U.S. domestic corporate bond market. Investing in Yankee issues has enabled us to capitalize on opportunities in foreign bonds without exposing our investors to currency risk. With recent market turmoil originating in the Pacific Rim countries, spreads on some of the Fund's Yankee issues have widened. This has resulted in negative relative performance on these securities. At current yield levels, we feel the Fund's Yankee bonds represent exceptional value. We anticipate that they will outperform similarly rated investments in the coming year. SEE PAGE 25 FOR A COMPLETE LISTING OF PORTFOLIO HOLDINGS.

CONSISTENCY IS THE HALLMARK OF OUR APPROACH
Since Portico Intermediate Bond Market Fund's inception on 1/5/93, we have adhered to the same, disciplined management approach. The past four-plus years have brought us more volatility in the fixed income markets than many would have expected. The hallmark of our approach has been the Fund's consistent performance in all market climates. Intermediate Bond Market Fund's returns have been comparable to the benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future. We look forward to continuing to serve you as Portico Fund shareowners.

PORTFOLIO MANAGER PROFILE
-----------------------------------------------------------------------------
Mary Ellen Stanek, CFA, President of Firstar Investment Research & Management Company (FIRMCO) and Teresa R. Westman, CFA, Senior Vice President and Senior Portfolio Manager have co-managed the Fund since its inception on January 5, 1993. Mary Ellen has 18 years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BA from Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Teresa has been with Firstar since 1987 and has ten years of investment management experience. Teresa received her BA from Augustana College in 1985 and her MBA from the University of Chicago in 1991. Mary Ellen and Teresa are both Chartered Financial Analysts.

<PHOTO>                       <PHOTO>
Mary Ellen Stanek, CFA        Teresa R. Westman, CFA


                         1/5/93    10/93   10/94    10/95    10/96    10/97
                         ------    -----   -----    -----    -----    -----
PORTICO INTERMEDIATE
  BOND MARKET FUND -
  A - NO LOAD            10,000   10,858   10,671   11,956  12,614   13,508

PORTICO INTERMEDIATE
  BOND MARKET FUND -
  A - LOAD*               9,800   10,646   10,463   11,723  12,369   13,246

LEHMAN INTERMEDIATE
  GOV'T./CORP.
  BOND INDEX             10,000   10,844   10,635   11,968  12,663   13,612

THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 1/5/93 (INCEPTION). PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 1997
                                                              Since Inception
                                       1 Year      3 Years         1/5/93
                                       -----       -------         ------
PORTICO INTERMEDIATE
  BOND MARKET FUND -
  A - NO LOAD                           7.1          8.2            6.4

PORTICO INTERMEDIATE
  BOND MARKET FUND -
  A - LOAD*                             4.9          7.4            6.0

LEHMAN BROTHERS INTERMEDIATE
  GOV'T./CORP. BOND INDEX**             7.5          8.6            6.6

** Reflects maximum sales charge of 2.0%.

** The Lehman Brothers Intermediate Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the under lying universe of securities that comprise the index. Securities included in the index must meet the following critieria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $100 million; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The load performance for the Series A shares has been restated to reflect the impact of the sales charge (and the elimination of the purchase price adjustment). The no-load performance for the Series A shares has been restated to reflect the elimination of the purchase price adjustment. Prior to January 10, 1995, Series A performance does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.
A = Series A (retail class)

SECTOR DISTRIBUTION
10/31/97
-----------------------------------
U.S. TREASURY                   30%
U.S. GOVERNMENT AGENCY           7%
MORTGAGE-BACKED                  2%
FINANCE, BANKING, BROKERAGE     21%
INDUSTRIAL                       8%
INTERNATIONAL/YANKEE             8%
ASSET-BACKED                    20%
CASH                             4%
TOTAL                          100%

PORTFOLIO COMPOSITION
10/31/97
-----------------------------------
AVERAGE MATURITY          5.2 YEARS
AVERAGE DURATION          3.3 YEARS

QUALITY DISTRIBUTION
10/31/97
-----------------------------------
U.S. TREASURY                   30%
U.S. GOVERNMENT AGENCY           7%
Aaa                             25%
Aa                               2%
A                               27%
Baa                              9%
TOTAL                          100%

SEC 30-DAY YIELD
-----------------------------------
5.58%

TOTAL FUND NET ASSETS
10/31/97
-----------------------------------
$275,212,112

                        TAX-EXEMPT INTERMEDIATE BOND FUND

PORTICO TAX-EXEMPT INTERMEDIATE BOND FUND seeks to provide current income exempt from federal taxes and emphasizes total return with relatively low volatility of principal. Currently, the Fund does not purchase any issues which are subject to the alternative minimum tax.

INTEREST RATE RISK
This Fund's maturity mix gives it an overall AVERAGE PORTFOLIO MATURITY OF 5.1 YEARS, and a DURATION OF 4.2 YEARS. Because Tax-Exempt Intermediate Bond Fund's duration is just over four years, its NAV will be less sensitive to changes in interest rates than the typical municipal debt fund which, according to Lipper Analytical Services, has an average duration of 7.7 years. A slight decrease in intermediate municipal bond market yields (5-year rates fell approximately 0.20% to 4.25%) resulted in a ONE-YEAR TOTAL RETURN FOR THE FUND OF +5.60% (NO-LOAD).

CREDIT RISK
While the Fund's duration is the single most significant determinant of its return, exposure to credit risk can significantly affect performance as well. As of October 31, 1997, the Fund has an AVERAGE QUALITY RATING OF AAA. In particular, OVER 69% OF THE FUND'S HOLDINGS ARE INVESTED IN PREREFUNDED MUNICIPAL BONDS, WHICH ARE SECURED WITH U.S. TREASURY ISSUES. With credit spreads remaining tight by historical standards, the Fund's focus on superior quality issues will help minimize the effects of any widening of credit spreads.

FOREIGN EXPOSURE RISK
The Fund invests only in U.S. domestic municipal bonds and has no exposure to foreign bonds or foreign currency risk.

CONSISTENCY IS THE HALLMARK OF OUR APPROACH
Since Portico Tax-Exempt Intermediate Bond Fund's inception on 2/8/93, we have adhered to the same, disciplined management approach. The past four-plus years have brought us more volatility in the fixed income markets than we would have expected. The hallmark of our performance has been consistent performance in all markets. Our goal is to continue to deliver this same consistent performance. We look forward to continuing to serve you as Portico Fund shareowners.

<PHOTO>
Warren D. Pierson, CFA

PORTFOLIO MANAGER PROFILE
-----------------------------------------------------------------------------
Warren D. Pierson, CFA, Vice President and Portfolio Manager of Firstar Investment Research &Management Company, LLC (FIRMCO) has managed the Fund since June 22, 1993. Since joining Firstar in 1985, his responsibilities have included trading government and government agency issues, as well as money market instruments. His current portfolio management responsibilities focus on the tax-exempt bond market. Warren received his BA from Lawrence University in 1984, and has 12 years of investment management experience. He is a Chartered Financial Analyst, as well as a member of the Association for Investment Management and Research and the Milwaukee Investment Analysts Society.

                              2/8/93    10/93   10/94    10/95   10/96   10/97
                              ------    -----   -----    -----   -----   -----
PORTICO TAX-EXEMPT
  INTERMEDIATE BOND FUND -
  A - NO LOAD                 10,000   10,536   10,459   11,408  11,849  12,513

PORTICO TAX-EXEMPT
  INTERMEDIATE BOND FUND -
  A - LOAD*                    9,800   10,329   10,254   11,184  11,616  12,266

LEHMAN 5-YR GENERAL
  OBLIGATION BOND INDEX       10,000   10,557   10,499   11,586  12,143  12,934

THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 2/8/93 (INCEPTION). PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 1997

                                                              Since Inception
                                    1 Year         3 Years         2/8/93
                                    ------          ------         ------
PORTICO TAX-EXEMPT
  INTERMEDIATE BOND FUND              5.6            6.2            4.9

PORTICO TAX-EXEMPT
  INTERMEDIATE BOND FUND*             3.5            5.4            4.4

LEHMAN BROTHERS 5 YEAR
  GENERAL OBLIGATION BOND INDEX**     6.5            7.2            5.6

** Reflects maximum sales charge of 2.0%.

** The Lehman Brothers 5 Year General Obligation Bond Index, an unmanaged index, is a total return performance benchmark for the investment-grade tax-exempt bond market. To be included in this index, a municipal bond must be a state or local General Obligation bond; have a minimum credit rating of at least Baa; have been issued as part of an offering of at least $50 million; have a maturity amount outstanding of at least $3 million; have been issued within the last five years; and have a maturity of 4 to 6 years. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. The load performance for the Series A shares has been restated to reflect the impact of the sales charge. Prior to January 10, 1995, Series A performance does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

SECTOR DISTRIBUTION
10/31/97
-----------------------------------
GENERAL OBLIGATIONS              2%
ESCROWED/PREREFUNDED            69%
INSURED                         23%
REVENUE                          5%
CASH                             1%
TOTAL                          100%

QUALITY DISTRIBUTION
10/31/97
-----------------------------------
Aaa                             95%
Aa                               3%
A                                2%
TOTAL                          100%

PORTFOLIO COMPOSITION
10/31/97
-----------------------------------
AVERAGE MATURITY          5.1 YEARS
AVERAGE DURATION          4.2 YEARS

SEC 30-DAY YIELD
-----------------------------------
3.76%

TOTAL FUND NET ASSETS
10/31/97
-----------------------------------
$71,406,581


                              BOND IMMDEX/TM FUND

PORTICO BOND IMMDEX/TM FUND seeks to provide an annual rate of total return comparable to that of the Lehman Brothers Government/Corporate Bond Index, before Fund expenses. In order to achieve its objective, the Fund may invest in securities with very long remaining maturities, (30 years or longer), in addition to shorter bonds and notes.

INTEREST RATE RISK
This Fund's maturity mix gives it an overall AVERAGE PORTFOLIO MATURITY OF 10.3 YEARS, and a DURATION OF 5.2 YEARS. Because Bond IMMDEX/TM Fund's duration of just over five years is the longest of all the Portico taxable bond funds, it will display the greatest downward price movement when interest rates increase, but will exhibit the greatest upward price appreciation when interest rates decrease.

In fact, the longer average maturity and duration of this Fund helped its performance, relative to shorter funds, for the year ended October 31, 1997. A decrease in interest rates, (10-year U.S. Treasury rates decreased by over 0.5% to 5.8%), RESULTED IN A ONE-YEAR TOTAL RETURN FOR THE FUND OF +8.68% (NO-LOAD). THIS COMPARES TO THE FUND'S BENCHMARK, THE LEHMAN BROTHERS GOVERNMENT CORPORATE BOND INDEX, WHICH HAD A TOTAL RETURN OF +8.81% FOR THE SAME PERIOD. ADDITIONALLY, THIS REPRESENTS A HIGH REAL RATE OF RETURN WHEN COMPARED TO THE CONSUMER PRICE INDEX, WHICH OVER THE SAME PERIOD INCREASED ONLY +2.1%.

CREDIT RISK
While the Fund's duration is the single most significant determinant of its return, other factors are important, too. The Fund's exposure to credit-sensitive issues including corporate bonds and notes and asset-backed securities is one determinant of its relative performance. CORPORATE BONDS AND NOTES ARE SELECTED FOR THE FUND IN A RESEARCH-INTENSIVE PROCESS FROM THE FIXED INCOME INVESTMENT GRADE UNIVERSE. (THE PORTICO BOND FUNDS DO NOT INVEST IN "HIGH-YIELD" OR "JUNK" BONDS.) Sectors that we currently favor include finance, banking and brokerage. We are currently underweighted in the utility sector. Asset-backed securities in the Fund are all rated Aaa/AAA by Moody's or Standard & Poor's. They represent the highest credit quality of non-U.S. Government investments available. OVER HALF OF THE FUND, (52%), IS INVESTED IN OBLIGATIONS RATED AAA/AAA OR HIGHER.

FOREIGN EXPOSURE RISK
The Fund does not invest in securities denominated in foreign currencies. As such, it has no direct exposure to foreign currency fluctuations. The Fund does, however, invest in Yankee securities. Yankees are obligations of foreign entities denominated in U.S. dollars. Yankee investments total 9% of the Fund and include credits of: British Telecommunications, Ford Capital BV (guaranteed by Ford Motor Company), Hydro-Quebec, Korea Development Bank and Korea Electric Power, Midland Bank, National Bank of Hungary, Newfoundland, Norsk Hydro, Pohang Iron & Steel, Quebec, Kingdom of Sweden, and Wharf International. Currently, Yankee bond obligations are the fastest growing sector of the U.S. domestic corporate bond market. Investing in Yankee issues has enabled us to capitalize on opportunities in foreign bonds without exposing our investors to currency risk. With recent market turmoil originating in the Pacific Rim countries, spreads on some of the Fund's Yankee issues have widened. This has resulted in negative relative performance on these securities. At current yield levels, we feel the Fund's Yankee bonds represent exceptional value. We anticipate that they will outperform similarly rated investments in the coming year. SEE PAGE 30 FOR A COMPLETE LISTING OF PORTFOLIO HOLDINGS.

CONSISTENCY IS THE HALLMARK OF OUR APPROACH
Since Portico Bond IMMDEX/TM Fund's inception on 12/29/89, we have adhered to the same, disciplined management approach. The past seven-plus years have brought us more volatility in the fixed-income markets than many would have expected. The hallmark of our approach has been the Fund's consistent performance in all market climates. Bond IMMDEX/TM's returns have been comparable to the benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future. We look forward to continuing to serve you as Portico Fund shareowners.

PORTFOLIO MANAGER PROFILE
-----------------------------------------------------------------------------
Mary Ellen Stanek, CFA, President of Firstar Investment Research &Management Company, LLC (FIRMCO) and Teresa R. Westman, CFA, Senior Vice President and Senior Portfolio Manager have co-managed the Fund - Mary Ellen since its inception on December 29, 1989 and Teresa since January 1, 1992. Mary Ellen has 18 years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BA From Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Teresa has been with Firstar since 1987 and has ten years of investment management experience. Teresa received her BA from Augustana College in 1985 and her MBA from the University of Chicago in 1991. Mary Ellen and Teresa are both Chartered Financial Analysts.

<PHOTO>                       <PHOTO>
Mary Ellen Stanek, CFA        Teresa R. Westman, CFA

                          12/29/89   10/90     10/91     10/92     10/93     10/94     10/95     10/96     10/97
                          --------   ------    ------    ------    ------    -----     -----     -----     -----
PORTICO BOND IMMDEX/TM
  FUND - A- NO LOAD        10,000    10,421    12,105    13,375    15,154    14,565    16,903    17,758    19,300

PORTICO BOND IMMDEX/TM
  FUND - A- LOAD*A         9,800     10,213    11,863    13,108    14,851    14,274    16,565    17,403    18,914

LEHMAN GOV'T./CORP.
  BOND INDEX               10,000    10,440    12,045    13,312    15,126    14,424    16,755    17,658    19,214

THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 12/29/89
(INCEPTION). PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF FEE
WAIVERS, TOTAL RETURN WOULD BE REDUCED. RETURNS SHOWN INCLUDE THE REINVESTMENT
OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PAST PERFORMANCE IS NOT PREDICTIVE OF
FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO
THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL
COST.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 1997
                                                                 Since Inception
                                1 Year      3 Years     5 Years     12/29/89
                                ------      -------     -------     --------
PORTICO BOND IMMDEX/TM
  FUND - A - NO LOAD             8.7          9.8         7.6          8.7
PORTICO BOND IMMDEX/TM
  FUND - A - LOAD*               6.5          9.1         7.2          8.5

LEHMAN BROTHERS GOV'T./CORP.
  BOND INDEX**                   8.8         10.0         7.6          8.7

** Reflects maximum sales charge of 2.0%.

** The Lehman Brothers Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the under lying universe of securities that comprise the index. Securities included in the index must meet the following critieria: fixed as opposed to variable rate; not less than one year to maturity; minimum outstanding par value of $100 million; and rated investment grade or higher by Moody's, Standard &
Poor's, or Fitch, in that order. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series
Institutional shares. The load performance for the Series A shares has been restated to reflect the impact of the sales charge (and the elimination of the purchase price adjustment). The no-load performance for the Series A shares has been restated to reflect the elimination of the purchase price adjustment. Prior to January 10, 1995, Series A performance does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)
SECTOR DISTRIBUTION
10/31/97
-----------------------------------
U.S. TREASURY                   29%
U.S. GOVERNMENT AGENCY           7%
MORTGAGE-BACKED                  1%
FINANCE, BANKING, BROKERAGE     26%
INDUSTRIAL                      11%
UTILITY                          2%
INTERNATIONAL/YANKEE             9%
ASSET-BACKED                    13%
CASH                             2%
TOTAL                          100%

PORTFOLIO COMPOSITION
10/31/97
-----------------------------------
AVERAGE MATURITY         10.3 YEARS
AVERAGE DURATION          5.2 YEARS

QUALITY DISTRIBUTION
10/31/97
-----------------------------------
U.S. TREASURY                   29%
U.S. GOVERNMENT AGENCY           7%
Aaa                             16%
Aa                               3%
A                               31%
Baa                             14%
TOTAL                          100%

SEC 30-DAY YIELD
-----------------------------------
5.86%

TOTAL FUND NET ASSETS
10/31/97
-----------------------------------
$472,161,798



STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
OCTOBER 31, 1997
                                              SHORT-TERM    INTERMEDIATE     TAX-EXEMPT       BOND
                                              BOND MARKET    BOND MARKET    INTERMEDIATE    IMMDEX/TM
                                                 FUND           FUND          BOND FUND       FUND
                                              -----------   ------------     ----------    ----------
ASSETS:
  Investments, at value
     (cost $201,429, $266,899,
     $70,894 and $447,268,
     respectively)                             $202,564       $271,732        $72,209       $467,886
  Interest receivable                             2,433          3,988          1,221          7,540
  Capital shares sold                             1,123            377             24            505
  Receivable for securities sold                     --             --             --            496
  Other assets                                       12             11             14             20
                                               --------       --------        -------       --------

     Total Assets                               206,132        276,108         73,468        476,447
                                               --------       --------        -------       --------

LIABILITIES:
  Payable for securities purchased                3,138             --          1,935          2,980
  Capital shares redeemed                         1,161            621             40          1,045
  Payable to affiliates                             153            162             57            237
  Accrued expenses and other liabilities             29            113             29             23
                                               --------       --------        -------       --------

     Total Liabilities                            4,481            896          2,061          4,285
                                               --------       --------        -------       --------

NET ASSETS                                     $201,651       $275,212        $71,407       $472,162
                                               ========       ========        =======       ========

NET ASSETS CONSIST OF:
  Capital stock                                $203,087       $271,103        $70,130       $452,083
  Undistributed net investment income                62             96             13            158
  Undistributed accumulated net realized
     (losses)                                   (2,633)          (820)           (51)          (697)
  Unrealized net appreciation (depreciation)
     on investments                               1,135          4,833          1,315         20,618
                                               --------       --------        -------       --------

     Total Net Assets                          $201,651       $275,212        $71,407       $472,162
                                               ========       ========        =======       ========
SERIES A:
  Net assets                                   $ 65,567        $20,691        $19,199        $64,144
  Shares authorized ($.0001 par value)          500,000        500,000        500,000        500,000
  Shares issued and outstanding                   6,383          2,007          1,854          2,278
  Net asset value and redemption price
     per share <F1>                              $10.27         $10.31         $10.35         $28.16
                                                 ======         ======         ======         ======
  Maximum offering price per share <F1>          $10.48         $10.52         $10.56         $28.73
                                                 ======         ======         ======         ======


SERIES INSTITUTIONAL:
  Net assets                                   $136,084       $254,521        $52,208       $408,018
  Shares authorized ($.0001 par value)          500,000        500,000        500,000        500,000
  Shares issued and outstanding                  13,248         24,686          5,042         14,487
  Net asset value, redemption price
     and offering price per share <F1>           $10.27         $10.31         $10.36         $28.16
                                                 ======         ======         ======         ======

<F1> Amounts may not recalculate due to rounding.

See notes to the financial statements.


STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
YEAR ENDED OCTOBER 31, 1997
                                              SHORT-TERM    INTERMEDIATE     TAX-EXEMPT       BOND
                                              BOND MARKET    BOND MARKET    INTERMEDIATE    IMMDEX/TM
                                                 FUND           FUND          BOND FUND       FUND
                                              -----------   ------------     ----------    ----------
INVESTMENT INCOME:
  Interest income                               $13,889         $14,551         $2,782        $29,161
EXPENSES:
  Investment advisory fees                        1,275           1,124            286          1,295
  Administration fees                               236             251             64            480
  Shareowner servicing and accounting costs         168             134             78            175
  Service organization fees - Series A              155              48             36            130
  Custody fees                                       42              42             14             84
  Federal and state registration fees                26              47             17             29
  Professional fees                                  21              21             24             22
  Reports to shareowners                             39              10             12             28
  Amortization of organization costs                 --               2              2             --
  Directors' fees and expenses                        5               5              5              9
  Other                                               5               5              2              9
                                                -------         -------        -------         ------


  Total expenses before waiver                    1,972           1,689            540          2,261
     Less: Waiver of expenses                     (755)           (517)          (218)          (318)
                                                -------         -------        -------         ------

     Net expenses                                 1,217           1,172            322          1,943
                                                -------         -------        -------         ------

NET INVESTMENT INCOME                            12,672          13,379          2,460         27,218
                                                -------         -------        -------         ------

REALIZED AND UNREALIZED Gain (LOSS):
  Net realized gain (loss)on
     investment transactions                    (1,101)             242             48            447
  Change in unrealized appreciation
     (depreciation) on investments                1,426           3,016            805          9,973
                                                -------         -------        -------         ------

     Net gain on investments                        325           3,258            853         10,420
                                                -------         -------        -------         ------

NET INCREASEIN NET ASSETS
RESULTING FROM OPERATIONS                       $12,997         $16,637         $3,313        $37,638
                                                =======         =======         ======        =======

See notes to the financial statements.


STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
                                                   SHORT-TERM             INTERMEDIATE        TAX-EXEMPT              BOND
                                                   BOND MARKET            BOND MARKET        INTERMEDIATE          IMMDEX/TM
                                                      FUND                    FUND            BOND FUND               FUND
                                                   -----------            ------------        ----------           ----------
                                                   Year Ended              Year Ended         Year Ended           Year Ended
                                                   October 31,            October 31,        October 31,          October 31,
                                                   -----------            ------------        ----------           ----------

                                                   1997       1996      1997       1996     1997     1996       1997       1996
                                                 -------    -------   -------    -------   ------- -------     -------   -------
OPERATIONS:
  Net investment income                         $ 12,672   $ 10,830   $13,379    $ 9,912   $ 2,460 $ 1,668    $ 27,218  $ 22,285
  Net realized gain (loss) on investments        (1,101)         92       242        773        48      43         447     (167)
  Change in unrealized appreciation
     (depreciation) on investments                 1,426    (1,102)     3,016    (1,245)       805    (88)       9,973   (2,584)
                                                 -------    -------   -------    -------   ------- -------     -------   ------
  Net increase in net assets
     resulting from operations                    12,997      9,820    16,637      9,440     3,313   1,623      37,638    19,534
                                                 -------    -------   -------    -------   ------- -------     -------   -------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                     71,621    103,118   116,096     84,747    35,199  24,183     130,202   142,933
  Shares issued to owners in
     reinvestment of dividends                    10,918      9,114     8,255      6,299       993     738      23,217    19,366
  Shares redeemed                               (87,494)   (47,577)  (43,261)   (40,206)  (12,976)(12,833)   (104,870)  (58,472)
                                                 -------    -------   -------    -------   ------- -------     -------   -------
  Net increase (decrease) in net
     assets resulting from capital
     share transactions                          (4,955)     64,655    81,090     50,840    23,216  12,088      48,549   103,827
                                                 -------    -------   -------    -------   ------- -------     -------   -------

DISTRIBUTIONS TO SERIES A
SHAREOWNERS:
  From net investment income <F1>                (3,625)    (3,056)   (1,090)      (816)     (589)   (371)     (3,214)   (1,987)
                                                 -------    -------   -------    -------   ------- -------     -------   -------

DISTRIBUTIONS TO SERIES
INSTITUTIONAL SHAREOWNERS:
  From net investment income <F1>                (9,075)    (7,799)  (12,285)    (9,121)   (1,875) (1,304)    (24,038)  (20,296)
                                                 -------    -------   -------    -------   ------- -------     -------   -------
TOTAL INCREASE (DECREASE)IN NET ASSETS           (4,658)     63,620    84,352     50,343    24,065  12,036      58,935   101,078

NET ASSETS:
  Beginning of year                              206,309    142,689   190,860    140,517    47,342  35,306     413,227   312,149
                                                 -------    -------   -------    -------   ------- -------     -------   -------

  End of year (including undistributed
     net investment income of $62, $92,
     $96, $89, $13, $15, $158 and
     $197, respectively)                        $201,651   $206,309  $275,212   $190,860   $71,407 $47,342    $472,162  $413,227
                                                ========   ========  ========   ========   ======= =======    ========  ========

<F1> For the Tax-Exempt Intermediate Bond Fund, substantially all distributions from net investment income are exempt from federal income tax.

See notes to the financial statements.

FINANCIAL HIGHLIGHTS
                                                                   SHORT-TERM BOND MARKET FUND
                                      -----------------------------------------------------------------------------------------
                                           Year ended            Year ended              Year ended               Year ended
                                        October 31, 1997     October 31, 1996      October 31, 1995<F2>          October 31,
                                      --------------------  -----------------       -------------------      -------------------
                                                    Series              Series                   Series
Per Share Data:                       Series A     Inst'l.   Series A   Inst'l.     Series A    Inst'l.       1994          1993
                                      --------     --------  --------  --------     --------    --------    --------      --------
Net asset value,
  beginning of period                  $10.25      $10.25     $10.28    $10.28      $10.03      $10.03       $10.56       $10.60
Income from investment operations:
  Net investment income <F3>             0.60        0.62    0.58(8)   0.61(8)        0.61        0.63         0.56         0.58
  Net realized and unrealized
     gains (losses) on securities        0.02        0.02     (0.03)    (0.03)        0.24        0.24       (0.41)         0.10
                                       ------      ------     ------    ------      ------      ------       ------       ------
  Total from investment
     operations                          0.62        0.64       0.55      0.58        0.85        0.87         0.15         0.68
                                       ------      ------     ------    ------      ------      ------       ------       ------
Less distributions:
  Dividends from net
     investment income                 (0.60)      (0.62)     (0.58)    (0.61)      (0.60)      (0.62)       (0.56)       (0.58)
  Distributions from capital gains         --          --         --        --          --          --       (0.12)       (0.14)
                                       ------      ------     ------    ------      ------      ------       ------       ------
  Total distributions                  (0.60)      (0.62)     (0.58)    (0.61)      (0.60)      (0.62)       (0.68)       (0.72)
                                       ------      ------     ------    ------      ------      ------       ------       ------

Net asset value, end of period         $10.27      $10.27     $10.25    $10.25      $10.28      $10.28       $10.03       $10.56
                                       ======      ======     ======    ======      ======      ======       ======       ======

Total return <F4><F5>                   6.21%       6.47%      5.54%     5.80%       8.74%       8.95%        1.46%        6.70%

Supplemental data and ratios:
  Net assets, in thousands,
     end of period                    $65,567    $136,084    $58,843  $147,466     $47,730     $94,959     $122,368     $142,518
  Ratio of net expenses
     to average net assets <F6>         0.75%       0.50%      0.75%     0.50%       0.69%       0.50%        0.50%        0.52%
  Ratio of net investment income
     to average net assets <F6>         5.79%       6.04%      5.67%     5.92%       6.04%       6.23%        5.43%        5.53%

  Portfolio turnover rate <F7>         77.12%      77.12%     59.62%    59.62%     100.58%     100.58%       76.13%       87.62%

<F1> Commencement of operations.
<F2>On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional Series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period
November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.
<F3> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F4> Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
<F5> The total return calculation does not reflect the 2% front end sales charge for Series A.
<F6> Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

See notes to the financial statements.


FINANCIAL HIGHLIGHTS
INTERMEDIATE BOND MARKET FUND
                                                                   INTERMEDIATE BOND MARKET FUND
                                   ---------------------------------------------------------------------------------------------

                                           Year ended            Year ended              Year ended                       Jan. 5,
                                        October 31, 1997     October 31, 1996      October 31, 1995<F2>                   1993<F1>
                                      --------------------  -----------------       -------------------    Year ended     through
                                                    Series              Series                   Series     Oct. 31,      Oct. 31
Per Share Data:                       Series A     Inst'l.   Series A   Inst'l.     Series A    Inst'l.       1994          1993
                                      --------     --------  --------  --------     --------    --------    --------      --------
Per Share Data:
Net asset value,
  beginning of period                  $10.19      $10.19     $10.21    $10.21       $9.67       $9.67       $10.45       $10.00
Income from investment operations:
  Net investment income <F3>             0.58        0.60       0.56<F8>  0.59<F8>    0.60        0.62         0.51         0.40
  Net realized and unrealized
     gains (losses) on securities        0.12        0.12     (0.02)    (0.02)        0.53        0.53       (0.69)         0.45
                                       ------      ------     ------    ------      ------      ------       ------       ------
  Total from investment
     operations                          0.70        0.72       0.54      0.57        1.13        1.15       (0.18)         0.85
                                       ------      ------     ------    ------      ------      ------       ------       ------

Less distributions:
  Dividends from net
     investment income                 (0.58)      (0.60)     (0.56)    (0.59)      (0.59)      (0.61)       (0.51)       (0.40)
  Distributions from capital gains         --          --         --        --          --          --       (0.09)           --
                                       ------      ------     ------    ------      ------      ------       ------       ------
  Total distributions                  (0.58)      (0.60)     (0.56)    (0.59)      (0.59)      (0.61)       (0.60)       (0.40)
                                       ------      ------     ------    ------      ------      ------       ------       ------

Net asset value, end of period         $10.31      $10.31     $10.19    $10.19      $10.21      $10.21        $9.67       $10.45
                                       ======      ======     ======    ======      ======      ======       ======       ======

Total return <F4><F5>                   7.09%       7.36%      5.51%     5.77%      12.04%      12.25%      (1.73)%        8.58%

Supplemental data and ratios:
  Net assets, in thousands,
     end of period                    $20,691    $254,521    $17,392  $173,468     $11,576    $128,941      $88,306      $56,794
  Ratio of net expenses
     to average net assets <F6>         0.75%       0.50%      0.75%     0.50%       0.69%       0.50%        0.50%        0.50%
  Ratio of net investment income
     to average net assets <F6>         5.71%       5.96%      5.59%     5.84%       6.07%       6.26%        5.19%        4.65%

  Portfolio turnover rate <F7>         40.61%      40.61%     59.29%    59.29%      66.69%      66.69%       56.25%       82.37%

<F1> Commencement of operations.
<F2> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional Series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period
November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.
<F3> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F4> Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
<F5> The total return calculation does not reflect the 2% front end sales charge for Series A.
<F6> Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

See notes to the financial statements.

FINANCIAL HIGHLIGHTS
TAX-EXEMPT INTERMEDIATE BOND MARKET FUND
                                                             TAX-EXEMPT INTERMEDIATE BOND MARKET FUND
                                   ---------------------------------------------------------------------------------------------

                                           Year ended            Year ended              Year ended                       Feb. 8,
                                        October 31, 1997     October 31, 1996      October 31, 1995<F2>                   1993<F1>
                                      --------------------  -----------------       -------------------    Year ended     through
                                                    Series              Series                   Series     Oct. 31,      Oct. 31
Per Share Data:                       Series A     Inst'l.   Series A   Inst'l.     Series A    Inst'l.       1994          1993
                                      --------     --------  --------  --------     --------    --------    --------      --------
Per Share Data:
Net asset value,
  beginning of period                  $10.21      $10.21     $10.23    $10.24       $9.78       $9.78       $10.26       $10.00

Income from investment operations:
  Net investment income <F3>             0.42        0.44     0.40<F8>  0.43<F8>      0.42        0.44         0.41         0.27
  Net realized and unrealized
     gains (losses) on securities        0.14        0.15     (0.01)    (0.03)        0.45        0.46       (0.48)         0.26
                                       ------      ------     ------    ------      ------      ------       ------       ------
  Total from investment
     operations                          0.56        0.59       0.39      0.40        0.87        0.90       (0.07)         0.53
                                       ------      ------     ------    ------      ------      ------       ------       ------

Less distributions:
  Dividends from net
     investment income                 (0.42)      (0.44)     (0.41)    (0.43)      (0.42)      (0.44)       (0.41)       (0.27)
  Distributions from capital gains         --          --         --        --          --          --           --           --
                                       ------      ------     ------    ------      ------      ------       ------       ------
  Total distributions                  (0.42)      (0.44)     (0.41)    (0.43)      (0.42)      (0.44)       (0.41)       (0.27)
                                       ------      ------     ------    ------      ------      ------       ------       ------

Net asset value, end of period         $10.35      $10.36     $10.21    $10.21      $10.23      $10.24        $9.78       $10.26
                                       ======      ======     ======    ======      ======      ======        =====       ======

Total return <F4><F5>                   5.60%       5.96%      3.87%     4.02%       9.07%       9.38%      (0.73)%        5.36%

Supplemental data and ratios:
  Net assets, in thousands,
     end of period                    $19,199     $52,208    $10,690   $36,652      $7,711     $27,595      $26,167      $23,866
  Ratio of net expenses
     to average net assets <F6>         0.75%       0.50%      0.75%     0.50%       0.71%       0.51%        0.60%        0.59%
  Ratio of net investment income
     to average net assets <F6>         4.11%       4.36%      3.99%     4.24%       4.25%       4.45%        4.04%        3.75%

  Portfolio turnover rate <F7>         11.22%      11.22%     30.46%    30.46%      44.13%      44.13%       58.54%        3.23%

<F1> Commencement of operations.
<F2> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional Series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period
November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.
<F3> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F4> Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
<F5> The total return calculation does not reflect the 2% front end sales charge for Series A.
<F6> Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

See notes to the financial statements.

FINANCIAL HIGHLIGHTS
                                                                        BOND IMMDEX/TM FUND
                                 ------------------------------------------------------------------------------------------------
                                           Year ended            Year ended              Year ended               Year ended
                                        October 31, 1997     October 31, 1996      October 31, 1995<F2>          October 31,
                                      --------------------  -----------------       -------------------      -------------------
                                                    Series              Series                   Series
Per Share Data:                       Series A     Inst'l.   Series A   Inst'l.     Series A    Inst'l.       1994          1993
                                      --------     --------  --------  --------     --------    --------    --------      --------
Per Share Data:
Net asset value,
  beginning of period                  $27.54      $27.55     $27.82    $27.82      $25.67      $25.67       $28.91       $27.31

Income from investment operations:
  Net investment income <F3>             1.66        1.75   1.61<F8>  1.70<F8>        1.68        1.74         1.65         1.68
  Net realized and unrealized
     gains (losses) on securities        0.64        0.61     (0.26)    (0.27)        2.30        2.29       (2.74)         1.83
                                       ------      ------     ------    ------      ------      ------       ------       ------
  Total from investment
     operations                          2.30        2.36       1.35      1.43        3.98        4.03       (1.09)         3.51
                                       ------      ------     ------    ------      ------      ------       ------       ------

Less distributions:
  Dividends from net
     investment income                 (1.68)      (1.75)     (1.63)    (1.70)      (1.79)      (1.84)       (1.65)       (1.70)
  Distributions from capital gains         --          --         --        --      (0.04)      (0.04)       (0.50)       (0.21)
                                       ------      ------     ------    ------      ------      ------       ------       ------
  Total distributions                  (1.68)      (1.75)     (1.63)    (1.70)      (1.83)      (1.88)       (2.15)       (1.91)
                                       ------      ------     ------    ------      ------      ------       ------       ------

Net asset value, end of period         $28.16      $28.16     $27.54    $27.55      $27.82      $27.82       $25.67       $28.91
                                       ======      ======     ======    ======      ======      ======       ======       ======

Total return <F4><F5>                   8.68%       8.90%      5.06%     5.35%      16.05%      16.26%      (3.89)%       13.30%
Supplemental data and ratios:
  Net assets, in thousands,
     end of period                    $64,144    $408,018    $42,671  $370,556     $21,875    $290,274     $256,778     $260,468
  Ratio of net expenses
     to average net assets <F6>         0.67%       0.42%      0.68%     0.43%       0.64%       0.44%        0.48%        0.50%
  Ratio of net investment income
     to average net assets <F6>         6.08%       6.33%      5.98%     6.23%       6.31%       6.51%        6.14%        6.10%

  Portfolio turnover rate <F7>         35.12%      35.12%     33.38%    33.38%      41.67%      41.67%       49.70%       81.18%

<F1> Commencement of operations.
<F2> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional Series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period
November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.
<F3> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F4> Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
<F5> The total return calculation does not reflect the 2% front end sales charge for Series A.
<F6> Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

See notes to the financial statements.


SHORT-TERM BOND MARKET FUND
SCHEDULE OF INVESTMENTS
October 31, 1997


 Principal                                                           Market
   Amount                                                             Value
(in thousands)                                                   (in thousands)
--------------                                                    -------------

            LONG-TERM INVESTMENTS 98.6%
            ASSET-BACKED SECURITIES 28.1%
            AUTO LOAN RECEIVABLES 0.7%
            General Motors Acceptance Corp. Grantor,
    $1,237     Series 1991-A1, Class A, 8.17%, 1/02/00              $ 1,259
            USAA Auto Loan Grantor Trust,
        96     Series 1994-1, Class A, 5.00%, 11/15/99                   96
                                                                    -------
                                                                      1,355
                                                                    -------

            CREDIT CARD RECEIVABLES 20.6%
            Banc One Credit Card Master Trust:
     1,500     Series 1995-B, Class A, 6.30%, 9/15/00                 1,516
     6,500     Series 1994-C, Class A, 7.80%, 12/15/00                6,632
     1,250     Series 1995-A, Class A, 6.15%, 7/15/02                 1,259
            Chase Manhattan Grantor Trust:
       849     Series 1995-B, Class A, 5.90%, 9/15/99                   850
     3,600     Series 1996-4, Class A, 6.73%, 2/15/02                 3,649
            Chemical Master Credit Card Trust I,
     3,000     Series 1995-2, Class A, 6.23%, 6/15/03                 3,027
            Citibank Credit Card Master Trust I, Principal Only,
     5,000     Series 1996-1, Class A, 0.00%, 2/07/01                 4,123
            Discover Card Master Trust I,
     2,000     Series 1993-B, Class A, 6.75%, 2/15/00                 2,030
            First Chicago Master Trust II,
     3,500     Series 1994-L,Class A, 7.15%, 4/15/01                  3,571
            Household Affinity Credit Card Master Trust I,
     1,550     Series 1993-2, Class A, 5.60%, 11/15/00                1,540
            NationsBank Credit Card Master Trust,
     3,938     Series 1995-1, Class A, 6.45%, 8/15/00                 3,996
            Sears Credit Account Master Trust,
     5,050     Series 1994-1, Class A, 7.00%, 8/15/00                 5,151
            Spiegel Credit Card Master Trust:
     2,000     Series 1994-B, Class A, 8.15%, 6/15/04                 2,088
     2,000     Series 1995-A, Class A, 7.50%, 9/15/04                 2,069
                                                                    -------
                                                                     41,501
                                                                    -------

            HOME EQUITY LOAN RECEIVABLES 6.8%
            Advanta Home Equity Loan Trust,
     2,544     Series 1993-2, Class A2, 6.15%, 10/25/09               2,533
            EQCC Home Equity Loan Trust,
       306     Series 1994-3, Class A2, 7.44%, 8/15/05                  306
            GE Home Equity Loan Asset-Backed Certificates:
       315     Series 1991-1, Class A, 7.20%, 8/30/11                   317
     2,500     Series 1991-1, Class B, 8.70%, 9/15/11                 2,619
            Household Finance Corp:
       498     Series 1992-2, Class A3, 5.25%, 10/20/07                 498
     2,164     Series 1992-2, Class A, 6.65%, 11/20/12                2,171
            Security Pacific Home Equity Loan:
     1,336     Series 1991-1, Class B, 8.85%, 5/15/98                 1,356
     2,181     Series 1991-2, Class B, 8.15%, 6/15/20                 2,201
            UCFC Home Equity Loan,
     1,667     Series 1995-A2, Class A7, 8.30%, 2/10/26               1,749
                                                                    -------
                                                                     13,750
                                                                    -------





    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
 --------------                                                 -------------

            CORPORATE BONDS 21.7%
            Bear Stearns Company Senior Notes:
    $1,000     6.75%, 8/15/00                                       $ 1,015
       500     9.375%, 6/01/01                                          549
            Big Rivers Electric Corporation Coop Utility
     1,500     Trust Certificates, 9.50%, 2/15/17                     1,587
            BP America, Inc. Guaranteed Debentures,
     2,000     10.00%, 7/01/18                                        2,141
            Chase Manhattan Corp. Subordinated Notes:
     1,487     10.375%, 3/15/99                                       1,570
       700     10.00%, 6/15/99                                          742
            Consumers Energy Company,
     2,400     7.50%, 6/01/02                                         2,437
            Continental Bank Subordinated Notes,
     1,840     11.25%, 7/01/01                                        1,890
            Deseret Generation & Transmission Coop Debentures,
     1,000     10.11%, 12/15/17                                       1,055
            Jack Eckerd Corporation Senior Subordinated Notes,
     1,153     9.25%, 02/15/04                                        1,234
            Ford Motor Credit Co., Notes:
       630     8.875%, 6/15/99                                          658
       750     8.375%, 1/15/00                                          786
            General Motors Acceptance Corp. Notes,
       922     9.625%, 5/15/00                                          997
            Heller Financial, Inc. Notes,
     2,790     8.00%, 12/15/98                                        2,847
            Lehman Brothers Holdings, Inc. Debentures,
     1,000     9.875%, 10/15/00                                       1,083
            Lehman Brothers Holdings, Inc. Notes:
     3,000     8.875%, 2/15/00                                        3,168
     2,386     7.625%, 7/15/99                                        2,443
     1,100     6.65%, 11/08/99                                        1,111
            Lehman Brothers, Inc. Senior Subordinated Notes:
       750     7.625%, 8/01/98                                          759
     2,544     10.00%, 5/15/99                                        2,686
            Mississippi Power & Light Notes,
     1,000     8.80%, 4/01/05                                         1,009
            Paine Webber Group, Inc. Medium Term Notes:
     1,000     5.83%, 2/02/99                                           997
     1,000     6.31%, 7/22/99                                         1,003
            Salomon, Inc. Medium Term Notes,
     1,500     10.125%, 6/01/99                                       1,591
            Salomon, Inc. Senior Notes:
       206     7.25%, 1/15/00                                           211
       800     7.75%, 5/15/00                                           829
            Security Pacific Corporation Subordinate Notes,
     1,008     11.50%, 11/15/00                                       1,146
            Smith Barney Holdings, Inc. Notes,
     3,150     5.625%, 11/15/98                                       3,138
            USF&G Corporation Senior Notes,
     3,075     7.00%, 5/15/98                                         3,091
                                                                    -------
                                                                     43,773
                                                                    -------

See notes to the financial statements.

SHORT-TERM BOND MARKET FUND
SCHEDULE OF INVESTMENTS
October 31, 1997

    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  -------------                                                 -------------

            MORTGAGE-BACKED SECURITIES 11.5%
            Citicorp Mortgage Securities, Inc.,
            Real Estate Mortgage Investment Conduit (REMIC),
    $    1     Series 1991-7, Class M, 8.75%, 5/25/21               $     1
            Collateralized Mortgage Securities Corp.,
       899     Series 1991-6, Class PH, 7.00%, 5/20/20                  901
            Green Tree Financial Corp. Pass-Thru Certificates:
     1,001     Series 1992-2, Class A4, 8.15%, 1/15/18                1,046
     1,000     Series 1993-3, Class A4, 5.45%, 10/15/18                 996
     1,000     Series 1993-3, Class A5, 5.75%, 10/15/18                 989
     2,385     Series 1993-4, Class A2, 5.85%, 1/15/19                2,385
     2,500     Series 1994-8, Class A4, 8.50%, 4/15/25                2,638
            Marine Midland, Real Estate Mortgage Investment
               Conduit (REMIC), Series 1992-3, Class A12,
     1,196     8.00%, 10/25/23                                        1,213
            Merrill Lynch Mortgage Investors, Inc.:
     1,275     Series 1992-B, Class A, 7.85%, 4/15/12                 1,290
     1,650     Series 1994-M1, Class B, 8.1029%, 6/25/22              1,702
            Morgan Stanley Mortgage Trust,
     1,566     Series 40, Class 6, 7.00%, 2/20/20                     1,578
            Prudential Bache CMO Trust,
       481     Series 8, Class E, 7.965%, 3/01/18                       481
            Prudential Home Mortgage Securities:
       755     Series 1993-24, Class A1, 5.50%, 6/25/00                 751
     2,319     Series 1993-24, Class A2, 5.50%, 7/25/00               2,270
            Prudential Securities Financial Asset FDG Corp.,
     1,150     Series 1993-4, Class A3, 6.83%, 9/25/09                1,158
            Resolution Trust Corp.:
       137     Series 1992-MH2, Class B, 7.95%, 2/15/04                 138
        31     Series 1992-MH2, Class A1, 7.00%, 2/15/19                 31
            Security Pacific Acceptance Corp.:
       221     Series 1992-2, Class A2, 7.10%, 5/15/12                  221
     3,250     Series 1992-2, Class A3, 7.50%, 6/15/12                3,294
                                                                    -------
                                                                     23,083
                                                                    -------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 4.3%
            Ford Capital BV Notes,
       638     10.125%, 11/15/00                                        707
            Hydro-Quebec Debentures,
     1,250     13.375%, 2/15/13                                       1,334
            Quebec Province CDA Debentures,
     1,000     13.25%, 9/15/14                                        1,162
            Sumitomo Bank International Notes,
     5,000     9.55%, 7/15/00                                         5,376
                                                                    -------
                                                                      8,579
                                                                    -------

            OTHER 1.8%
            California State Water Department,
     2,000     Series E, 9.875%, 12/01/24                             2,222
            Florida Housing Finance Agency:
       415     Antigua Club-A-2, 8.625%, 8/01/01                        442
       405     Brittany Apartments-C-2, 8.625%, 8/01/02                 436
       510     Maitland Club-B-2, 8.625%, 8/01/01                       543
                                                                    -------
                                                                      3,643
                                                                    -------

    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  -------------                                                 --------------

            U.S. GOVERNMENT AGENCY-BACKED
               MORTGAGE ISSUES 14.5%
            Federal Home Loan Mortgage Corporation (FHLMC)
            Participation Certificates:
    $   39     7.00%, 12/01/01                                     $     39
       155     7.75%, 7/01/09                                           160
            Federal Home Loan Mortgage Corporation (FHLMC)
            Real Estate Mortgage Investment Conduit (REMIC):
       888     Series 1243, Class K, 7.50%, 8/15/01                     903
       577     Series 153, Class F, 7.75%, 8/15/15                      581
     1,885     Series 1149, Class K, 7.50%, 7/15/20                   1,906
     2,365     Series 1101, Class L, 6.95%, 9/15/20                   2,386
        59     Series 1169, Class D, 7.00%, 5/15/21                      59
     1,182     Series 1286, Class E, 7.00%, 10/15/21                  1,192
            Federal National Mortgage Association (FNMA)
               Real Estate Mortgage Investment Conduit (REMIC):
     1,913     Series X-19A, Class A, 6.50%, 10/25/00                 1,922
     2,000     Series 1993-G06, Class K, 7.00%, 11/25/01              2,022
     1,479     Series 1991-63, Class G, 6.95%, 5/25/06                1,494
     1,000     Series 1993-86, Class E, 6.00%, 1/25/07                1,000
     1,377     Series 1992-93, Class G, 7.50%, 6/25/07                1,394
        63     Series 1989-75, Principal Only, Class C,
                 0.00%, 9/25/18                                          62
       211     Series 1992-138, Class C, 6.00%, 12/25/18                211
     2,000     Series G92-11, Class HB, 7.00%, 11/25/19               2,015
       990     Series G92-35, Class C, 7.50%, 7/25/20                 1,005
     1,078     Series 1991-154, Class PH, 7.50%, 9/25/20              1,090
     4,692     Series 1991-82, Class PL, 7.00%, 12/15/20              4,727
     4,000     Series G92-53, Class H, 7.00%, 7/25/21                 4,030
            U.S. Department of Veterans Affairs Mortgage Trust
     1,000     (REMIC), Series 1992-1, Class J, 7.75%, 2/15/01        1,015
                                                                    -------
                                                                     29,213
                                                                    -------

            U.S. TREASURY OBLIGATIONS 16.7%
            U.S. Treasury Notes:
     4,900     6.875%, 3/31/00                                        5,030
     6,100     5.50%, 4/15/00                                         6,077
    22,000     6.625%, 7/31/01                                       22,638
                                                                    -------
                                                                     33,745
                                                                    -------

               Total Long-Term Investments (Cost $197,507)          198,642
                                                                    -------

    Number
   of Shares
(in thousands)
 -------------

            SHORT-TERM INVESTMENTS 1.9%
            INVESTMENT COMPANIES 1.9%
         1  Financial Square Prime Obligation Fund                        1
     3,921  Short-Term Investments Co. Liquid Assets Portfolio        3,921
                                                                    -------

            Total Short-Term Investments (Cost $3,922)                3,922
                                                                    -------

            Total Investments (Cost $201,429) 100.5%                202,564
                                                                    -------

            Liabilities, less Other Assets (0.5)%                     (913)
                                                                    -------

            TOTAL NET ASSETS 100.0%                                $201,651
                                                                   ========

See notes to the financial statements.


INTERMEDIATE BOND MARKET FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
 --------------                                                 --------------

            LONG-TERM INVESTMENTS 94.1%
            ASSET-BACKED SECURITIES 19.8%
            AUTO LOAN RECEIVABLES 1.0%
            General Motors Acceptance Corp. Grantor,
    $  547     Series 1995-A, Class A, 7.15%, 3/15/00                $  549
            Keycorp Auto Grantor Trust,
       828     Series 1995-A, Class A, 5.80%, 7/15/00                   828
            Premier Auto Trust:
       996     Series 1993-5, Class A2, 4.22%, 3/02/99                  988
       323     Series 1994-1, Class A3, 4.75%, 2/02/00                  321
       131     Series 1994-2, Class A4, 6.00%, 5/02/00                  131
                                                                    -------
                                                                      2,817
                                                                    -------

            CREDIT CARD RECEIVABLES 17.1%
            AT&T Universal Card MasterTrust,
     3,000     Series 1995-2, Class A, 5.95%, 10/17/00                3,005
            Advanta Credit Card Master Trust,
     1,000     Series 1995-F, Class A1, 6.05%, 8/01/03                1,004
            American Express Master Trust,
     2,000     Series 1994-2, Class A, 7.60%, 8/15/02                 2,099
            Banc One Credit Card Master Trust:
     7,375     Series 1995-B, Class A, 6.30%, 9/15/00                 7,455
     1,000     Series 1995-A, Class A, 6.15%, 7/15/02                 1,007
            Citibank Credit Card Master Trust, Principal Only,
    11,900     Series 1996-1, 0.00%, 2/07/01                          9,812
            Discover Card Master Trust I,
       500     Series 1993-3, Class A, 6.20%, 5/16/06                   501
            First Chicago Master Trust II,
     4,075     Series 1994-L, Class A, 7.15%, 2/15/00                 4,158
            HFC Private Label Credit Card Master Trust II,
     2,000     Series 1994-2, Class A, 7.80%, 9/20/03                 2,038
            Household Affinity Credit Card Master Trust I,
     3,300     Series 1993-2, Class A, 5.60%, 11/15/00                3,279
            MBNA Master Credit Card Trust,
       745     Series 1995-F, Class A, 6.60%, 8/15/00                   759
            NationsBank Credit Card Master Trust,
     2,500     Series 1995-1, Class A, 6.45%, 8/15/00                 2,537
            Sears Credit Account Master Trust
     5,900     Series 1994-1, Class A, 7.00%, 8/15/00                 6,018
     2,400     Series 1995-3, Class A, 7.00%, 10/15/04                2,464
            Speigel Credit Card Master Trust,
       950     Series 1994-B, Class A, 8.15%, 6/15/04                   992
                                                                    -------
                                                                     47,128
                                                                    -------

            HOME EQUITY LOAN RECEIVABLES 1.7%
            EQCC Home Equity Loan Trust,
     1,200     Series 1994-4, 8.68%, 10/15/08                         1,268
            Security Pacific Acceptance Corp.,
       686     Series 1991-2, Class B, 8.55%, 9/15/11                   698
            Security Pacific Home Equity Loan
       882     Series 1991-1, 8.85%, 5/15/98                            895
     1,853     Series 1991-2, 8.15%, 6/15/20                          1,870
                                                                    -------
                                                                      4,731
                                                                    -------





    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  ------------                                                   ------------

            CORPORATE BONDS 28.5%
            American General Finance Corp. Debentures,
    $  650     9.625%, 7/15/00                                       $  706
            American General Finance Corp. Notes,
     1,000     8.00%, 2/15/00                                         1,040
            BankAmerica Corporation Subordinated Notes,
       465     9.75%, 7/01/00                                           506
     2,000     10.00%, 2/01/03                                        2,315
            Bankers Trust - NY, Subordinated Debentures,
     1,000     9.50%, 6/14/00                                         1,081
            Bear Stearns Company Senior Notes:
     1,312     6.75%, 8/15/00                                         1,332
     2,000     9.375%, 6/01/01                                        2,197
            Caterpillar, Inc. Sinking Fund Debentures,
     2,112     9.75%, 6/01/19                                         2,291
            Chase Manhattan Corp. Debentures,
     1,015     10.00%, 6/15/99                                        1,077
            Chrysler Financial Corp. Debentures:
       750     13.25%, 10/15/99                                         848
       700     12.75%, 11/01/99                                         787
            Commonwealth Edison First Mortgage,
       850     9.75%, 2/15/20                                           948
            Consolidated Edison Co. Debentures,
       100     7.60%, 1/15/00                                           103
            Continental Bank N.A. Subordinated Notes,
     2,875     12.50%, 4/01/01                                        3,401
            Continental Cablevision, Inc. Debentures:
     1,050     8.875%, 9/15/05                                        1,167
     2,975     9.50%, 8/01/13                                         3,477
            Deseret Generation & Transmission Coop Debentures,
       745     9.375%, 1/02/11                                          776
            Jack Eckerd Corporation Senior Subordinated Notes,
     2,449     9.25%, 2/15/04                                         2,620
            Federal Express Corporation Notes,
     1,500     9.65%, 6/15/12                                         1,917
            Federal Express Sinking Fund Pass-Thru Certificates,
     1,000     7.89%, 9/23/08                                         1,063
            First Chicago Corp. Subordinated Notes,
       236     11.25%, 2/20/01                                          271
            First National Bank of Omaha Subordinated Notes,
     1,600     7.32%, 12/01/10                                        1,648
            First USA Bank Senior Notes,
     1,000     5.85%, 2/22/01                                           992
            Fleet Mortgage Group Notes,
     2,405     6.50%, 6/15/00                                         2,427
            Ford Motor Company Debentures,
       850     9.50%, 9/15/11                                         1,068
            Ford Motor Credit Co. Debentures,
     1,097     9.50%, 4/15/00                                         1,180
            Ford Motor Credit Co. Notes,
       375     6.375%, 4/15/00                                          378
            General Motors Acceptance Corp. Debentures,
     1,602     8.625%, 6/15/99                                        1,666

See notes to the financial statements.


INTERMEDIATE BOND MARKET FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  -------------                                                 -------------

            CORPORATE BONDS 28.5% (CONT.)
            General Motors Acceptance Corp. Notes
    $1,050     8.00%, 10/01/99                                      $ 1,079
     2,097     9.375%, 4/01/00                                        2,249
            General Motors Corp. Debentures,
     1,355     9.625%, 12/01/00                                       1,486
            Georgia Pacific Corp. Debentures,
     1,150     9.50%, 12/01/11                                        1,433
       775     9.50%, 5/15/22                                           884
            Goldman Sachs Group Notes,
     5,000     6.25%, 2/01/03 (Acquired 2/01/96; Cost $4,988)*        4,931
            Heller Financial, Inc. Notes,
     1,300     9.375%, 3/15/98                                        1,316
            Household Finance Corp. Senior Subordinated Notes,
     2,468     9.55%, 4/01/00                                         2,657
            Household Finance Corp. Subordinated Notes,
     1,445     9.625%, 7/15/00                                        1,570
            International Lease Finance Corp. Medium Term Notes,
       500     8.25%, 10/19/98                                          511
            Lehman Brothers Holdings, Inc. Medium Term Notes,
     1,750     8.875%, 2/15/00                                        1,848
            Lehman Brothers Holdings, Inc. Notes:
     2,000     6.90%, 7/15/99                                         2,024
     1,500     6.65%, 11/08/99                                        1,514
       400     8.875%, 3/01/02                                          435
            Lehman Brothers, Inc. Senior Subordinated Notes,
     2,280     10.00%, 5/15/99                                        2,407
            NCNB Corp. Subordinated Notes,
     2,055     10.20%, 7/15/15                                        2,706
            News America Holdings Debentures,
       750     10.125%, 10/15/12                                        874
            Paine Webber Group, Inc. Medium Term Notes,
     1,000     7.70%, 2/11/00                                         1,031
            J.C. Penney Company, Inc. Debentures,
     1,950     9.75%, 6/15/21                                         2,178
            SCE Capital Corp. Notes,
     1,000     7.375%, 12/15/03                                       1,030
            Salomon, Inc. Medium Term Notes,
     1,300     10.125%, 6/01/99                                       1,379
            Salomon, Inc. Senior Notes:
     1,450     7.75%, 5/15/00                                         1,503
       150     6.75%, 2/15/03                                           152
            The Charles Schwab Corp. Medium Term Notes,
       650     6.06%, 10/02/00                                          647
            Smith Barney Holdings, Inc. Notes,
     1,400     6.625%, 6/01/00                                        1,416
                                                                    -------
                                                                     78,542
                                                                    -------


    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  ------------                                                   ------------

            MORTGAGE-BACKED SECURITIES 2.1%
            Green Tree Financial Corp. Pass-Thru Certificates,
    $  350     Series 1993-4, Class A3, 6.25%, 1/15/19             $    352
            MDC Asset Investors Trust,
               Real Estate Mortgage Investment Conduit (REMIC),
     1,021     Series VIII, Class 8, 7.75%, 9/25/17                   1,052
            Merrill Lynch Mortgage Investors, Inc. Notes,
       124     8.375%, 2/09/00                                          130
            Salomon Brothers Mortgage Securities,
     1,567     Series 1986-1, Class A, 6.00%, 12/25/11                1,546
            Westam Mortgage Financial Corporation,
     2,500     Series 11, Class A, 6.36%, 8/26/20                     2,563
                                                                    -------
                                                                      5,643
                                                                    -------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 7.6%
            Ford Capital BV Debentures,
       600     9.50%, 6/01/10                                           740
            Ford Capital BV Notes,
     4,153     10.125%, 11/15/00                                      4,605
            Hydro-Quebec Corporation Debentures,
     2,250     11.75%, 2/01/12                                        3,245
            Korea Development Bank Bonds,
     1,075     7.125%, 9/17/01                                        1,043
            Korea Electric Power Debentures:
       820     7.75%, 4/01/13                                           772
       750     6.75%, 8/01/27                                           691
            Midland Bank PLC Subordinated Notes,
     4,225     6.95%, 3/15/11                                         4,286
            National Bank of Hungary Debentures,
     1,350     8.875%, 11/01/13                                       1,489
            Pohang Iron & Steel Notes,
       875     7.125%, 7/15/04                                          878
            Quebec Province Local Government Guarantee,
       400     13.25%, 9/15/14                                          465
            Wharf Capital International Ltd. Notes:
       800     8.875%, 11/01/04                                         883
     1,725     7.625%, 3/13/07                                        1,758
                                                                    -------
                                                                     20,855
                                                                    -------
See notes to the financial statements.


INTERMEDIATE BOND MARKET FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  ------------                                                   ------------

            U.S. GOVERNMENT AGENCY-BACKED
            MORTGAGE ISSUES 7.0%
            Federal Home Loan Mortgage Corporation (FHLMC)
            Real Estate Mortgage Investment Conduit (REMIC):
    $  208     Series 1624, Class KE, 6.00%, 10/15/02                $  208
       947     Series 1289, Class PR, 7.50%, 2/15/03                    973
     1,076     Series 1456, Class LA, 7.50%, 5/15/03                  1,107
       600     Series 1496, Class KA, 6.00%, 12/15/03                   598
       999     Series 8, Class VB, 7.00%, 1/25/04                     1,018
       300     Series 1551, Class E, 6.50%, 9/15/07                     304
     1,200     Series 1101, Class L, 6.95%, 9/15/20                   1,211
       969     Series 1167, Class E, 7.50%, 11/15/21                    995
     2,826     Series 1286, Class A, 6.00%, 5/15/22                   2,781
            Federal National Mortgage Association (FNMA)
               Real Estate Mortgage Investment Conduit (REMIC):
       800     Series 1993-23, Class PU, 7.50%, 1/25/00                 810
       500     Series 1992-73, Class L, 7.50%, 1/25/01                  513
     1,386     Series 1992-18, Class HB, 7.20%, 3/25/02               1,406
     3,500     Series 1993-37, Class B, 7.00%, 7/25/02                3,560
       941     Series 1992-103, Class L, 7.50%, 11/25/02                966
     2,000     Series 1991-77, Class PH, 7.00%, 11/25/20              2,017
       250     Series 1991-82, Class PL, 7.00%, 12/15/20                252
            U.S. Department of Veterans Affairs Mortgage Trust
       500     (REMIC), Series 1992-2, Class J, 7.00%, 3/15/01          502
                                                                    -------
                                                                     19,221
                                                                    -------

            U.S. TREASURY OBLIGATIONS 29.1%
            U.S. Treasury Bonds:
    29,850     10.75%, 2/15/03                                       36,492
     1,025     11.875%, 11/15/03                                      1,336
    10,000     13.75%, 8/15/04                                       14,359
     5,250     10.75%, 8/15/05                                        6,814
            U.S. Treasury Inflation-Indexed Notes,
     2,639     3.375%, 1/15/07                                        2,603
            U.S. Treasury Notes:
    18,075     6.625%, 7/31/01                                       18,600
                                                                    -------
                                                                     80,204
                                                                    -------

            Total Long-Term Investments (Cost $254,308)             259,141
                                                                    -------


     Number                                                         Market
    of Shares                                                       Value
 (in thousands)                                                 (in thousands)
  -------------                                                  ------------

            SHORT-TERM INVESTMENTS 4.6%
            Investment Companies 4.6%
         5  Financial Square Prime Obligation Fund                  $     5
    12,586  Short-Term Investments Co. Liquid Assets Portfolio       12,586
                                                                    -------

            Total Short-Term Investments (Cost $12,591)              12,591
                                                                    -------

            Total Investments (Cost $266,899) 98.7%                 271,732
                                                                    -------

            Other Assets, less Liabilities 1.3%                       3,480
                                                                    -------

            TOTAL NET ASSETS 100.0%                                $275,212
                                                                   ========

* Unregistered security

See notes to the financial statements.


TAX-EXEMPT INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  ------------                                                   ------------

            GENERAL OBLIGATION 1.7%
            Washington State:
    $  100     6.75%, 10/01/01                                       $  105
     1,000     6.30%, 9/01/02                                         1,080
                                                                    -------

            Total General Obligation (Cost $1,173)                    1,185
                                                                    -------

            REVENUE BONDS 4.9%
            HOUSING 2.9%
            Saint Charles, Illinois, Industrial Development -
            Covington Ct Project, Mandatory Put,
       960     9/01/98, 5.50%, 12/01/09                                 974
            South Dakota Housing Development Authority -
     1,105     Homeownership Mortgage, 4.85%, 5/01/01                 1,113
                                                                    -------
                                                                      2,087
                                                                    -------

            OTHER 1.5%
            Georgia Municipal Electric Authority Power Revenue,
     1,000     8.125%, 1/01/17, Crossover Refunded 1/01/98            1,026
                                                                    -------

            UNIVERSITY 0.5%
            New England Education Student Loan Marketing
       360     Corporation, 5.80%, 3/01/02                              375
                                                                    -------

            Total Revenue Bonds (Cost $3,466)                         3,488
                                                                    -------

            PREREFUNDED AND ESCROWED
               TO MATURITY 66.5%
            Alaska State Housing Finance Corporation,
     1,465     6.375%, 12/01/12, Prerefunded 12/01/02                 1,595
            Anniston, Alabama Regional Medical Center Board Project
     1,160     8.00%, 7/01/11, Escrowed to Maturity                   1,492
            Arizona State Municipal Funding Program,
     1,500     8.75%, 8/01/07, Escrowed to Maturity                   1,964
            Cherokee County, Oklahoma
     1,340     0.00%, 11/01/11, Escrowed to Maturity                    660
            Chicago, Illinois Motor Fuel Tax Revenue,
     1,000     7.05%, 1/01/07, Prerefunded 1/01/01                    1,101
            Clark County, Nevada School District,
       345     7.00%, 6/01/09, Prerefunded 6/01/01                      380
            Cleveland, Ohio Packaging Facilities Revenue,
     1,125     8.10%, 9/15/22, Prerefunded 9/15/02                    1,336
            Convention Center Authority - Rhode Island Revenue,
     1,000     6.65%, 5/15/12, Prerefunded 5/15/01                    1,097
            Danville, Indiana Community Elementary School Building
     1,000     Corp., First Mortgage, 6.90%, 1/15/10,
               Prerefunded 1/15/021,116
            Delaware County, Pennsylvania, - Elwyn Inc. Project,
     1,000     8.35%, 6/01/15, Prerefunded 6/01/00                    1,121
            Des Plaines, Illionois Hospital Facilities - Holy Family Hospital Project,
       560     10.75%, 1/01/14, Prerefunded 7/01/02                     711
            Elizabeth-Forward Pennsylvania School District,
     1,000     7.25%, 1/15/10, Prerefunded 1/15/00                    1,066


    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  -------------                                                  ------------

            PREREFUNDED AND ESCROWED
               TO MATURITY 66.5% (cont.)
            Farmington, New Mexico Power Revenue Bonds,
    $1,185     9.875%, 1/01/13, Prerefunded 7/01/05                  $1,571
            Fruita, Colorado, Escrowed to Maturity:
       500     9.25%, 10/01/01                                          569
       500     9.25%, 4/01/03                                           609
            Fulco, Georgia Hospital Authority Anticipation
               Certificates,
     1,090     6.25%, 9/01/13, Prerefunded 9/01/02                    1,202
            Hodgkins, Illinois,
     1,400     9.50%, 12/01/09, Prerefunded 12/01/01                  1,687
            Houston, Texas Arpt Sys Rev
       950     8.20%, 7/01/05, Escrowed to Maturity                   1,127
            Illinois Educational Facilities Authority - Chicago
               College Of Osteopathic Medicine, Escrowed To Maturity,
       310     8.75%, 7/01/99                                           324
            Illinois Educational Facilities Authority - Loyola
               University,
     3,355     7.125%, 7/01/21, Prerefunded 7/01/01                   3,742
            Intermountain Power Agency, Utah Supply Revenue
     2,500     0.00%, 7/01/21, Prerefunded 7/01/00                      257
            Louisiana Public Facilities Authority Hospital Revenue
     1,915     7.25%, 10/01/22, Prerefunded 10/01/02                  2,194
            Louisville, Kentucky Water & Sewer Revenue,
     1,000     6.00%, 11/15/07, Escrowed to Maturity                  1,094
            Maricopa County, Arizona School District No. 1, Phoenix
     1,000     Elementary, 6.60%, 7/01/03, Prerefunded 7/01/01        1,089
            Metropolitan Nashville Airport,
       500     7.75%, 7/01/07, Prerefunded 7/01/01                      568
            Metropolitan Government Nashville & Davidson
            County, Tennessee Water & Sewer
     6,000     0.00%, 12/01/13, Prerefunded 12/01/02                  1,538
            Michigan State Hospital Financial Authority,
            Sisters of Mercy Health Corp.,
       870     7.50%, 2/15/18, Prerefunded 2/15/01                      972
            Milwaukee County, Wisconsin
     1,000     6.20%, 12/01/01, Prerefunded 12/01/98                  1,025
            Nevada State Colorado River Community,
     1,130     6.50%, 7/01/19, Prerefunded 7/01/04                    1,271
            Oklahoma State Industrial Authority Revenue,
               St. Anthony Hospital, Escrowed to Maturity,
     1,030     6.125%, 6/01/03                                        1,098
            Peninsula Ports Authority Virginia Health Care
               Facilities - Mary Immaculate Project,
     2,000     7.00%, 8/01/17, Prerefunded to 8/01/04 & 8/01/06       2,304
            Pennsylvania State Industrial Development Authority -
     1,000     Series A, 7.00%, 1/01/11, Prerefunded 7/01/01          1,112
            Philadelphia, Pennsylvania Regional Port Authority,
     1,000     Lease Revenue Bonds, 7.15%, 8/01/20,
               Prerefunded 8/01/00                                    1,079
            Phoenix, Arizona Street & Highway Users,
     1,000     6.50%, 7/01/02                                         1,104
            Rhode Island State Public Building Authority,
     1,000     6.00%, 2/01/11, Prerefunded 2/01/01                    1,054


See notes to the financial statements.

TAX-EXEMPT INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  ------------                                                   ------------

            PREREFUNDED AND ESCROWED
               TO MATURITY 66.5% (cont.)
            San Marcos, California Certificate Participation,
    $1,085     0.00%, 2/15/06, Escrowed to Maturity                  $  738
            Tucson, Arizona Street & Highway User Revenue Bonds,
     1,000     9.25%, 7/01/02, Escrowed to Maturity                   1,196
            University of Illinois,
     1,005     6.10%, 10/01/03, Escrowed to Maturity                  1,089
            Virginia State Residential Authority - Solid Waste
               Disposal
     1,000     System, 7.30%, 4/01/15, Prerefunded 4/01/00            1,092
            Wausau, Wisconsin School District,
     1,000     6.50%, 4/01/10, Prerefunded 4/01/02                    1,088
            Williston, North Dakota,
        80     6.00%, 6/01/98, Escrowed to Maturity                      81
                                                                    -------

            Total Prerefunded and Escrowed to Maturity
            (Cost $46,539)                                           47,513
                                                                    -------

            INSURED BONDS 24.3%
            EDUCATION 0.3%
            Merrillville, Indiana Multi-School Building
               Corporation,
       200     6.375%, 7/01/03                                          219
                                                                    -------

            ELECTRIC 3.1%
            Springfield, Illinois Electric Revenue,
     1,000     6.00%, 3/01/04                                         1,078
     1,050     6.00%, 3/01/06                                         1,149
                                                                    -------
                                                                      2,227
                                                                    -------

            GENERAL OBLIGATION 13.7%
            Amarillo, Texas Independent School District,
     1,035     7.00%, 2/01/06                                         1,182
            Bolingbrook, Illinois
     1,080     0.00%, 1/01/05                                           767
            Chicago, Illinois,
       675     11.60%, 1/01/01                                          824
            Chicago, Illinois Park District,
     2,770     6.00%, 1/01/07                                         3,031
            Maricopa County, Arizona Elementary School District
               No. 068, Alhambra,
     1,000     5.625%, 7/01/03, Partially Prerefunded                 1,045
            Palatine, Illinois
     1,405     9.90%, 1/01/16, Crossover Refunded 1/01/00             1,598
            Rocklin, California Unified School District,
     1,235     6.70%, 9/01/04                                         1,334
                                                                    -------
                                                                      9,781
                                                                    -------


    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  ------------                                                   ------------

            PUBLIC FACILITIES & IMPROVEMENTS 7.2%
            Illinois State Certificates of Participation,
    $1,000     6.00%, 7/01/06                                       $ 1,093
            Metropolitan Pier & Exposition Authority, Illinois
     1,945     Dedicated State Tax Revenue, 0.00%, 12/15/98           1,860
            Mun-Del Building Corp., Indiana
     1,000     7.00%, 1/05/05                                         1,073
            Texas State Turnpike Authority, Dallas
     1,000     6.50%, 1/01/08                                         1,141
                                                                    -------
                                                                      5,167
                                                                    -------

            Total Insured Municipal Bonds (Cost $17,087)             17,394
                                                                    -------

     Number
    of Shares
 (in thousands)
  -------------

            INVESTMENT COMPANIES 3.7%
       131  Financial Square Tax-Exempt Money Market                    131
     2,498  Tax Free Investment Trust                                 2,498
                                                                    -------

            Total Investment Companies (Cost $2,629)                  2,629
                                                                    -------

            Total Investments (Cost $70,894) 101.1%                  72,209
                                                                    -------

            Liabilities, less Other Assets (1.1)%                     (802)
                                                                    -------

            TOTAL NET ASSETS 100.0%                                 $71,407
                                                                    =======

See notes to the financial statements.


BOND IMMDEX/TM FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  -------------                                                  ------------

            LONG-TERM INVESTMENTS 96.8%
            ASSET-BACKED SECURITIES 13.2%
            AUTO LOAN RECEIVABLES 0.8%
            Ford Credit Grantor Trust,
    $  931     Series 1995-A, Class A, 5.90%, 5/15/00                $  932
            General Motors Acceptance Corp. Grantor Trust,
     1,044     Series 1995-A, Class A, 7.15%, 3/15/00                 1,049
            Premier Auto Trust:
       313     Series 1993-3, Class A3, 4.90%, 12/15/98                 313
       542     Series 1993-4, Class A2, 4.65%, 2/02/99                  542
       337     Series 1993-5, Class A2, 4.22%, 3/02/99                  335
       675     Series 1993-6, Class B, 4.875%, 11/02/99                 674
                                                                    -------
                                                                      3,845
                                                                    -------

            CREDIT CARD RECEIVABLES 12.3%
            Advanta Credit Card Master Trust,
     4,200     Series 1995-F, Class A1, 6.05%, 8/01/03                4,218
            Banc One Credit Card Master Trust,
     8,000     Series 1995-B, Class A, 6.30%, 9/15/00                 8,087
            Citibank Credit Card Master Trust, Principal Only,
     6,465     Series 1996-1, 0.00%, 2/07/01                          5,331
            First Chicago Master Trust II,
     1,800     Series 1994-L, Class A, 7.15%, 2/15/00                 1,837
            HFC Private Label Credit Card Master Trust II:
     2,600     Series 1994-2, Class A, 7.80%, 9/20/03                 2,649
       487     Series 1993-2, Class A3, 4.65%, 12/20/08                 484
            Household Affinity Credit Card Master Trust I,
     3,750     Series 1993-2, Class A, 5.60%, 11/15/00                3,727
            MBNA Master Credit Card Trust,
     2,780     Series 1995-F, Class A, 6.60%, 8/15/00                 2,831
            NationsBank Credit Card Master Trust,
     9,660     Series 1995-1, Class A, 6.45%, 8/15/00                 9,802
            Sears Credit Account Master Trust:
    11,750     Series 1994-1, Class A, 7.00%, 8/15/00                11,984
     1,700     Series 1995-2, Class A, 8.10%, 1/15/01                 1,774
     5,300     Series 1995-3, Class A, 7.00%, 10/15/04                5,441
                                                                    -------
                                                                     58,165
                                                                    -------

            HOME EQUITY LOAN RECEIVABLES 0.1%
            IMC Home Equity Loan Trust,
       373     Series 1996-3, Class A1, 7.00%, 4/25/11                  372
                                                                    -------

            CORPORATE BONDS 37.5%
            Alabama Power Company First Mortgage Bond,
     1,000     9.00%, 12/01/24                                        1,113
            American Airline Equipment Pass-Thru Certificates,
     1,500     10.21%, 1/01/10                                        1,862
            BankAmerica Corporation Subordinated Notes,
     3,539     10.00%, 2/01/03                                        4,096
            BarclaysAmericanCorp. Debentures,
       925     9.75%, 5/15/21                                         1,054



    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  ------------                                                  -------------

            CORPORATE BONDS 37.5% (CONT.)
            Barnett Banks Inc. Subordinated Notes,
    $1,155     8.50%, 3/01/99                                        $1,191
            Bear Stearns Company Notes,
        63     6.50%, 6/15/00                                            63
            Bear Stearns Company Senior Notes,
       500     6.75%, 8/15/00                                           508
            Burlington Northern Railroad Company Equipment
            Trust Certificates,
       500     11.85%, 1/15/99                                          533
            Chase Manhattan Corp. Notes,
     7,802     10.00%, 6/15/99                                        8,276
            Chrysler Financial Corp. Debentures:
     7,648     13.25%, 10/15/99                                       8,647
     1,927     12.75%, 11/01/99                                       2,167
            Citicorp Subordinated Capital Notes,
     3,836     9.75%, 8/01/99                                         4,055
            Commonwealth Edison Co. First Mortgage,
     6,050     9.75%, 2/15/20                                         6,745
            Continental Bank Subordinated Notes,
     1,963     12.50%, 4/01/01                                        2,322
            Continental Cablevision, Inc. Debentures:
     2,050     8.875%, 9/15/05                                        2,279
     6,075     9.50%, 8/01/13                                         7,099
            Deseret Generation & Transmission Coop Debentures,
     2,383     9.375%, 1/02/11                                        2,483
            Federal Express Corporation Debentures,
     2,163     9.625%, 10/15/19                                       2,340
            Federal Express Corporation Notes,
     4,200     9.65%, 6/15/12                                         5,367
            First Chicago Corp. Subordinated Notes:
     3,844     9.00%, 6/15/99                                         4,018
       970     9.875%, 8/15/00                                        1,061
            First National Bank Chicago Debentures,
     1,100     8.08%, 1/05/18                                         1,253
            First National Bank Omaha Subordinated Notes,
     3,100     7.32%, 12/01/10                                        3,193
            First USA Bank Notes,
     1,125     5.85%, 2/22/01                                         1,116
            Ford Motor Company Notes,
     2,650     9.50%, 9/15/11                                         3,331
            Ford Motor Credit Co. Notes,
       911     8.375%, 1/15/00                                          954
            GTE North, Inc. Debentures,
     1,100     9.60%, 1/01/21                                         1,235
            Geico Corporation Debentures,
     2,000     9.15%, 9/15/21                                         2,266
            General Motors Acceptance Corp. Medium Term Notes,
     1,000     7.50%, 7/22/99                                         1,025
            General Motors Acceptance Corp. Notes:
     1,375     8.00%, 10/01/99                                        1,413
     1,037     9.625%, 5/15/00                                        1,122

See notes to the financial statements.


BOND IMMDEX/TM FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  ------------                                                   ------------

            CORPORATE BONDS 37.5% (CONT.)
            General Motors Corp. Debentures,
    $1,699     9.625%, 12/01/00                                      $1,864
            Georgia Pacific Corp. Debentures:
     1,511     9.50%, 12/01/11                                        1,883
     1,500     9.50%, 2/15/18                                         1,557
     4,125     9.875%, 11/01/21                                       4,619
       975     9.50%, 5/15/22                                         1,112
            Goldman Sachs Group Notes,
    10,000     6.25%, 2/01/03 (Acquired 2/01/96; Cost $9,974) *       9,863
            Heller Financial, Inc. Notes,
     9,045     9.375%, 3/15/98                                        9,157
            Household Finance Corp. Subordinated Notes,
     4,327     9.625%, 7/15/00                                        4,700
            Lehman Brothers Holdings, Inc. Debentures,
     2,365     9.875%, 10/15/00                                       2,562
            Lehman Brothers Holdings, Inc. Medium Term Notes:
     3,825     6.65%, 11/08/99                                        3,862
     1,805     8.875%, 2/15/00                                        1,906
            Lehman Brothers Holdings, Inc. Notes,
     1,700     6.90%, 7/15/99                                         1,720
            Lehman Brothers, Inc. Senior Subordinated Notes,
     7,232     10.00%, 5/15/99                                        7,634
            The May Department Stores Company Debentures,
     1,650     9.875%, 6/15/21                                        1,893
            Mississippi Power & Light Notes,
     1,000     8.80%, 4/01/05                                         1,009
            Mobile Energy Services LLC Debentures,
       711     8.665%, 1/01/17                                          756
            National Westminster Bancorp. Inc., Debentures,
     1,000     9.375%, 11/15/03                                       1,149
            NCNB Corp. Subordinated Notes,
     5,155     10.20%, 7/15/15                                        6,788
            News America Holdings Debentures,
     2,200     10.125%, 10/15/12                                      2,564
            Paine Webber Group Medium Term Notes,
     2,450     6.73%, 1/20/04                                         2,471
            Parker Hannifin Debentures,
       400     9.75%, 2/15/21                                           445
            J.C. Penney Company, Inc. Debentures,
     4,000     9.75%, 6/15/21                                         4,469
            SCE Capital Corp. Notes,
     1,100     7.375%, 12/15/03                                       1,133
            Salomon, Inc. Notes,
     2,150     7.00%, 6/15/03                                         2,202
            Salomon, Inc. Senior Notes:
     2,850     7.75%, 5/15/00                                         2,955
     2,100     6.75%, 2/15/03                                         2,127
            The Charles Schwab Corp. Medium Term Notes:
     2,000     5.84%, 9/30/99                                         1,991
     2,250     5.90%, 10/01/99                                        2,242



    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  ------------                                                   ------------

            CORPORATE BONDS 37.5% (CONT.)
            Security Pacific Corp. Subordinated Notes,
    $  455     11.50%, 11/15/00                                    $    517
            Tenneco, Inc. Debentures,
     3,150     7.45%, 12/15/25                                        3,276
            Union Camp Corp. Debentures,
       850     10.00%, 5/01/19                                          923
            Westvaco Corp. Debentures,
     1,200     10.125%, 6/01/19                                       1,311
                                                                    -------
                                                                    176,847
                                                                    -------

            MORTGAGE-BACKED SECURITIES 0.2%
            Prudential Securities Secured Financing Corp.,
     1,050     Series 1993-1, Class A, 6.44%, 2/16/21                 1,011
                                                                    -------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 9.7%
            British Telecommunications Finance Debentures,
     2,761     9.625%, 2/15/19                                        3,001
            Ford Capital BV Notes:
     3,296     10.125%, 11/15/00                                      3,655
     2,821     9.375%, 5/15/01                                        3,099
     1,400     9.50%, 6/01/10                                         1,726
            Hydro-Quebec Debentures:
     3,500     11.75%, 2/01/12                                        5,047
       750     9.75%, 1/15/18                                           851
            Korea Development Bank Bonds,
     1,800     7.125%, 9/17/01                                        1,747
            Korea Electric Power Debentures:
     1,955     7.75%, 4/01/13                                         1,841
     1,350     6.75%, 8/01/27                                         1,244
            Midland Bank PLC Subordinated Notes,
     5,000     6.95%, 3/15/11                                         5,073
            National Bank of Hungary Debentures,
     2,350     8.875%, 11/01/13                                       2,592
            Newfoundland (Province of) Canada,
     1,800     10.00%, 12/01/20                                       2,416
            Norsk Hydro A/S Debentures,
     2,900     9.00%, 4/15/12                                         3,448
            Pohang Iron & Steel Notes,
     1,575     7.125%, 7/15/04                                        1,580
            Quebec Province Debentures,
     2,000     11.00%, 6/15/15                                        2,290
            Sweden (Kingdom of) Debentures,
     1,100     11.125%, 6/01/15                                       1,603
            Wharf Capital International Ltd. Notes:
     1,625     8.875%, 11/01/04                                       1,794
     2,675     7.625%, 3/13/07                                        2,726
                                                                    -------
                                                                     45,733
                                                                    -------

See notes to the financial statements.


BOND IMMDEX/TM FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  ------------                                                   ------------

            U.S. GOVERNMENT AGENCY-BACKED
               MORTGAGE ISSUES 7.5%
            Federal Home Loan Mortgage Corporation (FHLMC),
    $  113     Participation Certificates, 7.50%, 4/01/07          $    115
            Federal Home Loan Mortgage Corporation (FHLMC)
               Real Estate Mortgage Investment Conduit (REMIC):
     1,065     Series 1022, Class J, 6.00%, 12/15/20                  1,044
     3,180     Series 1118, Class Z, 8.25%, 7/15/21                   3,315
       429     Series 1169, Class D, 7.00%, 5/15/21                     433
        18     Series 1259, Interest Only, Class IC,
                 1007.05%, 10/15/05                                     126
     2,956     Series 1790-A, Class A, 7.00%, 4/15/22                 2,990
       739     Series 6, Class C, 9.05%, 6/15/19                        782
     2,150     Series 188, Class H, 7.00%, 9/15/21                    2,175
     1,905     Series 1201, Class E, 7.40%, 12/15/21                  1,944
            Federal National Mortgage Association (FNMA),
               Participation Certificates:
       495     7.50%, 8/01/07                                           508
       142     7.75%, 6/01/08                                           147
            Federal National Mortgage Association (FNMA)
               Real Estate Mortgage Investment Conduit (REMIC):
       500     Series 1990-61, Class H, 7.00%, 6/25/20                  507
     1,056     Series 1990-102, Class J, 6.50%, 8/25/20               1,049
     3,100     Series 1991-56, Class M, 6.75%, 6/25/21                3,111
               Series 1992-29, Interest Only, Class K,
         6       977.92%, 11/25/00                                       79
       650     Series 1993-87, Class KD, 6.00%, 6/25/03                 645
               Series 1992-145, Interest Only, Class N,
        19       1010.06%, 1/25/06                                      575
       172     Series 1989-39, Principal Only, Class C, 0.00%,
                 6/25/17                                                169
       950     Series X-225C, Class TE, 5.45%, 10/25/18                 938
     1,568     Series 1988-24, Class G, 7.00%, 10/25/18               1,581
     1,467     Series 1989-44, Class H, 9.00%, 7/25/19                1,560
       365     Series 1989-90, Class E, 8.70%, 12/25/19                 387
     1,701     Series 1990-30, Class E, 6.50%, 3/25/20                1,699
       183     Series 1990-72, Class A, 9.00%, 7/25/20                  187
       538     Series 1990-72, Class B, 9.00%, 7/25/20                  589
     5,697     Series 1990-105, Class J, 6.50%, 9/25/20               5,664
     1,092     Series 1990-106, Class J, 8.50%, 9/25/20               1,145
     1,876     Series 1992-120, Class C, 6.50%, 7/25/22               1,866
                                                                    -------
                                                                     35,330
                                                                    -------

            U.S. TREASURY OBLIGATIONS 28.7%
            U.S. Treasury Bonds,
    96,580     9.25%, 2/15/16                                       128,668
            U.S. Treasury Inflation-Indexed Notes,
     3,121     3.375%, 1/15/07                                        3,079
            U.S. Treasury Notes,
     3,725     6.625%, 7/31/01                                        3,833
                                                                    -------
                                                                    135,580
                                                                    -------

            Total Long-Term Investments (Cost $436,264)             456,883
                                                                    -------

     Number                                                         Market
    of Shares                                                       Value
 (in thousands)                                                 (in thousands)
  ------------                                                   ------------

            SHORT-TERM INVESTMENTS 2.3%
            INVESTMENT COMPANIES 2.3%
        10  Financial Square Prime Obligation Fund                 $     10
    10,994  Short-Term Investments Co. Liquid Assets Portfolio       10,994
                                                                    -------

            Total Short-Term Investments (Cost $11,004)              11,004
                                                                    -------

            Total Investments (Cost $447,268) 99.1%                 467,887
                                                                    -------

            Other Assets, less Liabilities 0.9%                       4,275
                                                                    -------

            TOTAL NET ASSETS 100.0%                                $472,162
                                                                   ========

*Unregistered security

See notes to the financial statements.


SHORT-TERM BOND MARKET FUND
INTERMEDIATE BOND MARKET FUND
TAX-EXEMPT INTERMEDIATE BOND FUND
BOND IMMDEX/TM FUND
NOTES TO THE FINANCIAL STATEMENTS

1.ORGANIZATION
  Portico Funds, Inc. (the "Company") was incorporated on February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds (the "Funds") are separate, diversified investment portfolios of the Company. The Short-Term Bond Market Fund and Bond IMMDEX/TM Fund commenced operations on Dec ember 29, 1989; the Intermediate Bond Market Fund commenced operations on January 5, 1993; and the Tax-Exempt Inter mediate Bond Fund commenced operations on February 8, 1993. The objective of the Short-Term Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 year Government/Corporate Bond Index. The objective of the Intermediate Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index. The objective of the Tax-Exempt Intermediate Bond Fund is to seek to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. The objective of the Bond IMMDEX/TM Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index.

  The costs, in thousands, incurred in connection with the organization, initial registration and public offering of shares aggregating $14 and $11 for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds, respectively, have been paid by the Funds. These costs are being amortized over the period of benefit, but not to exceed sixty months from each Fund's commencement of operations.

  The Company has issued two classes of Fund shares in each of the Funds:
Series A and Series Institutional. The Series A shares are subject to a 0.25% service organization fee and to an initial sales charge imposed at the time of purchase, in accordance with the Funds' prospectus. The maximum sales charge is 2% of the offering price or 2.04% of the net asset value. Each class of shares for each Fund has identical rights and privileges except with respect to service organization fees paid by Series A shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2.SIGNIFICANT ACCOUNTING POLICIES
  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

a)Investment Valuation - Securities which are traded on a recognized exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available and other assets are valued at fair value as deter mined by the investment adviser under the supervision of the Board of Directors.

b)Federal Income Taxes - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute substantially all of their taxable income to shareowners. The Funds intend to continue to so comply in future years.

c)Income and Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory, administration and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts or net sales, where applicable. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

d)Distributions to Shareowners - Dividends from net investment income of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Inter mediate Bond and Bond IMMDEX/TM Funds are declared and paid monthly. Distributions of net realized capital gains, if any, will be declared at least annually.

e)Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)Unregistered Security - The Intermediate Bond Market and
  Bond IMMDEX/TM Funds own a certain investment security which is unregistered and thus restricted to resale. This security is valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of this security requires registration under the Securities Act of 1933, the Funds have the right to include their security in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

g)Other - Investment and shareowner transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized over the life of the respective bond. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

3.INVESTMENT TRANSACTIONS
  The aggregate purchases and sales, in thousands, of securities, excluding short-term investments, for the Funds for the year ended October 31, 1997, were as follows:

                    SHORT-TERM    INTERMEDIATE    TAX-EXEMPT        BOND
                   BOND MARKET    BOND MARKET    INTERMEDIATE    IMMDEX/TM
                       FUND           FUND        BOND FUND         FUND
                       ----           ----        ---------         ----
Purchases:
 U.S. Government    $ 56,459        $84,834           --00       $ 47,504
 Other               102,046         75,439        $30,106        141,825

Sales:
 U.S. Government      55,418         42,178           --00         42,620
 Other               104,401         45,658          6,115        103,714

At October 31, 1997, gross unrealized appreciation and depreciation of investments for federal income tax purposes, in thousands, were as follows:


                    SHORT-TERM    INTERMEDIATE    TAX-EXEMPT        BOND
                   BOND MARKET    BOND MARKET    INTERMEDIATE    IMMDEX/TM
                       FUND           FUND        BOND FUND         FUND
                       ----           ----        ---------         ----

Appreciation          $1,477         $5,230         $1,332        $21,804
(Depreciation)         (381)          (397)           (18)        (1,356)
                      ------         ------         ------        -------
Net unrealized
  appreciation
  on investments      $1,096         $4,833         $1,314        $20,448
                      ======         ======         ======        =======

  At October 31, 1997, the cost of investments, in thousands, for federal income tax purposes was $201,468, $266,899, $70,895 and $447,438 for the Short-Term
Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds, respectively. At October 31, 1997, the Short-Term Bond Market, Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds had accumulated net realized capital loss carryovers, in thousands, of $1,248, $252 and $50, respectively, expiring in 2002. The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds had accumulated net realized capital loss carryovers, in thousands, of $189, $568 and $503, respectively, expiring in 2003. The Short-Term Bond Market and Bond IMMDEX/TM Funds had accumulated net realized capital loss carryovers, in thousands, of $79 and $24, respectively, expiring in 2004. The Short-Term Bond Market Fund had accumulated net realized capital loss carryovers, in thousands, of $1,078, expiring in 2005. To the extent each Fund realizes future net capital gains, taxable distributions to its respective shareowners will be offset by any unused capital loss carryover. During the year ended October 31, 1997, the Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds utilized accumulated net realized capital loss carryovers, in thousands, of $242, $48 and $485, respectively.

4.CAPITAL SHARE TRANSACTIONS
  Transactions, in thousands, of shares of the Funds were as follows:

                                   SHORT-TERM               INTERMEDIATE              TAX-EXEMPT                  BOND
                                   BOND MARKET              BOND MARKET              INTERMEDIATE               IMMDEX/TM
                                      FUND                      FUND                   BOND FUND                  FUND
                               ------------------      ---------------------     --------------------      -------------------
                                Amount     Shares         Amount      Shares       Amount      Shares       Amount      Shares
                                -------    ------         -------     ------       ------      ------       -------    -------
YEAR ENDED OCTOBER 31, 1997:
Series A shares:
  Shares sold                 $ 30,209       2,949       $  7,985        784       $13,524     1,317       $ 30,638     1,111
  Shares issued to owners
     in reinvestment
     of dividends                3,315         325            739         73           561        55          2,728        99
  Shares redeemed             (26,932)     (2,629)        (5,689)      (557)       (5,799)     (564)       (13,274)     (482)
                              --------     -------       --------   --------      --------   -------       --------   -------
  Net increase               $   6,592         645       $  3,035        300      $  8,286       808      $  20,092       728
                              ========     =======       ========   ========      ========   =======       ========   =======

Series Institutional shares:
  Shares sold                 $ 41,412       4,034       $108,111     10,593       $21,675     2,110       $ 99,564     3,611
  Shares issued to owners
     in reinvestment
     of dividends                7,603         744          7,516        740           432        42         20,489       746
  Shares redeemed             (60,562)     (5,912)       (37,572)    (3,678)       (7,177)     (699)       (91,596)   (3,322)
                              --------     -------       --------   --------      --------   -------       --------   -------
  Net increase (decrease)    $(11,547)     (1,134)       $ 78,055      7,655       $14,930     1,453       $ 28,457     1,035
                              ========     =======       ========   ========      ========   =======       ========   =======


YEAR ENDED OCTOBER 31, 1996:
Series A shares:
  Shares sold                 $ 27,710       2,697       $  8,046        792       $ 5,857       573       $ 28,027     1,022
  Shares issued to owners
     in reinvestment
     of dividends                2,698         264            504         50           320        31          1,636        60
  Shares redeemed             (19,105)     (1,863)        (2,722)      (268)       (3,177)     (311)        (8,685)     (319)
                              --------     -------       --------   --------      --------   -------       --------   -------
  Net increase                $ 11,303       1,098       $  5,828        574       $ 3,000       293       $ 20,978       763
                              ========     =======       ========   ========      ========   =======       ========   =======

Series Institutional shares:
  Shares sold                 $ 75,408       7,301       $ 76,701      7,539       $18,326     1,800       $114,906     4,180
  Shares issued to owners
     in reinvestment
     of dividends                6,416         627          5,795        572           418        41         17,730       648
  Shares redeemed             (28,472)     (2,781)       (37,484)    (3,704)       (9,656)     (948)       (49,787)   (1,809)
                              --------     -------       --------   --------      --------   -------       --------   -------
  Net increase                $ 53,352       5,147       $ 45,012      4,407       $ 9,088       893       $ 82,849     3,019
                              ========     =======       ========   ========      ========   =======       ========   =======

5.INVESTMENT ADVISORY AND OTHER AGREEMENTS
  The Funds have entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company, LLC ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Funds, FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. For the year ended October 31, 1997, FIRMCO voluntarily waived the following fees, in thousands, by Fund:

                    SHORT-TERM    INTERMEDIATE    TAX-EXEMPT        BOND
                   BOND MARKET    BOND MARKET    INTERMEDIATE    IMMDEX/TM
                       FUND           FUND        BOND FUND         FUND
                      -----          -----        ---------        -----

     Annual rate       0.60%         0.50%           0.50%         0.30%
     Fees waived       $605           $346           $177            --

Firstar Trust Company, an affiliate of FIRMCO, serves as custodian, transfer agent and accounting services agent for the Funds.

  The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Trust Company (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the period ended October 31, 1997, $150, $171, $41 and $318 of administration fees, in thousands, were voluntarily waived for the Short Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds, respectively.

  The Company entered into Servicing Agreements with certain Service Organizations, including FIRMCO affiliates, for the Series A class of shares. The Service Organizations are entitled to receive fees from the Funds up to the annual rate of 0.25% of the average daily net asset value of the Series A shares for certain support and/or distribution services to customers of the Service Organizations who are beneficial owners of Series A shares. These services may include assisting customers in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; and providing information periodically to customers showing their positions in Series A shares. Service Organization fees, in thousands, incurred by the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds aggregated $155, $48, $36 and $130, respectively, for the period ended October 31, 1997.

  Each Director of the Company who is not affiliated with FIRMCO receives an annual fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Portico Funds (with the exception of the MicroCap
Fund) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Portico Funds or 90-day U.S. Treasury bills. The Funds maintain their proportionate share of the Company's liability for deferred fees.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PORTICO SHORT-TERM BOND MARKET FUND, THE PORTICO INTERMEDIATE BOND MARKET FUND, THE PORTICO TAX-EXEMPT INTERMEDIATE BOND FUND AND THE PORTICO BOND IMMDEX/TM FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Portico Short-Term Bond Market Fund, the Portico Intermediate Bond Market Fund, the Portico Tax-Exempt Intermediate Bond Fund and the Portico Bond IMMDEX/TM Fund (four of the portfolios of Portico Funds, Inc. (the "Funds")) at October 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for the year ended October 31, 1997, and for each of the other periods indicated, all in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Milwaukee, Wisconsin
December 9, 1997

Portico Funds are available through:

- the Portico Funds Center,

- Investment Specialists who are registered representatives of Firstar Investment Services, Inc., a registered broker/dealer, NASD and SIPC member,

- and through selected shareholder organizations.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.



    TO OPEN AN ACCOUNT OR
     REQUEST INFORMATION
        1-800-982-8909
        1-414-287-3710

   FOR ACCOUNT BALANCES AND
      INVESTOR SERVICES
        1-800-228-1024
        1-414-287-3808

     PORTICO FUNDS CENTER
   615 East Michigan Street
        P.O. Box 3011
   Milwaukee, WI53201-3011



NASD REF#C96-1129-001
Form #40-0197  12/97

xxxxx
                                 OCTOBER 31, 1997


                                     ANNUAL
                                     REPORT

                              INSTITUTIONAL CLASS


                                 Portico Funds

                                   SHORT-TERM
                                BOND MARKET FUND

                                  INTERMEDIATE
                                BOND MARKET FUND

                                   TAX-EXEMPT
                            INTERMEDIATE BOND FUND

                                      BOND
                                 IMMDEX/TM FUND


NOTICE TO INVESTORS
- Shares of Portico Funds:

 - ARE NOT INSURED BY THE FDIC, the US Government or any other governmental agency;

 - are not bank deposits or obligations of or guaranteed by Firstar Bank, its parent company or its affiliates;

 - are subject to investment risks, including possible loss of principal; and

 - are offered by B.C. Ziegler and Company, member NASD, SIPC, and an independent third-party distributor.

-Firstar Bank affiliates serve as investment adviser, custodian, transfer agent, administrator, and accounting services agent and receive compensation for such services as disclosed in the current prospectus.


TABLE OF CONTENTS
                                                                       Page(s)
SHAREOWNER LETTER........................................................1-2
RISK REAPPEARS...REVEALS OPPORTUNITY.....................................3-6
LOOKING AHEAD.............................................................6
SHORT-TERM BOND MARKET FUND REVIEW.......................................8-9
INTERMEDIATE BOND MARKET FUND REVIEW....................................10-11
TAX-EXEMPT INTERMEDIATE BOND FUND REVIEW................................12-13
BOND IMMDEX/TM FUND REVIEW..............................................14-15
STATEMENT OF ASSETS AND LIABILITIES.......................................16
STATEMENT OF OPERATIONS...................................................17
STATEMENT OF CHANGES IN NET ASSETS........................................18
FINANCIAL HIGHLIGHTS....................................................19-22
SCHEDULE OF INVESTMENTS.................................................23-32
NOTES TO THE FINANCIAL STATEMENTS.......................................33-36
REPORT OF INDEPENDENT ACCOUNTANTS.........................................37


                                                                  December, 1997
DEAR SHAREOWNER:

INVESTMENT REVIEW

Investors enjoyed strong financial market returns over the past year. Inflation was subdued, unemployment fell to its lowest level in a generation and consumer confidence soared. We witnessed a change in stock market leadership during the year as small and midcap stocks outperformed largecap stocks in the second half. This trend should continue as earnings growth slows for big companies and valuations improve for small and midcap stocks.

The year's stock market advance was bumpy, with significant declines in March, August and October. For the year, the Dow Jones Industrial Average rose over 1400 points, rewarding those investors who "stayed the course." The market's roller coaster ride was most unsettling in October. Responding to financial turmoil in Southeast Asia, the Dow plunged 556 points on October 27th, the largest single-day point decline in history. Then, to make things interesting, the market set another record the next day, rising 337 points. The bond market also got into the volatility act as the yield on the 30-year U.S. Treasury bond gyrated between 6.13% and 7.17% during the year.

IT'S TIME, NOT TIMING

We believe the best advice for times like these is "it's time, not timing." In volatile markets, our consistent approach to investing, featuring our structured fixed income and growth-at-a-reasonable-price equity management styles, is especially attractive. For our investors, it's reassuring to know we offer investment strategies with no hidden surprises.

Along with an eventful year in the markets, we were busy evaluating the Portico Family of Funds. We made several enhancements to the Portico lineup during the year. These enhancements include:

-A pure midcap stock focus for Portico Special Growth Fund.
-A new smallcap stock fund, Portico Emerging Growth Fund, launched August 15,
 1997.
-A name change for Portico MidCore Growth Fund. The new name, Portico Growth
 Fund, reflects the Fund's new focus on largecap stocks.
-A new sub-adviser and a move from passive to active management for Portico
 International Equity Fund.
-A new balanced fund, Portico Balanced Income Fund, launched December 1, 1997.

For more complete information about these funds, please obtain a prospectus and read it carefully before you invest or send money.

A NAME CHANGE FOR PORTICO FUNDS: FIRSTAR FUNDS

As previously announced, we will change our name to Firstar Funds on February 1, 1998. Changing our name allows us to take advantage of the Firstar identity in markets where Firstar has a presence. This also eliminates confusion over the relationship between Firstar and Portico. Again, we want to emphasize, THIS IN NO WAY AFFECTS HOW YOUR FUNDS ARE MANAGED. It's a change in name only. Once the name change takes effect, you can expect all sales materials, shareowner communications, newspaper listings and our website to carry the new Firstar Funds name.

MARKET OUTLOOK

Before looking ahead, let's revisit our economic and market forecast from last year's annual report. We're pleased to report we got most of the important trends right. We correctly anticipated a sooner-than-expected balanced Federal budget and we accurately forecast a stronger-than-expected American consumer. While our forecast of 5% nominal growth for the U.S. economy was right on, we underestimated "real" (inflation-adjusted) growth and overestimated inflation. Corporate profits were better than we expected, especially for the "mega" companies that dominate the S&P 500 Index. We underestimated Corporate America's ability to continuously improve productivity, enabling profit margins to expand despite today's competitive, no-pricing-power, global marketplace. Strong profit growth and low inflation led to higher stock returns than we expected, although at the time, we felt rather bold forecasting an above-average year for the market. Bond market total returns were below our forecast, although investors earned historically high real yields, thanks to low inflation.


Looking ahead, our forecast for 1998 includes the following:

-Pacific Rim economic activity will decline while their devalued currencies make their exports cheaper and limit the ability of U.S. firms to raise prices.

-The Asian "wave of deflation" will offset inflation pressures from rising wages and higher capacity utilization in the U.S.

-Further U.S. economic expansion will require strong job and consumer spending growth to offset weakness in the government, healthcare and foreign trade sectors.

-The Federal budget will be balanced in 1998 due to higher-than-forecast tax receipts and continued spending restraint.

-Moderate economic growth and low inflation will persist through 1998 with a 3% inflation-adjusted gain in gross domestic product (GDP) and a 2% rise in consumer prices (CPI).

-Despite solid economic underpinnings, the financial markets will experience above-average volatility.

-Due to lower-than-expected inflation, real yields for fixed income investments will remain at the upper end of their historical range.

-Long-term interest rates will decline gradually as a balanced Federal budget reduces the supply of bonds and high real yields attract investors whipsawed by stock market volatility.

-With household liquidity at a record $1.6 trillion, cash flow into the stock market will be robust.

-The U.S. stock market will be the world's market of choice in 1998.

-Stock market returns will be above-average in 1998. History shows a 15% average annual return for stocks in years when inflation is low (+2-5% gain in CPI) with 1966 the last year the market declined in a low inflation environment.

-S&P 500 companies will earn $48 per share in profits for 1998, yielding a twelve month price target for the Index in the 1000 to 1100 range, up 10-20% from October 31, 1997 levels.

-Small and midcap stocks will outperform as earnings gains for large and mega-sized multinational companies slow, prompting investors to place higher valuations on faster growing small and medium-sized domestically-focused companies.

IN SUMMARY

Inflation is the single most important variable in the outlook for stock and bond market returns. Intense global competition, improved productivity through technology and restrained growth in government should keep the inflation genie "bottled up." Prospects for further financial market gains are bright. Just remember, patience and perseverance win the investment marathon.

We appreciate your continued confidence in the Portico Family of Funds and urge you to read the following portfolio reviews.

<PHOTO>                            <PHOTO>
J. SCOTT HARKNESS, CFA             MARY ELLEN STANEK, CFA
Chairman & Chief                   President
Investment Officer
Firstar Investment Research & Management Company, LLC


                  RISK REAPPEARS...REVEALS OPPORTUNITY

With the generous returns offered by the equity market over the last several years, many investors became accustomed to handsome rewards with diminishing appreciation for the underlying risks they had assumed. The volatility in the financial markets in October, however, gave cause for investors to reassess the risk in their portfolios and re-evaluate their tolerance thereof. As a result of this recent "soul searching", we have seen positive cash-flow into the bond market as investors re-balance their portfolios.

VOLATILITY OFTEN BRINGS WITH IT OPPORTUNITY. Currently, we see good relative value in the bond market for investors. Real yields (nominal yields less inflation) are still high by historical standards and our outlook for inflation continues to be favorable. The bond market, over the long run, is efficient and will reward investors with returns which are in direct proportion to the level of risk they are willing to take. The key is to maintain risk at levels commensurate with your investment objectives. While most investors are clear on their investment objectives, clearly identifying the risks of their investments presents a greater challenge. As many investors seek to reduce their overall portfolio volatility by emphasizing bonds, we think it is an appropriate time to review some of the risks of investing in bonds and bond mutual funds.

Portico's fixed-income management approach is specifically designed to define, measure, and control bond fund risks. While expected returns are often what attract an investor to an investment, full awareness of the type and magnitude of risk taken to generate those returns is critical in determining if the investment is truly suitable. Our "what you see is what you get" philosophy guides us in providing bond funds that will perform as expected, even during volatile times. We strive to educate our investors about realistic return expectations and the risk it takes to achieve those returns. Following, we focus on three risks we feel are especially important for investors to understand when investing in a bond fund: INTEREST RATE RISK, CREDIT RISK AND FOREIGN EXPOSURE RISK.

INTEREST RATE RISK

The key component of risk in a bond fund is the fund's price sensitivity to interest rate changes. It's a "seesaw" effect -- bond prices and bond fund values move inversely with interest rates: as rates rise, prices fall and, conversely, as rates fall, prices rise.

We select an appropriate benchmark for each fund by examining the benchmark's long-term returns relative to its risk (interest rate sensitivity). After selecting the benchmark, we then keep the interest rate sensitivity of each fund equal to that of its benchmark at all times.

We build from the concept of duration which defines the level of price volatility, or risk of a bond fund or benchmark index. While related to a bond's maturity, duration can be more accurately thought of as the average time to receipt of all of a bond's cash flows. As such, it is a very effective measure of the interest rate sensitivity of an individual bond or an entire fixed-income portfolio, and thus, describes the key component of the level of risk to be assumed in the management of fixed-income assets.

UNDERSTANDING DURATION

Rule of Thumb
-------------
Duration x Interest Rate Change = Approximate Price Change

Consider the following two bonds which are identical except in regard to their coupon.

1)U.S. Treasury zero coupon bond due 8/15/07. Investor receives principal payment equal to the full face amount when the bond matures.
  Maturity = 10 years
  Duration = 10 years

2) U.S. Treasury 6 1/8% due 8/15/07. Investor receives semi-annual interest payments until maturity. At maturity investor also receives principal payment equal to the full face amount.
  Maturity = 10 years
  Duration = 7.2 years

Since the first bond's only cash flow is at maturity, its duration is equal to its maturity. Because the second bond pays interest regularly, the average time to receipt of its cash flows is less than that of the first bond. Hence, its duration is shorter.

Now, if interest rates rise 1.0% (for example, from 6.0% to 7.0%) over a short period of time, the approximate price change for each asset is as follows:

                                 Approximate Price Change
                                 ------------------------
 U.S. Treasury 0% due 8/15/07             -10.0%
 U.S. Treasury 6 1/8% due 8/15/07          -7.2%

If interest rates fall 1.0% (for example, from 6.0% to 5.0%) over a short period of time, the approximate price change for each asset is as follows:

                                 Approximate Price Change
                                 ------------------------
 U.S. Treasury 0% due 8/15/07             +10.0%
 U.S. Treasury 6 1/8% due 8/15/07          +7.2%

We feel this simple example demonstrates how duration, rather than maturity, best measures the interest rate sensitivity of a bond or bond fund.

Our structured, or duration-matched management approach remains constant regardless of changes in interest rates. Because we can effectively measure and control the price risk of a portfolio so that the return mirrors the selected index, it is possible to enhance the return without measurably increasing the risk of the portfolio. Keeping risks in line with objectives, our goal for each fund is to outperform its benchmark on a consistent basis before fund expenses.

Our approach is applied consistently across the various maturity segments of the bond market. For example, Portico Short-Term Bond Market Fund is designed for investors with less tolerance for principal volatility. Intermediate maturities are represented by Portico Intermediate Bond Market Fund and for investors seeking tax-exempt income we offer Portico Tax-Exempt Intermediate Bond Fund. Portico Bond IMMDEX/TM Fund utilizes investments in the full maturity range (from cash investments to thirty-year bonds or longer) to achieve total returns, which we expect will be higher than returns of either the Short-Term Bond Market and Intermediate Bond Market Funds over complete market cycles, but come with additional principal volatility. The table below provides a simple comparison of Portico bond funds.

                      PORTICO FAMILY OF FIXED-INCOME FUNDS
----------------------------------------------------------------------------
                    SHORT-TERM                                   LONG-TERM
                    BOND FUND    INTERMEDIATE-TERM BOND FUNDS    BOND FUND
                    ---------    ----------------------------    ---------
                     PORTICO        PORTICO        PORTICO        PORTICO
                    SHORT-TERM    INTERMEDIATE    TAX-EXEMPT        BOND
                       BOND           BOND       INTERMEDIATE    IMMDEX/TM
                   MARKET FUND    MARKET FUND     BOND FUND         FUND
                   -----------    -----------    -----------    -----------
                      LEHMAN        LEHMAN          LEHMAN
                     BROTHERS      BROTHERS        BROTHERS        LEHMAN
                     1-3 YEAR    INTERMEDIATE   5-YEAR GENERAL    BROTHERS
BENCHMARK          GOV'T./CORP.  GOV'T./CORP.     OBLIGATION     GOV'T./CORP.
                    BOND INDEX    BOND INDEX      BOND INDEX     BOND INDEX
                   -----------    -----------     -----------    -----------
AVERAGE QUALITY
OF HOLDINGS*            AA             AA            AAA             AA

AVERAGE MATURITY    2.5 YEARS      5.2 YEARS      5.1 YEARS      10.3 YEARS

  DURATION          1.7 YEARS      3.3 YEARS      4.2 YEARS      5.2 YEARS

PRINCIPAL VOLATILITY   LOW          MODERATE       MODERATE         HIGH

Lehman Brothers is neither a sponsor of nor affiliated with Portico Funds. An investment cannot be made in an index.

Average quality, maturity and duration reflect the portfolio as of October 31, 1997, and will change from time to time in connection with the management of the portfolios pursuant to the policies described in the current prospectus.

*Dollar weighted average quality of portfolio securities held by the Funds.


CREDIT RISK

In addition to interest rate risk, bonds (and bond funds) are subject to varying degrees of credit risk. U.S. Treasury issues, which are considered to represent minimal credit risk, serve as the baseline for bond yields. All other bonds trade in the market at some yield "spread" to U.S. Treasury yields. Generally speaking, bonds with higher perceived credit risk trade with larger, or wider spreads. During the past few years, many investors have been reaching for higher yields in their bond investments. Many bond funds, in their quest for higher yields, have also taken on more credit risk by purchasing lower quality bonds. As a result of this demand and because of the overall improvement in the economy, yield spreads have narrowed significantly over the last several years. The charts below show the compression of yield spreads for investment grade bonds since the end of 1991.

                        Credit Spreads 12/31/91

         1         2         3         5         10        30
       -----     -----     -----     -----     -----     -----
AAA    0.25%     0.30%     0.33%     0.36%     0.40%     0.69%
AA     0.10%     0.10%     0.10%     0.11%     0.14%     0.03%
A      0.20%     0.20%     0.20%     0.19%     0.15%     0.13%
BBB    0.55%     0.55%     0.57%     0.59%     0.58%     0.72%


                      Credit Spreads 10/31/91

         1         2         3         5         10        30
       -----     -----     -----     -----     -----     -----
AAA    0.37%     0.28%     0.32%     0.35%     0.40%     0.44%
AA     0.02%     0.04%     0.04%     0.04%     0.03%     0.11%
A      0.12%     0.04%     0.07%     0.07%     0.12%     0.09%
BBB    0.11%     0.09%     0.05%     0.16%     0.20%     0.31%


As seen in the charts above, the reward for taking on the same risk with investment grade bonds has declined over the last several years. The spread on 10-year corporate bonds rated AA has declined modestly from 0.54% in 1991 to 0.43%. The spread on 10-year corporate bonds rated BBB, however, has fallen dramatically from 1.27% in 1991 to 0.75%. Lower quality spreads, which started out much wider, tightened more dramatically, giving lower quality bonds a significant boost in performance relative to higher quality bonds over this time period.

The quest for wider spreads of years-gone-by has recently led many bond funds, which traditionally invested only in investment-grade bonds, to venture into below-investment-grade bonds, commonly known as "high yield" or "junk bonds."
As a result, investors in these bond funds have, often unwittingly, exposed themselves to considerably higher levels of credit risk. While junk bonds offer wider spreads than investment grade bonds, their spreads too have tightened over the last several years and are presently narrow by historical standards. The following table compares the yield-to-maturity on the Lehman Brothers High Yield Bond Index (non-investment grade) and the Lehman Brothers Government/Corporate Bond Index (investment-grade) over the same time period as above.

                                                   12/31/91       10/31/97
                                                   --------       --------
Lehman Brothers High Yield Bond Index               13.37%         8.82%
Lehman Brothers Government/Corporate Bond Index      6.38%         6.09%

The dramatic narrowing of junk bond spreads since 1991 has caused junk bonds to outperform investment-grade bonds considerably. With spreads at historically narrow levels, however, we believe there is considerable risk of spread widening, which could cause junk bonds to underperform dramatically. PORTICO BOND FUNDS PURCHASE ONLY INVESTMENT-GRADE SECURITIES. Our fixed-income research team diligently screens the marketplace for opportunities in the investment grade corporate bond market that add value while controlling the risk.

FOREIGN EXPOSURE RISK

As markets become increasingly "global," investing in foreign securities is becoming more widely accepted. The recent volatility in the overseas markets, however, has renewed the interest and highlighted the risks of investing in foreign countries. Currency devaluations and sharp changes in economic policies of several Pacific Rim countries have caused gyrations in the value of many foreign bonds. These securities, like domestic corporate bonds, also trade at various and often wide "spreads" to U.S. Treasury issues. The wider spreads of foreign bonds incorporate the added dimensions of credit risk, industry risk, sovereign or country risk and especially currency risk. In search of yield, many bond funds have added foreign issues to their portfolios -- often with foreign currency risk. Currency risk overshadows the other risks in terms of magnitude and is particularly difficult to define and control in a cost effective manner. Accordingly, we believe the assumption of currency risk to be inconsistent with, and outside the investment objectives of domestic, investment-grade bond funds.

While we do not expose Portico bond funds to foreign currency risk, we do believe foreign bonds that are denominated in U.S. dollars -- "Yankee" bonds as they're called -- can offer significant investment opportunities. Yankee bonds are obligations of foreign governments and corporations but are issued in the United States and denominated in U.S. dollars. Although these issues often have similar or higher credit ratings than a typical U.S. corporate bond, they typically trade with significantly higher yields and are not subject to currency risk. Yankee bonds are currently the fastest growing sector of the U.S. domestic corporate bond market. In fact, three of the six largest corporate issuers represented in the Lehman Brothers Government/Corporate Bond Index are foreign entities. Investing in Yankee issues has enabled us to seize the opportunity in foreign bonds without exposing our investors to the perils of currency risk.

CONSISTENCY IS THE HALLMARK OF PORTICO BOND FUNDS
Investment in a domestic, investment-grade bond fund is the "anchor in the wind" in an overall portfolio. Portico bond funds attempt to be a strong anchor for your portfolios. Many risks can keep a fund manager from delivering consistent performance. We have discussed interest rate risk, credit risk and foreign exposure risk. PORTICO BOND FUNDS STRIVE TO DEFINE, MEASURE AND CONTROL THESE AND OTHER RISKS RESULTING IN CONSISTENT INVESTMENT PERFORMANCE EVEN IN VOLATILE TIMES. By being upfront with risks and return expectations, our goal is to produce competitive and consistent investment performance which will help our investors achieve their investment goals.

LOOKING AHEAD

Looking ahead, we continue to forecast moderate economic growth, low levels of inflation, and attractive real, or inflation-adjusted, rates of returns. Although we expect volatility to continue in the bond market, we believe it presents opportunity. As always, we remain commited to adhearing to our structured fixed-income management style which we feel provides the best value for shareowners.

We appreciate your continued confidence in the Portico bond funds and look forward to continuing to provide you with the benefits of our structured fixed-income investment strategies.


MARY ELLEN STANEK, CFA
TERESA R. WESTMAN, CFA
DANIEL A.TRANCHITA, CFA
WARREN D. PIERSON, CFA
Portfolio Managers
Firstar Investment Research & Management Company, LLC


This page intentionally left blank.


                        SHORT-TERM BOND MARKET FUND

PORTICO SHORT-TERM BOND MARKET FUND seeks to provide an annual rate of total return comparable to that of the Lehman Brothers 1-3 Year Government/Corporate Bond Index, before Fund expenses. In order to achieve its objective, the Fund may invest in securities with short to intermediate remaining maturities.

INTEREST RATE RISK
This Fund's maturity mix gives it an overall average PORTFOLIO MATURITY OF 2.5 YEARS, and a DURATION OF 1.7 YEARS. Because Short-Term Bond Market Fund's duration of just under two years is the shortest of all the Portico taxable bond funds, it will display the least downward price movement when interest rates increase, but will also exhibit the least upward price appreciation when interest rates decrease. This Fund will exhibit a more stable NAV when compared to Portico's other taxable bond fund offerings.

In fact, this Fund's short average maturity and duration is reflected in its performance for the year ended October 31, 1997. A slight decrease in interest rates, (2-year U.S. Treasury rates decreased by approximately 0.15% to 5.6%), RESULTED IN A ONE-YEAR TOTAL RETURN FOR THE FUND OF +6.47%. THIS COMPARES TO THE FUND'S BENCHMARK, THE LEHMAN BROTHERS 1-3 YEAR GOVERNMENT CORPORATE BOND INDEX, WHICH HAD A TOTAL RETURN OF +6.51% FOR THE SAME PERIOD. ADDITIONALLY, THIS REPRESENTS A HIGH REAL RATE OF RETURN WHEN COMPARED TO THE CONSUMER PRICE INDEX, WHICH OVER THE SAME PERIOD INCREASED ONLY +2.1%.

CREDIT RISK
While the Fund's duration is the single most significant determinant of its return, other factors are important, too. The Fund's exposure to credit-sensitive issues including corporate bonds and notes and asset-backed securities is one determinant of its relative performance. CORPORATE BONDS AND NOTES ARE SELECTED FOR THE FUND IN A RESEARCH-INTENSIVE PROCESS FROM THE FIXED INCOME INVESTMENT GRADE UNIVERSE. (THE PORTICO BOND FUNDS DO NOT INVEST IN "HIGH-YIELD" OR "JUNK" BONDS.) Sectors that we currently favor include finance, banking and brokerage. We are currently underweighted in the utility sector. Asset-backed securities in the Fund are all highly rated by Moody's or Standard & Poor's. OVER HALF OF THE FUND, (68%), IS INVESTED IN OBLIGATIONS RATED AAA/AAA OR HIGHER.

FOREIGN EXPOSURE RISK
THE FUND DOES NOT INVEST IN SECURITIES DENOMINATED IN FOREIGN CURRENCIES. AS SUCH, IT HAS NO DIRECT EXPOSURE TO FOREIGN CURRENCY FLUCTUATIONS. The Fund does, however, invest in Yankee securities. Yankees are obligations of foreign entities denominated in U.S. dollars. Yankee investments total 4% of the Fund and include credits of: Ford Capital BV (guaranteed by Ford Motor Company), Hydro-Quebec, Quebec, and Sumitomo Bank. Currently, Yankee bond obligations are the fastest growing sector of the U.S. domestic corporate bond market. Investing in Yankee issues has enabled us to capitalize on opportunities in foreign bonds without exposing our investors to currency risk. With recent market turmoil originating in the Pacific Rim countries, spreads on some Yankee issues have widened. This has resulted in negative relative performance on these securities. AT CURRENT YIELD LEVELS, WE FEEL YANKEE BONDS REPRESENT EXCEPTIONAL VALUE. We anticipate that they will outperform similarly rated investments in the coming year. See page 23 for a complete listing of portfolio holdings.

CONSISTENCY IS THE HALLMARK OF OUR APPROACH
Since Portico Short-Term Bond Market Fund's inception on 12/29/89, we have adhered to the same, disciplined management approach. The past seven-plus years have brought us more volatility in the fixed income markets than many would have expected. THE HALLMARK OF OUR APPROACH HAS BEEN THE FUND'S CONSISTENT PERFORMANCE IN ALL MARKET CLIMATES. Short-term Bond Market Fund's returns have been comparable to the benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future. We look forward to continuing to serve you as Portico Fund shareowners.

PORTFOLIO MANAGER PROFILE
----------------------------------------------------------------------------
MARY ELLEN STANK, CFA, President of Firstar Investment Research & Management Company, LLC (FIRMCO) and DANIEL A. TRANCHITA, CFA, Vice President and Senior Portfolio Manager, co-manage the Fund - Mary Ellen since its inception on December 29, 1989 and Dan since January 1, 1993. Mary Ellen has 18 years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BAfrom Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Dan has been with Firstar since 1989 and has eight years of investment management experience. He received his BAin 1987 and his MBAin 1989 from Marquette University. Mary Ellen and Dan are both Chartered Financial Analysts.

<PHOTO>                       <PHOTO>
MARY ELLEN STANK, CFA         DANIEL A. TRANCHITA, CFA

XXXXX

                          12/29/89   10/90     10/91     10/92     10/93     10/94     10/95     10/96     10/97
                          --------   ------    ------    ------    ------    -----     -----     -----     -----
PORTICO SHORT-TERM
  BOND MARKET FUND         10,000    10,464    11,865    12,966    13,833    14,035    15,290    16,177    17,223

LEHMAN 1-3 YEAR
  GOV'T./CORP.
  BOND INDEX               10,000    10,738    11,964    12,943    13,712    13,879    15,118    16,030    17,073

     THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 12/29/89
(INCEPTION). PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 1997
                                                                        Since
                                                                      Inception
                                          1 Year   3 Years   5 Years   12/29/89
                                          ------   -------   -------   --------
PORTICO SHORT-TERM BOND
  MARKET FUND                              6.5       7.1       5.8       7.2

LEHMAN BROTHERS 1-3 YEAR
  GOV'T./CORP. BOND INDEX*                 6.5       7.2       5.7       7.1

* The Lehman Brothers 1-3 Year Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income pro-vided by, the under lying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; not less than one year to maturity; not more than three years remaining to maturity; and minimum outstanding par value of $100 million. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The performance for the Series Institutional shares has been restated to reflect the elimination of the purchase price adjustment. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.


SECTOR DISTRIBUTION
10/31/97
-----------------------------------
U.S. TREASURY                   17%
U.S. GOVERNMENT AGENCY          14%
MORTGAGE-BACKED                 11%
FINANCE, BANKING, BROKERAGE     16%
INDUSTRIAL                       5%
UTILITY                          2%
INTERNATIONAL/YANKEE             4%
ASSET-BACKED                    28%
CASH                             1%
TAXABLE MUNICIPAL                2%
TOTAL                          100%


PORTFOLIO COMPOSITION
10/31/97
-----------------------------------
AVERAGE MATURITY          2.5 YEARS
AVERAGE DURATION          1.7 YEARS


QUALITY DISTRIBUTION
10/31/97
-----------------------------------
U.S. TREASURY                   17%
U.S. GOVERNMENT AGENCY          14%
Aaa                             37%
Aa                               6%
A                               20%
Baa                              6%
TOTAL                          100%

SEC 30-DAY YIELD
-----------------------------------
6.02%

TOTAL FUND NET ASSETS
10/31/97
-----------------------------------
$201,651,006


                        INTERMEDIATE BOND MARKET FUND

PORTICO INTERMEDIATE BOND MARKET FUND seeks to provide an annual rate of total return comparable to that of the Lehman Brothers Intermediate
Government/Corporate Bond Index, before Fund expenses. In order to achieve its objective, the Fund may invest in securities with long remaining maturities, (10 years or longer), in addition to shorter bonds and notes.

INTEREST RATE RISK
This Fund's maturity mix gives it an overall AVERAGE PORTFOLIO MATURITY OF 5.2 YEARS, and a DURATION OF 3.3 YEARS. Because Intermediate Bond Market Fund's duration of just over three years is between the durations of the other Portico taxable bond funds, when interest rates increase it will display more downward price movement than the Short-Term Bond Market Fund and less than the Bond IMMDEX/TM Fund. But, when interest rates decrease, this Fund will exhibit more upward price appreciation than Short-Term Bond Market Fund and less than the Bond IMMDEX/TM Fund.

In fact, this Fund's intermediate average maturity and duration is reflected in its performance for the year ended October 31, 1997. A decrease in interest rates, (5-year U.S. Treasury rates decreased by over 0.35% to 5.7%), RESULTED IN A ONE-YEAR TOTAL RETURN FOR THE FUND OF +7.36%. THIS COMPARES TO THE FUND'S BENCHMARK, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT CORPORATE BOND INDEX, WHICH HAD A TOTAL RETURN OF +7.49% FOR THE SAME PERIOD. ADDITIONALLY, THIS REPRESENTS A HIGH REAL RATE OF RETURN WHEN COMPARED TO THE CONSUMER PRICE INDEX, WHICH OVER THE SAME PERIOD INCREASED ONLY +2.1%.

CREDIT RISK
While the Fund's duration is the single most significant determinant of its return, other factors are important, too. The Fund's exposure to credit-sensitive issues including corporate bonds and notes and asset-backed securities is one determinant of its relative performance. CORPORATE BONDS AND NOTES ARE SELECTED FOR THE FUND IN A RESEARCH-INTENSIVE PROCESS FROM THE FIXED INCOME INVESTMENT GRADE UNIVERSE. (THE PORTICO BOND FUNDS DO NOT INVEST IN "HIGH-YIELD" OR "JUNK" BONDS.) Sectors that we currently favor include finance, banking and brokerage. We are currently underweighted in the utility sector. Asset-backed securities in the Fund are all rated Aaa/AAA by Moody's or Standard & Poor's. They represent the highest credit quality of non-U.S. Government investments available. OVER HALF OF THE FUND, (62%), IS INVESTED IN OBLIGATIONS RATED AAA/AAA OR HIGHER.

FOREIGN EXPOSURE RISK
THE FUND DOES NOT INVEST IN SECURITIES DENOMINATED IN FOREIGN CURRENCIES. AS SUCH, IT HAS NO DIRECT EXPOSURE TO FOREIGN CURRENCY FLUCTUATIONS. The Fund does, however, invest in Yankee securities. Yankees are obligations of foreign entities denominated in U.S. dollars. Yankee investments total 8% of the Fund and include credits of: Ford Capital BV (guaranteed by Ford Motor Company), Hydro-Quebec, Korea Development Bank and Korea Electric Power, Midland Bank, National Bank of Hungary, Pohang Iron & Steel, Quebec, and Wharf International. Currently, Yankee bond obligations are the fastest growing sector of the U.S. domestic corporate bond market. Investing in Yankee issues has enabled us to capitalize on opportunities in foreign bonds without exposing our investors to currency risk. With recent market turmoil originating in the Pacific Rim countries, spreads on some of the Fund's Yankee issues have widened. This has resulted in negative relative performance on these securities. AT CURRENT YIELD LEVELS, WE FEEL THE FUND'S YANKEE BONDS REPRESENT EXCEPTIONAL VALUE. We anticipate that they will outperform similarly rated investments in the coming year. See page 25 for a complete listing of portfolio holdings.

CONSISTENCY IS THE HALLMARK OF OUR APPROACH
Since Portico Intermediate Bond Market Fund's inception on 1/5/93, we have adhered to the same, disciplined management approach. The past four-plus years have brought us more volatility in the fixed income markets than many would have expected. THE HALLMARK OF OUR APPROACH HAS BEEN THE FUND'S CONSISTENT PERFORMANCE IN ALL MARKET CLIMATES. Intermediate Bond Market Fund's returns have been comparable to the benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future. We look forward to continuing to serve you as Portico Fund shareowners.

PORTFOLIO MANAGER PROFILE
-------------------------------------------------------------------------------
MARY ELLEN STANEK, CFA, President of Firstar Investment Research &Management Company, LLC (FIRMCO) and TERESA R. WESTMAN, CFA, Senior Vice President and Senior Portfolio Manager have co-managed the Fund since its inception on January 5, 1993. Mary Ellen has 18 years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BAfrom Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Teresa has been with Firstar since 1987 and has ten years of investment management experience. Teresa received her BAfrom Augustana College in 1985 and her MBA from the University of Chicago in 1991. Mary Ellen and Teresa are both Chartered Financial Analysts.

<PHOTO>                       <PHOTO>
MARY ELLEN STANEK, CFA        TERESA R. WESTMAN, CFA


                         1/5/93    10/93   10/94    10/95    10/96    10/97
                         ------    -----   -----    -----    -----    -----
PORTICO INTERMEDIATE
  BOND MARKET FUND       10,000   10,858   10,670   11,978  12,669   13,602


LEHMAN INTERMEDIATE
  GOV'T./CORP.
  BOND INDEX             10,000   10,844   10,635   11,968  12,663   13,612

THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 1/5/93 (INCEPTION). PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 1997
                                                              Since Inception
                                       1 Year      3 Years         1/5/93
                                       -----       -------         ------
PORTICO INTERMEDIATE
  BOND MARKET FUND                      7.4          8.4            6.6


LEHMAN BROTHERS INTERMEDIATE
  GOV'T./CORP. BOND INDEX*              7.5          8.6            6.6

* The Lehman Brothers Intermediate Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the under lying universe of securities that comprise the index. Securities included in the index must meet the following critieria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $100 million; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The performance for the Series Institutional shares has been restated to reflect the elimination of the purchase price adjustment. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

SECTOR DISTRIBUTION
10/31/97
-----------------------------------
U.S. TREASURY                   30%
U.S. GOVERNMENT AGENCY           7%
MORTGAGE-BACKED                  2%
FINANCE, BANKING, BROKERAGE     21%
INDUSTRIAL                       8%
INTERNATIONAL/YANKEE             8%
ASSET-BACKED                    20%
CASH                             4%
TOTAL                          100%

PORTFOLIO COMPOSITION
10/31/97
-----------------------------------
AVERAGE MATURITY          5.2 YEARS
AVERAGE DURATION          3.3 YEARS

QUALITY DISTRIBUTION
10/31/97
-----------------------------------
U.S. TREASURY                   30%
U.S. GOVERNMENT AGENCY           7%
Aaa                             25%
Aa                               2%
A                               27%
Baa                              9%
TOTAL                          100%

SEC 30-DAY YIELD
-----------------------------------
5.94%

TOTAL FUND NET ASSETS
10/31/97
-----------------------------------
$275,212,112



                        TAX-EXEMPT INTERMEDIATE BOND FUND

Portico Tax-Exempt Intermediate Bond Fund seeks to provide current income exempt from federal taxes and emphasizes total return with relatively low volatility of principal. Currently, the Fund does not purchase any issues which are subject to the alternative minimum tax.

INTEREST RATE RISK
This Fund's maturity mix gives it an overall AVERAGE PORTFOLIO MATURITY OF 5.1 YEARS, and a DURATION OF 4.2 YEARS. Because Tax-Exempt Intermediate Bond Fund's duration is just over four years, its NAV will be less sensitive to changes in interest rates than the typical municipal debt fund which, according to Lipper Analytical Services, has an average duration of 7.7 years. A slight decrease in intermediate municipal bond market yields (5-year rates fell approximately 0.20% to 4.25%) resulted in a ONE-YEAR TOTAL RETURN FOR THE FUND OF +5.96%.

CREDIT RISK
While the Fund's duration is the single most significant determinant of its return, exposure to credit risk can significantly affect performance as well. As of October 31, 1997, the Fund has an AVERAGE QUALITY RATING OF AAA. In particular, OVER 69% OF THE FUND'S HOLDINGS ARE INVESTED IN PREREFUNDED MUNICIPAL BONDS, WHICH ARE SECURED WITH U.S. TREASURY ISSUES. With credit spreads remaining tight by historical standards, the Fund's focus on superior quality issues will help minimize the effects of any widening of credit spreads.

FOREIGN EXPOSURE RISK
The Fund invests only in U.S. domestic municipal bonds and has no exposure to foreign bonds or foreign currency risk.

CONSISTENCY IS THE HALLMARK OF OUR APPROACH
Since Portico Tax-Exempt Intermediate Bond Fund's inception on 2/8/93, we have adhered to the same, disciplined management approach. The past four-plus years have brought us more volatility in the fixed income markets than we would have expected. The hallmark of our performance has been consistent performance in all markets. Our goal is to continue to deliver this same consistent performance. We look forward to continuing to serve you as Portico Fund shareowners.

<PHOTO>
WARREN D. PIERSON, CFA

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
WARREN D. PIERSON, CFA, Vice President and Portfolio Manager of Firstar Investment Research &Management Company, LLC (FIRMCO) has managed the Fund since June 22, 1993. Since joining Firstar in 1985, his responsibilities have included trading government and government agency issues, as well as money market instruments. His current portfolio management responsibilities focus on the tax-exempt bond market. Warren received his BAfrom Lawrence University in 1984, and has 12 years of investment management experience. He is a Chartered Financial Analyst, as well as a member of the Association for Investment Management and Research and the Milwaukee Investment Analysts Society.



                              2/8/93    10/93   10/94    10/95   10/96   10/97
                              ------    -----   -----    -----   -----   -----
PORTICO TAX-EXEMPT
  INTERMEDIATE BOND FUND      10,000   10,536   10,459   11,440  11,900  12,609


LEHMAN 5-YR GENERAL
  OBLIGATION BOND INDEX       10,000   10,557   10,499   11,586  12,143  12,934

THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 2/8/93 (INCEPTION). PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 1997

                                                              Since Inception
                                    1 Year         3 Years         2/8/93
                                    ------          ------         ------
PORTICO TAX-EXEMPT
  INTERMEDIATE BOND FUND              6.0            6.4            5.0


LEHMAN BROTHERS 5 YEAR
  GENERAL OBLIGATION BOND INDEX**     6.5            7.2            5.6

* The Lehman Brothers 5 Year General Obligation Bond Index, an unmanaged index, is a total return performance benchmark for the investment-grade tax-exempt bond market. To be included in this index, a municipal bond must be a state or local General Obligation bond; have a minimum credit rating of at least Baa; have been issued as part of an offering of at least $50 million; have a maturity amount outstanding of at least $3 million; have been issued within the last five years; and have a maturity of 4 to 6 years. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.


SECTOR DISTRIBUTION
10/31/97
-----------------------------------
GENERAL OBLIGATIONS              2%
ESCROWED/PREREFUNDED            69%
INSURED                         23%
REVENUE                          5%
CASH                             1%
TOTAL                          100%

QUALITY DISTRIBUTION
10/31/97
-----------------------------------
Aaa                             95%
Aa                               3%
A                                2%
TOTAL                          100%

PORTFOLIO COMPOSITION
10/31/97
-----------------------------------
AVERAGE MATURITY          5.1 YEARS
AVERAGE DURATION          4.2 YEARS

SEC 30-DAY YIELD
-----------------------------------
4.09%

TOTAL FUND NET ASSETS
10/31/97
-----------------------------------
$71,406,581


                              BOND IMMDEX/TM FUND

PORTICO BOND IMMDEX/TM FUND seeks to provide an annual rate of total return comparable to that of the Lehman Brothers Government/Corporate Bond Index, before Fund expenses. In order to achieve its objective, the Fund may invest in securities with very long remaining maturities, (30 years or longer), in addition to shorter bonds and notes.

INTEREST RATE RISK
This Fund's maturity mix gives it an overall AVERAGE PORTFOLIO MATURITY OF 10.3 YEARS, and a DURATION OF 5.2 YEARS. Because Bond IMMDEX/TM Fund's duration of just over five years is the longest of all the Portico taxable bond funds, it will display the greatest downward price movement when interest rates increase, but will exhibit the greatest upward price appreciation when interest rates decrease.

In fact, the longer average maturity and duration of this Fund helped its performance, relative to shorter funds, for the year ended October 31, 1997. A decrease in interest rates, (10-year U.S. Treasury rates decreased by over 0.5% to 5.8%), RESULTED IN A ONE-YEAR TOTAL RETURN FOR THE FUND OF +8.90%. THIS COMPARES FAVORABLY TO THE FUND'S BENCHMARK, THE LEHMAN BROTHERS GOVERNMENT CORPORATE BOND INDEX, WHICH HAD A TOTAL RETURN OF +8.81% FOR THE SAME PERIOD. ADDITIONALLY, THIS REPRESENTS A HIGH REAL RATE OF RETURN WHEN COMPARED TO THE CONSUMER PRICE INDEX, WHICH OVER THE SAME PERIOD INCREASED ONLY +2.1%.

CREDIT RISK
While the Fund's duration is the single most significant determinant of its return, other factors are important, too. The Fund's exposure to credit-sensitive issues including corporate bonds and notes and asset-backed securities is one determinant of its relative performance. CORPORATE BONDS AND NOTES ARE SELECTED FOR THE FUND IN A RESEARCH-INTENSIVE PROCESS FROM THE FIXED INCOME INVESTMENT GRADE UNIVERSE. (THE PORTICO BOND FUNDS DO NOT INVEST IN "HIGH-YIELD" OR "JUNK" BONDS.) Sectors that we currently favor include finance, banking and brokerage. We are currently underweighted in the utility sector. Asset-backed securities in the Fund are all rated Aaa/AAA by Moody's or Standard & Poor's. They represent the highest credit quality of non-U.S. Government investments available. OVER HALF OF THE FUND, (52%), IS INVESTED IN OBLIGATIONS RATED AAA/AAA OR HIGHER.

FOREIGN EXPOSURE RISK
THE FUND DOES NOT INVEST IN SECURITIES DENOMINATED IN FOREIGN CURRENCIES. AS SUCH, IT HAS NO DIRECT EXPOSURE TO FOREIGN CURRENCY FLUCTUATIONS. The Fund does, however, invest in Yankee securities. Yankees are obligations of foreign entities denominated in U.S. dollars. Yankee investments total 9% of the Fund and include credits of: British Telecommunications, Ford Capital BV (guaranteed by Ford Motor Company), Hydro-Quebec, Korea Development Bank and Korea Electric Power, Midland Bank, National Bank of Hungary, Newfoundland, Norsk Hydro, Pohang Iron & Steel, Quebec, Kingdom of Sweden, and Wharf International. Currently, Yankee bond obligations are the fastest growing sector of the U.S. domestic corporate bond market. Investing in Yankee issues has enabled us to capitalize on opportunities in foreign bonds without exposing our investors to currency risk. With recent market turmoil originating in the Pacific Rim countries, spreads on some of the Fund's Yankee issues have widened. This has resulted in negative relative performance on these securities. AT CURRENT YIELD LEVELS, WE FEEL THE FUND'S YANKEE BONDS REPRESENT EXCEPTIONAL VALUE. We anticipate that they will outperform similarly rated investments in the coming year. See page 30 for a complete listing of portfolio holdings.

CONSISTENCY IS THE HALLMARK OF OUR APPROACH
Since Portico Bond IMMDEX/TM Fund's inception on 12/29/89, we have adhered to the same, disciplined management approach. The past seven-plus years have brought us more volatility in the fixed-income markets than many would have expected. THE HALLMARK OF OUR APPROACH HAS BEEN THE FUND'S CONSISTENT PERFORMANCE IN ALL MARKET CLIMATES. Bond IMMDEX/TM's returns have been comparable to the benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future. We look forward to continuing to serve you as Portico Fund shareowners.

PORTFOLIO MANAGER PROFILE
------------------------------------------------------------------------------
MARY ELLEN STANEK, CFA, President of Firstar Investment Research &Management Company, LLC (FIRMCO) and TERESA R. WESTMAN, CFA, Senior Vice President and Senior Portfolio Manager have co-managed the Fund - Mary Ellen since its inception on December 29, 1989 and Teresa since January 1, 1992. Mary Ellen has 18 years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BAfrom Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Teresa has been with Firstar since 1987 and has ten years of investment management experience. Teresa received her BAfrom Augustana College in 1985 and her MBA from the University of Chicago in 1991. Mary Ellen and Teresa are both Chartered Financial Analysts.

<PHOTO>                       <PHOTO>
MARY ELLEN STANEK, CFA        TERESA R. WESTMAN, CFA


                          12/29/89   10/90     10/91     10/92     10/93     10/94     10/95     10/96     10/97
                          --------   ------    ------    ------    ------    -----     -----     -----     -----
PORTICO BOND IMMDEX/TM
  FUND                     10,000    10,421    12,105    13,376    15,154    14,565    16,934    17,840    19,428

LEHMAN GOV'T./CORP.
  BOND INDEX               10,000    10,440    12,045    13,312    15,126    14,424    16,755    17,658    19,214

THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 12/29/89
(INCEPTION). PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF FEE
WAIVERS, TOTAL RETURN WOULD BE REDUCED. RETURNS SHOWN INCLUDE THE REINVESTMENT
OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PAST PERFORMANCE IS NOT PREDICTIVE OF
FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO
THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL
COST.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 1997
                                                                 Since Inception
                                1 Year      3 Years     5 Years     12/29/89
                                ------      -------     -------     --------
PORTICO BOND IMMDEX/TM
  FUND                           8.9         10.1         7.8          8.8

LEHMAN BROTHERS GOV'T./CORP.
  BOND INDEX*                    8.8         10.0         7.6          8.7

* The Lehman Brothers Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the under lying universe of securities that comprise the index. Securities included in the index must meet the following critieria: fixed as opposed to variable rate; not less than one year to maturity; minimum outstanding par value of $100 million; and rated investment grade or higher by Moody's, Standard &
Poor's, or Fitch, in that order. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series
Institutional shares. The performance for the Series Institutional shares has been restated to reflect the elimination of the purchase price adjustment.
Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

SECTOR DISTRIBUTION
10/31/97
-----------------------------------
U.S. TREASURY                   29%
U.S. GOVERNMENT AGENCY           7%
MORTGAGE-BACKED                  1%
FINANCE, BANKING, BROKERAGE     26%
INDUSTRIAL                      11%
UTILITY                          2%
INTERNATIONAL/YANKEE             9%
ASSET-BACKED                    13%
CASH                             2%
TOTAL                          100%

PORTFOLIO COMPOSITION
10/31/97
-----------------------------------
AVERAGE MATURITY         10.3 YEARS
AVERAGE DURATION          5.2 YEARS

QUALITY DISTRIBUTION
10/31/97
-----------------------------------
U.S. TREASURY                   29%
U.S. GOVERNMENT AGENCY           7%
Aaa                             16%
Aa                               3%
A                               31%
Baa                             14%
TOTAL                          100%

SEC 30-DAY YIELD
-----------------------------------
6.24%

TOTAL FUND NET ASSETS
10/31/97
-----------------------------------
$472,161,798





STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
OCTOBER 31, 1997
                                              SHORT-TERM    INTERMEDIATE     TAX-EXEMPT       BOND
                                              BOND MARKET    BOND MARKET    INTERMEDIATE    IMMDEX/TM
                                                 FUND           FUND          BOND FUND       FUND
                                              -----------   ------------     ----------    ----------
ASSETS:
  Investments, at value
     (cost $201,429, $266,899,
     $70,894 and $447,268,
     respectively)                             $202,564       $271,732        $72,209       $467,886
  Interest receivable                             2,433          3,988          1,221          7,540
  Capital shares sold                             1,123            377             24            505
  Receivable for securities sold                     --             --             --            496
  Other assets                                       12             11             14             20
                                               --------       --------        -------       --------

     Total Assets                               206,132        276,108         73,468        476,447
                                               --------       --------        -------       --------

LIABILITIES:
  Payable for securities purchased                3,138             --          1,935          2,980
  Capital shares redeemed                         1,161            621             40          1,045
  Payable to affiliates                             153            162             57            237
  Accrued expenses and other liabilities             29            113             29             23
                                               --------       --------        -------       --------

     Total Liabilities                            4,481            896          2,061          4,285
                                               --------       --------        -------       --------

NET ASSETS                                     $201,651       $275,212        $71,407       $472,162
                                               ========       ========        =======       ========

NET ASSETS CONSIST OF:
  Capital stock                                $203,087       $271,103        $70,130       $452,083
  Undistributed net investment income                62             96             13            158
  Undistributed accumulated net realized
     (losses)                                   (2,633)          (820)           (51)          (697)
  Unrealized net appreciation (depreciation)
     on investments                               1,135          4,833          1,315         20,618
                                               --------       --------        -------       --------

     Total Net Assets                          $201,651       $275,212        $71,407       $472,162
                                               ========       ========        =======       ========
SERIES A:
  Net assets                                   $ 65,567        $20,691        $19,199        $64,144
  Shares authorized ($.0001 par value)          500,000        500,000        500,000        500,000
  Shares issued and outstanding                   6,383          2,007          1,854          2,278
  Net asset value and redemption price
     per share <F1>                              $10.27         $10.31         $10.35         $28.16
                                                 ======         ======         ======         ======
  Maximum offering price per share <F1>          $10.48         $10.52         $10.56         $28.73
                                                 ======         ======         ======         ======


SERIES INSTITUTIONAL:
  Net assets                                   $136,084       $254,521        $52,208       $408,018
  Shares authorized ($.0001 par value)          500,000        500,000        500,000        500,000
  Shares issued and outstanding                  13,248         24,686          5,042         14,487
  Net asset value, redemption price
     and offering price per share <F1>           $10.27         $10.31         $10.36         $28.16
                                                 ======         ======         ======         ======

<F1> Amounts may not recalculate due to rounding.

See notes to the financial statements.


STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
YEAR ENDED OCTOBER 31, 1997
                                              SHORT-TERM    INTERMEDIATE     TAX-EXEMPT       BOND
                                              BOND MARKET    BOND MARKET    INTERMEDIATE    IMMDEX/TM
                                                 FUND           FUND          BOND FUND       FUND
                                              -----------   ------------     ----------    ----------
INVESTMENT INCOME:
  Interest income                               $13,889         $14,551         $2,782        $29,161
EXPENSES:
  Investment advisory fees                        1,275           1,124            286          1,295
  Administration fees                               236             251             64            480
  Shareowner servicing and accounting costs         168             134             78            175
  Service organization fees - Series A              155              48             36            130
  Custody fees                                       42              42             14             84
  Federal and state registration fees                26              47             17             29
  Professional fees                                  21              21             24             22
  Reports to shareowners                             39              10             12             28
  Amortization of organization costs                 --               2              2             --
  Directors' fees and expenses                        5               5              5              9
  Other                                               5               5              2              9
                                                -------         -------        -------         ------


  Total expenses before waiver                    1,972           1,689            540          2,261
     Less: Waiver of expenses                     (755)           (517)          (218)          (318)
                                                -------         -------        -------         ------

     Net expenses                                 1,217           1,172            322          1,943
                                                -------         -------        -------         ------

NET INVESTMENT INCOME                            12,672          13,379          2,460         27,218
                                                -------         -------        -------         ------

REALIZED AND UNREALIZED Gain (LOSS):
  Net realized gain (loss)on
     investment transactions                    (1,101)             242             48            447
  Change in unrealized appreciation
     (depreciation) on investments                1,426           3,016            805          9,973
                                                -------         -------        -------         ------

     Net gain on investments                        325           3,258            853         10,420
                                                -------         -------        -------         ------

NET INCREASEIN NET ASSETS
RESULTING FROM OPERATIONS                       $12,997         $16,637         $3,313        $37,638
                                                =======         =======         ======        =======

See notes to the financial statements.


STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
                                                   SHORT-TERM             INTERMEDIATE        TAX-EXEMPT              BOND
                                                   BOND MARKET            BOND MARKET        INTERMEDIATE          IMMDEX/TM
                                                      FUND                    FUND            BOND FUND               FUND
                                                   -----------            ------------        ----------           ----------
                                                   Year Ended              Year Ended         Year Ended           Year Ended
                                                   October 31,            October 31,        October 31,          October 31,
                                                   -----------            ------------        ----------           ----------

                                                   1997       1996      1997       1996     1997     1996       1997       1996
                                                 -------    -------   -------    -------   ------- -------     -------   -------
OPERATIONS:
  Net investment income                         $ 12,672   $ 10,830   $13,379    $ 9,912   $ 2,460 $ 1,668    $ 27,218  $ 22,285
  Net realized gain (loss) on investments        (1,101)         92       242        773        48      43         447     (167)
  Change in unrealized appreciation
     (depreciation) on investments                 1,426    (1,102)     3,016    (1,245)       805    (88)       9,973   (2,584)
                                                 -------    -------   -------    -------   ------- -------     -------   ------
  Net increase in net assets
     resulting from operations                    12,997      9,820    16,637      9,440     3,313   1,623      37,638    19,534
                                                 -------    -------   -------    -------   ------- -------     -------   -------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                     71,621    103,118   116,096     84,747    35,199  24,183     130,202   142,933
  Shares issued to owners in
     reinvestment of dividends                    10,918      9,114     8,255      6,299       993     738      23,217    19,366
  Shares redeemed                               (87,494)   (47,577)  (43,261)   (40,206)  (12,976)(12,833)   (104,870)  (58,472)
                                                 -------    -------   -------    -------   ------- -------     -------   -------
  Net increase (decrease) in net
     assets resulting from capital
     share transactions                          (4,955)     64,655    81,090     50,840    23,216  12,088      48,549   103,827
                                                 -------    -------   -------    -------   ------- -------     -------   -------

DISTRIBUTIONS TO SERIES A
SHAREOWNERS:
  From net investment income <F1>                (3,625)    (3,056)   (1,090)      (816)     (589)   (371)     (3,214)   (1,987)
                                                 -------    -------   -------    -------   ------- -------     -------   -------

DISTRIBUTIONS TO SERIES
INSTITUTIONAL SHAREOWNERS:
  From net investment income <F1>                (9,075)    (7,799)  (12,285)    (9,121)   (1,875) (1,304)    (24,038)  (20,296)
                                                 -------    -------   -------    -------   ------- -------     -------   -------
TOTAL INCREASE (DECREASE)IN NET ASSETS           (4,658)     63,620    84,352     50,343    24,065  12,036      58,935   101,078

NET ASSETS:
  Beginning of year                              206,309    142,689   190,860    140,517    47,342  35,306     413,227   312,149
                                                 -------    -------   -------    -------   ------- -------     -------   -------

  End of year (including undistributed
     net investment income of $62, $92,
     $96, $89, $13, $15, $158 and
     $197, respectively)                        $201,651   $206,309  $275,212   $190,860   $71,407 $47,342    $472,162  $413,227
                                                ========   ========  ========   ========   ======= =======    ========  ========

<F1> For the Tax-Exempt Intermediate Bond Fund, substantially all distributions from net investment income are exempt from federal income tax.

See notes to the financial statements.

FINANCIAL HIGHLIGHTS
                                                                   SHORT-TERM BOND MARKET FUND
                                      -----------------------------------------------------------------------------------------
                                           Year ended            Year ended              Year ended               Year ended
                                        October 31, 1997     October 31, 1996      October 31, 1995<F2>          October 31,
                                      --------------------  -----------------       -------------------      -------------------
                                                    Series              Series                   Series
Per Share Data:                       Series A     Inst'l.   Series A   Inst'l.     Series A    Inst'l.       1994          1993
                                      --------     --------  --------  --------     --------    --------    --------      --------
Net asset value,
  beginning of period                  $10.25      $10.25     $10.28    $10.28      $10.03      $10.03       $10.56       $10.60
Income from investment operations:
  Net investment income <F3>             0.60        0.62    0.58(8)   0.61(8)        0.61        0.63         0.56         0.58
  Net realized and unrealized
     gains (losses) on securities        0.02        0.02     (0.03)    (0.03)        0.24        0.24       (0.41)         0.10
                                       ------      ------     ------    ------      ------      ------       ------       ------
  Total from investment
     operations                          0.62        0.64       0.55      0.58        0.85        0.87         0.15         0.68
                                       ------      ------     ------    ------      ------      ------       ------       ------
Less distributions:
  Dividends from net
     investment income                 (0.60)      (0.62)     (0.58)    (0.61)      (0.60)      (0.62)       (0.56)       (0.58)
  Distributions from capital gains         --          --         --        --          --          --       (0.12)       (0.14)
                                       ------      ------     ------    ------      ------      ------       ------       ------
  Total distributions                  (0.60)      (0.62)     (0.58)    (0.61)      (0.60)      (0.62)       (0.68)       (0.72)
                                       ------      ------     ------    ------      ------      ------       ------       ------

Net asset value, end of period         $10.27      $10.27     $10.25    $10.25      $10.28      $10.28       $10.03       $10.56
                                       ======      ======     ======    ======      ======      ======       ======       ======

Total return <F4><F5>                   6.21%       6.47%      5.54%     5.80%       8.74%       8.95%        1.46%        6.70%

Supplemental data and ratios:
  Net assets, in thousands,
     end of period                    $65,567    $136,084    $58,843  $147,466     $47,730     $94,959     $122,368     $142,518
  Ratio of net expenses
     to average net assets <F6>         0.75%       0.50%      0.75%     0.50%       0.69%       0.50%        0.50%        0.52%
  Ratio of net investment income
     to average net assets <F6>         5.79%       6.04%      5.67%     5.92%       6.04%       6.23%        5.43%        5.53%

  Portfolio turnover rate <F7>         77.12%      77.12%     59.62%    59.62%     100.58%     100.58%       76.13%       87.62%

<F1> Commencement of operations.
<F2>On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional Series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period
November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.
<F3> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F4> Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
<F5> The total return calculation does not reflect the 2% front end sales charge for Series A.
<F6> Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

See notes to the financial statements.


FINANCIAL HIGHLIGHTS
INTERMEDIATE BOND MARKET FUND
                                                                   INTERMEDIATE BOND MARKET FUND
                                   ---------------------------------------------------------------------------------------------

                                           Year ended            Year ended              Year ended                       Jan. 5,
                                        October 31, 1997     October 31, 1996      October 31, 1995<F2>                   1993<F1>
                                      --------------------  -----------------       -------------------    Year ended     through
                                                    Series              Series                   Series     Oct. 31,      Oct. 31
Per Share Data:                       Series A     Inst'l.   Series A   Inst'l.     Series A    Inst'l.       1994          1993
                                      --------     --------  --------  --------     --------    --------    --------      --------
Per Share Data:
Net asset value,
  beginning of period                  $10.19      $10.19     $10.21    $10.21       $9.67       $9.67       $10.45       $10.00
Income from investment operations:
  Net investment income <F3>             0.58        0.60       0.56<F8>  0.59<F8>    0.60        0.62         0.51         0.40
  Net realized and unrealized
     gains (losses) on securities        0.12        0.12     (0.02)    (0.02)        0.53        0.53       (0.69)         0.45
                                       ------      ------     ------    ------      ------      ------       ------       ------
  Total from investment
     operations                          0.70        0.72       0.54      0.57        1.13        1.15       (0.18)         0.85
                                       ------      ------     ------    ------      ------      ------       ------       ------

Less distributions:
  Dividends from net
     investment income                 (0.58)      (0.60)     (0.56)    (0.59)      (0.59)      (0.61)       (0.51)       (0.40)
  Distributions from capital gains         --          --         --        --          --          --       (0.09)           --
                                       ------      ------     ------    ------      ------      ------       ------       ------
  Total distributions                  (0.58)      (0.60)     (0.56)    (0.59)      (0.59)      (0.61)       (0.60)       (0.40)
                                       ------      ------     ------    ------      ------      ------       ------       ------

Net asset value, end of period         $10.31      $10.31     $10.19    $10.19      $10.21      $10.21        $9.67       $10.45
                                       ======      ======     ======    ======      ======      ======       ======       ======

Total return <F4><F5>                   7.09%       7.36%      5.51%     5.77%      12.04%      12.25%      (1.73)%        8.58%

Supplemental data and ratios:
  Net assets, in thousands,
     end of period                    $20,691    $254,521    $17,392  $173,468     $11,576    $128,941      $88,306      $56,794
  Ratio of net expenses
     to average net assets <F6>         0.75%       0.50%      0.75%     0.50%       0.69%       0.50%        0.50%        0.50%
  Ratio of net investment income
     to average net assets <F6>         5.71%       5.96%      5.59%     5.84%       6.07%       6.26%        5.19%        4.65%

  Portfolio turnover rate <F7>         40.61%      40.61%     59.29%    59.29%      66.69%      66.69%       56.25%       82.37%

<F1> Commencement of operations.
<F2> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional Series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period
November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.
<F3> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F4> Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
<F5> The total return calculation does not reflect the 2% front end sales charge for Series A.
<F6> Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

See notes to the financial statements.

FINANCIAL HIGHLIGHTS
TAX-EXEMPT INTERMEDIATE BOND MARKET FUND
                                                             TAX-EXEMPT INTERMEDIATE BOND MARKET FUND
                                   ---------------------------------------------------------------------------------------------

                                           Year ended            Year ended              Year ended                       Feb. 8,
                                        October 31, 1997     October 31, 1996      October 31, 1995<F2>                   1993<F1>
                                      --------------------  -----------------       -------------------    Year ended     through
                                                    Series              Series                   Series     Oct. 31,      Oct. 31
Per Share Data:                       Series A     Inst'l.   Series A   Inst'l.     Series A    Inst'l.       1994          1993
                                      --------     --------  --------  --------     --------    --------    --------      --------
Per Share Data:
Net asset value,
  beginning of period                  $10.21      $10.21     $10.23    $10.24       $9.78       $9.78       $10.26       $10.00

Income from investment operations:
  Net investment income <F3>             0.42        0.44     0.40<F8>  0.43<F8>      0.42        0.44         0.41         0.27
  Net realized and unrealized
     gains (losses) on securities        0.14        0.15     (0.01)    (0.03)        0.45        0.46       (0.48)         0.26
                                       ------      ------     ------    ------      ------      ------       ------       ------
  Total from investment
     operations                          0.56        0.59       0.39      0.40        0.87        0.90       (0.07)         0.53
                                       ------      ------     ------    ------      ------      ------       ------       ------

Less distributions:
  Dividends from net
     investment income                 (0.42)      (0.44)     (0.41)    (0.43)      (0.42)      (0.44)       (0.41)       (0.27)
  Distributions from capital gains         --          --         --        --          --          --           --           --
                                       ------      ------     ------    ------      ------      ------       ------       ------
  Total distributions                  (0.42)      (0.44)     (0.41)    (0.43)      (0.42)      (0.44)       (0.41)       (0.27)
                                       ------      ------     ------    ------      ------      ------       ------       ------

Net asset value, end of period         $10.35      $10.36     $10.21    $10.21      $10.23      $10.24        $9.78       $10.26
                                       ======      ======     ======    ======      ======      ======        =====       ======

Total return <F4><F5>                   5.60%       5.96%      3.87%     4.02%       9.07%       9.38%      (0.73)%        5.36%

Supplemental data and ratios:
  Net assets, in thousands,
     end of period                    $19,199     $52,208    $10,690   $36,652      $7,711     $27,595      $26,167      $23,866
  Ratio of net expenses
     to average net assets <F6>         0.75%       0.50%      0.75%     0.50%       0.71%       0.51%        0.60%        0.59%
  Ratio of net investment income
     to average net assets <F6>         4.11%       4.36%      3.99%     4.24%       4.25%       4.45%        4.04%        3.75%

  Portfolio turnover rate <F7>         11.22%      11.22%     30.46%    30.46%      44.13%      44.13%       58.54%        3.23%

<F1> Commencement of operations.
<F2> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional Series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period
November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.
<F3> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F4> Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
<F5> The total return calculation does not reflect the 2% front end sales charge for Series A.
<F6> Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

See notes to the financial statements.

FINANCIAL HIGHLIGHTS
                                                                        BOND IMMDEX/TM FUND
                                 ------------------------------------------------------------------------------------------------
                                           Year ended            Year ended              Year ended               Year ended
                                        October 31, 1997     October 31, 1996      October 31, 1995<F2>          October 31,
                                      --------------------  -----------------       -------------------      -------------------
                                                    Series              Series                   Series
Per Share Data:                       Series A     Inst'l.   Series A   Inst'l.     Series A    Inst'l.       1994          1993
                                      --------     --------  --------  --------     --------    --------    --------      --------
Per Share Data:
Net asset value,
  beginning of period                  $27.54      $27.55     $27.82    $27.82      $25.67      $25.67       $28.91       $27.31

Income from investment operations:
  Net investment income <F3>             1.66        1.75   1.61<F8>  1.70<F8>        1.68        1.74         1.65         1.68
  Net realized and unrealized
     gains (losses) on securities        0.64        0.61     (0.26)    (0.27)        2.30        2.29       (2.74)         1.83
                                       ------      ------     ------    ------      ------      ------       ------       ------
  Total from investment
     operations                          2.30        2.36       1.35      1.43        3.98        4.03       (1.09)         3.51
                                       ------      ------     ------    ------      ------      ------       ------       ------

Less distributions:
  Dividends from net
     investment income                 (1.68)      (1.75)     (1.63)    (1.70)      (1.79)      (1.84)       (1.65)       (1.70)
  Distributions from capital gains         --          --         --        --      (0.04)      (0.04)       (0.50)       (0.21)
                                       ------      ------     ------    ------      ------      ------       ------       ------
  Total distributions                  (1.68)      (1.75)     (1.63)    (1.70)      (1.83)      (1.88)       (2.15)       (1.91)
                                       ------      ------     ------    ------      ------      ------       ------       ------

Net asset value, end of period         $28.16      $28.16     $27.54    $27.55      $27.82      $27.82       $25.67       $28.91
                                       ======      ======     ======    ======      ======      ======       ======       ======

Total return <F4><F5>                   8.68%       8.90%      5.06%     5.35%      16.05%      16.26%      (3.89)%       13.30%
Supplemental data and ratios:
  Net assets, in thousands,
     end of period                    $64,144    $408,018    $42,671  $370,556     $21,875    $290,274     $256,778     $260,468
  Ratio of net expenses
     to average net assets <F6>         0.67%       0.42%      0.68%     0.43%       0.64%       0.44%        0.48%        0.50%
  Ratio of net investment income
     to average net assets <F6>         6.08%       6.33%      5.98%     6.23%       6.31%       6.51%        6.14%        6.10%

  Portfolio turnover rate <F7>         35.12%      35.12%     33.38%    33.38%      41.67%      41.67%       49.70%       81.18%

<F1> Commencement of operations.
<F2> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional Series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period
November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.
<F3> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F4> Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
<F5> The total return calculation does not reflect the 2% front end sales charge for Series A.
<F6> Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

See notes to the financial statements.


SHORT-TERM BOND MARKET FUND
SCHEDULE OF INVESTMENTS
October 31, 1997


 Principal                                                           Market
   Amount                                                             Value
(in thousands)                                                   (in thousands)
--------------                                                    -------------

            LONG-TERM INVESTMENTS 98.6%
            ASSET-BACKED SECURITIES 28.1%
            AUTO LOAN RECEIVABLES 0.7%
            General Motors Acceptance Corp. Grantor,
    $1,237     Series 1991-A1, Class A, 8.17%, 1/02/00              $ 1,259
            USAA Auto Loan Grantor Trust,
        96     Series 1994-1, Class A, 5.00%, 11/15/99                   96
                                                                    -------
                                                                      1,355
                                                                    -------

            CREDIT CARD RECEIVABLES 20.6%
            Banc One Credit Card Master Trust:
     1,500     Series 1995-B, Class A, 6.30%, 9/15/00                 1,516
     6,500     Series 1994-C, Class A, 7.80%, 12/15/00                6,632
     1,250     Series 1995-A, Class A, 6.15%, 7/15/02                 1,259
            Chase Manhattan Grantor Trust:
       849     Series 1995-B, Class A, 5.90%, 9/15/99                   850
     3,600     Series 1996-4, Class A, 6.73%, 2/15/02                 3,649
            Chemical Master Credit Card Trust I,
     3,000     Series 1995-2, Class A, 6.23%, 6/15/03                 3,027
            Citibank Credit Card Master Trust I, Principal Only,
     5,000     Series 1996-1, Class A, 0.00%, 2/07/01                 4,123
            Discover Card Master Trust I,
     2,000     Series 1993-B, Class A, 6.75%, 2/15/00                 2,030
            First Chicago Master Trust II,
     3,500     Series 1994-L,Class A, 7.15%, 4/15/01                  3,571
            Household Affinity Credit Card Master Trust I,
     1,550     Series 1993-2, Class A, 5.60%, 11/15/00                1,540
            NationsBank Credit Card Master Trust,
     3,938     Series 1995-1, Class A, 6.45%, 8/15/00                 3,996
            Sears Credit Account Master Trust,
     5,050     Series 1994-1, Class A, 7.00%, 8/15/00                 5,151
            Spiegel Credit Card Master Trust:
     2,000     Series 1994-B, Class A, 8.15%, 6/15/04                 2,088
     2,000     Series 1995-A, Class A, 7.50%, 9/15/04                 2,069
                                                                    -------
                                                                     41,501
                                                                    -------

            HOME EQUITY LOAN RECEIVABLES 6.8%
            Advanta Home Equity Loan Trust,
     2,544     Series 1993-2, Class A2, 6.15%, 10/25/09               2,533
            EQCC Home Equity Loan Trust,
       306     Series 1994-3, Class A2, 7.44%, 8/15/05                  306
            GE Home Equity Loan Asset-Backed Certificates:
       315     Series 1991-1, Class A, 7.20%, 8/30/11                   317
     2,500     Series 1991-1, Class B, 8.70%, 9/15/11                 2,619
            Household Finance Corp:
       498     Series 1992-2, Class A3, 5.25%, 10/20/07                 498
     2,164     Series 1992-2, Class A, 6.65%, 11/20/12                2,171
            Security Pacific Home Equity Loan:
     1,336     Series 1991-1, Class B, 8.85%, 5/15/98                 1,356
     2,181     Series 1991-2, Class B, 8.15%, 6/15/20                 2,201
            UCFC Home Equity Loan,
     1,667     Series 1995-A2, Class A7, 8.30%, 2/10/26               1,749
                                                                    -------
                                                                     13,750
                                                                    -------





    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
 --------------                                                 -------------

            CORPORATE BONDS 21.7%
            Bear Stearns Company Senior Notes:
    $1,000     6.75%, 8/15/00                                       $ 1,015
       500     9.375%, 6/01/01                                          549
            Big Rivers Electric Corporation Coop Utility
     1,500     Trust Certificates, 9.50%, 2/15/17                     1,587
            BP America, Inc. Guaranteed Debentures,
     2,000     10.00%, 7/01/18                                        2,141
            Chase Manhattan Corp. Subordinated Notes:
     1,487     10.375%, 3/15/99                                       1,570
       700     10.00%, 6/15/99                                          742
            Consumers Energy Company,
     2,400     7.50%, 6/01/02                                         2,437
            Continental Bank Subordinated Notes,
     1,840     11.25%, 7/01/01                                        1,890
            Deseret Generation & Transmission Coop Debentures,
     1,000     10.11%, 12/15/17                                       1,055
            Jack Eckerd Corporation Senior Subordinated Notes,
     1,153     9.25%, 02/15/04                                        1,234
            Ford Motor Credit Co., Notes:
       630     8.875%, 6/15/99                                          658
       750     8.375%, 1/15/00                                          786
            General Motors Acceptance Corp. Notes,
       922     9.625%, 5/15/00                                          997
            Heller Financial, Inc. Notes,
     2,790     8.00%, 12/15/98                                        2,847
            Lehman Brothers Holdings, Inc. Debentures,
     1,000     9.875%, 10/15/00                                       1,083
            Lehman Brothers Holdings, Inc. Notes:
     3,000     8.875%, 2/15/00                                        3,168
     2,386     7.625%, 7/15/99                                        2,443
     1,100     6.65%, 11/08/99                                        1,111
            Lehman Brothers, Inc. Senior Subordinated Notes:
       750     7.625%, 8/01/98                                          759
     2,544     10.00%, 5/15/99                                        2,686
            Mississippi Power & Light Notes,
     1,000     8.80%, 4/01/05                                         1,009
            Paine Webber Group, Inc. Medium Term Notes:
     1,000     5.83%, 2/02/99                                           997
     1,000     6.31%, 7/22/99                                         1,003
            Salomon, Inc. Medium Term Notes,
     1,500     10.125%, 6/01/99                                       1,591
            Salomon, Inc. Senior Notes:
       206     7.25%, 1/15/00                                           211
       800     7.75%, 5/15/00                                           829
            Security Pacific Corporation Subordinate Notes,
     1,008     11.50%, 11/15/00                                       1,146
            Smith Barney Holdings, Inc. Notes,
     3,150     5.625%, 11/15/98                                       3,138
            USF&G Corporation Senior Notes,
     3,075     7.00%, 5/15/98                                         3,091
                                                                    -------
                                                                     43,773
                                                                    -------

See notes to the financial statements.

SHORT-TERM BOND MARKET FUND
SCHEDULE OF INVESTMENTS
October 31, 1997

    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  -------------                                                 -------------

            MORTGAGE-BACKED SECURITIES 11.5%
            Citicorp Mortgage Securities, Inc.,
            Real Estate Mortgage Investment Conduit (REMIC),
    $    1     Series 1991-7, Class M, 8.75%, 5/25/21               $     1
            Collateralized Mortgage Securities Corp.,
       899     Series 1991-6, Class PH, 7.00%, 5/20/20                  901
            Green Tree Financial Corp. Pass-Thru Certificates:
     1,001     Series 1992-2, Class A4, 8.15%, 1/15/18                1,046
     1,000     Series 1993-3, Class A4, 5.45%, 10/15/18                 996
     1,000     Series 1993-3, Class A5, 5.75%, 10/15/18                 989
     2,385     Series 1993-4, Class A2, 5.85%, 1/15/19                2,385
     2,500     Series 1994-8, Class A4, 8.50%, 4/15/25                2,638
            Marine Midland, Real Estate Mortgage Investment
               Conduit (REMIC), Series 1992-3, Class A12,
     1,196     8.00%, 10/25/23                                        1,213
            Merrill Lynch Mortgage Investors, Inc.:
     1,275     Series 1992-B, Class A, 7.85%, 4/15/12                 1,290
     1,650     Series 1994-M1, Class B, 8.1029%, 6/25/22              1,702
            Morgan Stanley Mortgage Trust,
     1,566     Series 40, Class 6, 7.00%, 2/20/20                     1,578
            Prudential Bache CMO Trust,
       481     Series 8, Class E, 7.965%, 3/01/18                       481
            Prudential Home Mortgage Securities:
       755     Series 1993-24, Class A1, 5.50%, 6/25/00                 751
     2,319     Series 1993-24, Class A2, 5.50%, 7/25/00               2,270
            Prudential Securities Financial Asset FDG Corp.,
     1,150     Series 1993-4, Class A3, 6.83%, 9/25/09                1,158
            Resolution Trust Corp.:
       137     Series 1992-MH2, Class B, 7.95%, 2/15/04                 138
        31     Series 1992-MH2, Class A1, 7.00%, 2/15/19                 31
            Security Pacific Acceptance Corp.:
       221     Series 1992-2, Class A2, 7.10%, 5/15/12                  221
     3,250     Series 1992-2, Class A3, 7.50%, 6/15/12                3,294
                                                                    -------
                                                                     23,083
                                                                    -------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 4.3%
            Ford Capital BV Notes,
       638     10.125%, 11/15/00                                        707
            Hydro-Quebec Debentures,
     1,250     13.375%, 2/15/13                                       1,334
            Quebec Province CDA Debentures,
     1,000     13.25%, 9/15/14                                        1,162
            Sumitomo Bank International Notes,
     5,000     9.55%, 7/15/00                                         5,376
                                                                    -------
                                                                      8,579
                                                                    -------

            OTHER 1.8%
            California State Water Department,
     2,000     Series E, 9.875%, 12/01/24                             2,222
            Florida Housing Finance Agency:
       415     Antigua Club-A-2, 8.625%, 8/01/01                        442
       405     Brittany Apartments-C-2, 8.625%, 8/01/02                 436
       510     Maitland Club-B-2, 8.625%, 8/01/01                       543
                                                                    -------
                                                                      3,643
                                                                    -------

    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  -------------                                                 --------------

            U.S. GOVERNMENT AGENCY-BACKED
               MORTGAGE ISSUES 14.5%
            Federal Home Loan Mortgage Corporation (FHLMC)
            Participation Certificates:
    $   39     7.00%, 12/01/01                                     $     39
       155     7.75%, 7/01/09                                           160
            Federal Home Loan Mortgage Corporation (FHLMC)
            Real Estate Mortgage Investment Conduit (REMIC):
       888     Series 1243, Class K, 7.50%, 8/15/01                     903
       577     Series 153, Class F, 7.75%, 8/15/15                      581
     1,885     Series 1149, Class K, 7.50%, 7/15/20                   1,906
     2,365     Series 1101, Class L, 6.95%, 9/15/20                   2,386
        59     Series 1169, Class D, 7.00%, 5/15/21                      59
     1,182     Series 1286, Class E, 7.00%, 10/15/21                  1,192
            Federal National Mortgage Association (FNMA)
               Real Estate Mortgage Investment Conduit (REMIC):
     1,913     Series X-19A, Class A, 6.50%, 10/25/00                 1,922
     2,000     Series 1993-G06, Class K, 7.00%, 11/25/01              2,022
     1,479     Series 1991-63, Class G, 6.95%, 5/25/06                1,494
     1,000     Series 1993-86, Class E, 6.00%, 1/25/07                1,000
     1,377     Series 1992-93, Class G, 7.50%, 6/25/07                1,394
        63     Series 1989-75, Principal Only, Class C,
                 0.00%, 9/25/18                                          62
       211     Series 1992-138, Class C, 6.00%, 12/25/18                211
     2,000     Series G92-11, Class HB, 7.00%, 11/25/19               2,015
       990     Series G92-35, Class C, 7.50%, 7/25/20                 1,005
     1,078     Series 1991-154, Class PH, 7.50%, 9/25/20              1,090
     4,692     Series 1991-82, Class PL, 7.00%, 12/15/20              4,727
     4,000     Series G92-53, Class H, 7.00%, 7/25/21                 4,030
            U.S. Department of Veterans Affairs Mortgage Trust
     1,000     (REMIC), Series 1992-1, Class J, 7.75%, 2/15/01        1,015
                                                                    -------
                                                                     29,213
                                                                    -------

            U.S. TREASURY OBLIGATIONS 16.7%
            U.S. Treasury Notes:
     4,900     6.875%, 3/31/00                                        5,030
     6,100     5.50%, 4/15/00                                         6,077
    22,000     6.625%, 7/31/01                                       22,638
                                                                    -------
                                                                     33,745
                                                                    -------

               Total Long-Term Investments (Cost $197,507)          198,642
                                                                    -------

    Number
   of Shares
(in thousands)
 -------------

            SHORT-TERM INVESTMENTS 1.9%
            INVESTMENT COMPANIES 1.9%
         1  Financial Square Prime Obligation Fund                        1
     3,921  Short-Term Investments Co. Liquid Assets Portfolio        3,921
                                                                    -------

            Total Short-Term Investments (Cost $3,922)                3,922
                                                                    -------

            Total Investments (Cost $201,429) 100.5%                202,564
                                                                    -------

            Liabilities, less Other Assets (0.5)%                     (913)
                                                                    -------

            TOTAL NET ASSETS 100.0%                                $201,651
                                                                   ========

See notes to the financial statements.


INTERMEDIATE BOND MARKET FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
 --------------                                                 --------------

            LONG-TERM INVESTMENTS 94.1%
            ASSET-BACKED SECURITIES 19.8%
            AUTO LOAN RECEIVABLES 1.0%
            General Motors Acceptance Corp. Grantor,
    $  547     Series 1995-A, Class A, 7.15%, 3/15/00                $  549
            Keycorp Auto Grantor Trust,
       828     Series 1995-A, Class A, 5.80%, 7/15/00                   828
            Premier Auto Trust:
       996     Series 1993-5, Class A2, 4.22%, 3/02/99                  988
       323     Series 1994-1, Class A3, 4.75%, 2/02/00                  321
       131     Series 1994-2, Class A4, 6.00%, 5/02/00                  131
                                                                    -------
                                                                      2,817
                                                                    -------

            CREDIT CARD RECEIVABLES 17.1%
            AT&T Universal Card MasterTrust,
     3,000     Series 1995-2, Class A, 5.95%, 10/17/00                3,005
            Advanta Credit Card Master Trust,
     1,000     Series 1995-F, Class A1, 6.05%, 8/01/03                1,004
            American Express Master Trust,
     2,000     Series 1994-2, Class A, 7.60%, 8/15/02                 2,099
            Banc One Credit Card Master Trust:
     7,375     Series 1995-B, Class A, 6.30%, 9/15/00                 7,455
     1,000     Series 1995-A, Class A, 6.15%, 7/15/02                 1,007
            Citibank Credit Card Master Trust, Principal Only,
    11,900     Series 1996-1, 0.00%, 2/07/01                          9,812
            Discover Card Master Trust I,
       500     Series 1993-3, Class A, 6.20%, 5/16/06                   501
            First Chicago Master Trust II,
     4,075     Series 1994-L, Class A, 7.15%, 2/15/00                 4,158
            HFC Private Label Credit Card Master Trust II,
     2,000     Series 1994-2, Class A, 7.80%, 9/20/03                 2,038
            Household Affinity Credit Card Master Trust I,
     3,300     Series 1993-2, Class A, 5.60%, 11/15/00                3,279
            MBNA Master Credit Card Trust,
       745     Series 1995-F, Class A, 6.60%, 8/15/00                   759
            NationsBank Credit Card Master Trust,
     2,500     Series 1995-1, Class A, 6.45%, 8/15/00                 2,537
            Sears Credit Account Master Trust
     5,900     Series 1994-1, Class A, 7.00%, 8/15/00                 6,018
     2,400     Series 1995-3, Class A, 7.00%, 10/15/04                2,464
            Speigel Credit Card Master Trust,
       950     Series 1994-B, Class A, 8.15%, 6/15/04                   992
                                                                    -------
                                                                     47,128
                                                                    -------

            HOME EQUITY LOAN RECEIVABLES 1.7%
            EQCC Home Equity Loan Trust,
     1,200     Series 1994-4, 8.68%, 10/15/08                         1,268
            Security Pacific Acceptance Corp.,
       686     Series 1991-2, Class B, 8.55%, 9/15/11                   698
            Security Pacific Home Equity Loan
       882     Series 1991-1, 8.85%, 5/15/98                            895
     1,853     Series 1991-2, 8.15%, 6/15/20                          1,870
                                                                    -------
                                                                      4,731
                                                                    -------





    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  ------------                                                   ------------

            CORPORATE BONDS 28.5%
            American General Finance Corp. Debentures,
    $  650     9.625%, 7/15/00                                       $  706
            American General Finance Corp. Notes,
     1,000     8.00%, 2/15/00                                         1,040
            BankAmerica Corporation Subordinated Notes,
       465     9.75%, 7/01/00                                           506
     2,000     10.00%, 2/01/03                                        2,315
            Bankers Trust - NY, Subordinated Debentures,
     1,000     9.50%, 6/14/00                                         1,081
            Bear Stearns Company Senior Notes:
     1,312     6.75%, 8/15/00                                         1,332
     2,000     9.375%, 6/01/01                                        2,197
            Caterpillar, Inc. Sinking Fund Debentures,
     2,112     9.75%, 6/01/19                                         2,291
            Chase Manhattan Corp. Debentures,
     1,015     10.00%, 6/15/99                                        1,077
            Chrysler Financial Corp. Debentures:
       750     13.25%, 10/15/99                                         848
       700     12.75%, 11/01/99                                         787
            Commonwealth Edison First Mortgage,
       850     9.75%, 2/15/20                                           948
            Consolidated Edison Co. Debentures,
       100     7.60%, 1/15/00                                           103
            Continental Bank N.A. Subordinated Notes,
     2,875     12.50%, 4/01/01                                        3,401
            Continental Cablevision, Inc. Debentures:
     1,050     8.875%, 9/15/05                                        1,167
     2,975     9.50%, 8/01/13                                         3,477
            Deseret Generation & Transmission Coop Debentures,
       745     9.375%, 1/02/11                                          776
            Jack Eckerd Corporation Senior Subordinated Notes,
     2,449     9.25%, 2/15/04                                         2,620
            Federal Express Corporation Notes,
     1,500     9.65%, 6/15/12                                         1,917
            Federal Express Sinking Fund Pass-Thru Certificates,
     1,000     7.89%, 9/23/08                                         1,063
            First Chicago Corp. Subordinated Notes,
       236     11.25%, 2/20/01                                          271
            First National Bank of Omaha Subordinated Notes,
     1,600     7.32%, 12/01/10                                        1,648
            First USA Bank Senior Notes,
     1,000     5.85%, 2/22/01                                           992
            Fleet Mortgage Group Notes,
     2,405     6.50%, 6/15/00                                         2,427
            Ford Motor Company Debentures,
       850     9.50%, 9/15/11                                         1,068
            Ford Motor Credit Co. Debentures,
     1,097     9.50%, 4/15/00                                         1,180
            Ford Motor Credit Co. Notes,
       375     6.375%, 4/15/00                                          378
            General Motors Acceptance Corp. Debentures,
     1,602     8.625%, 6/15/99                                        1,666

See notes to the financial statements.


INTERMEDIATE BOND MARKET FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  -------------                                                 -------------

            CORPORATE BONDS 28.5% (CONT.)
            General Motors Acceptance Corp. Notes
    $1,050     8.00%, 10/01/99                                      $ 1,079
     2,097     9.375%, 4/01/00                                        2,249
            General Motors Corp. Debentures,
     1,355     9.625%, 12/01/00                                       1,486
            Georgia Pacific Corp. Debentures,
     1,150     9.50%, 12/01/11                                        1,433
       775     9.50%, 5/15/22                                           884
            Goldman Sachs Group Notes,
     5,000     6.25%, 2/01/03 (Acquired 2/01/96; Cost $4,988)*        4,931
            Heller Financial, Inc. Notes,
     1,300     9.375%, 3/15/98                                        1,316
            Household Finance Corp. Senior Subordinated Notes,
     2,468     9.55%, 4/01/00                                         2,657
            Household Finance Corp. Subordinated Notes,
     1,445     9.625%, 7/15/00                                        1,570
            International Lease Finance Corp. Medium Term Notes,
       500     8.25%, 10/19/98                                          511
            Lehman Brothers Holdings, Inc. Medium Term Notes,
     1,750     8.875%, 2/15/00                                        1,848
            Lehman Brothers Holdings, Inc. Notes:
     2,000     6.90%, 7/15/99                                         2,024
     1,500     6.65%, 11/08/99                                        1,514
       400     8.875%, 3/01/02                                          435
            Lehman Brothers, Inc. Senior Subordinated Notes,
     2,280     10.00%, 5/15/99                                        2,407
            NCNB Corp. Subordinated Notes,
     2,055     10.20%, 7/15/15                                        2,706
            News America Holdings Debentures,
       750     10.125%, 10/15/12                                        874
            Paine Webber Group, Inc. Medium Term Notes,
     1,000     7.70%, 2/11/00                                         1,031
            J.C. Penney Company, Inc. Debentures,
     1,950     9.75%, 6/15/21                                         2,178
            SCE Capital Corp. Notes,
     1,000     7.375%, 12/15/03                                       1,030
            Salomon, Inc. Medium Term Notes,
     1,300     10.125%, 6/01/99                                       1,379
            Salomon, Inc. Senior Notes:
     1,450     7.75%, 5/15/00                                         1,503
       150     6.75%, 2/15/03                                           152
            The Charles Schwab Corp. Medium Term Notes,
       650     6.06%, 10/02/00                                          647
            Smith Barney Holdings, Inc. Notes,
     1,400     6.625%, 6/01/00                                        1,416
                                                                    -------
                                                                     78,542
                                                                    -------


    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  ------------                                                   ------------

            MORTGAGE-BACKED SECURITIES 2.1%
            Green Tree Financial Corp. Pass-Thru Certificates,
    $  350     Series 1993-4, Class A3, 6.25%, 1/15/19             $    352
            MDC Asset Investors Trust,
               Real Estate Mortgage Investment Conduit (REMIC),
     1,021     Series VIII, Class 8, 7.75%, 9/25/17                   1,052
            Merrill Lynch Mortgage Investors, Inc. Notes,
       124     8.375%, 2/09/00                                          130
            Salomon Brothers Mortgage Securities,
     1,567     Series 1986-1, Class A, 6.00%, 12/25/11                1,546
            Westam Mortgage Financial Corporation,
     2,500     Series 11, Class A, 6.36%, 8/26/20                     2,563
                                                                    -------
                                                                      5,643
                                                                    -------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 7.6%
            Ford Capital BV Debentures,
       600     9.50%, 6/01/10                                           740
            Ford Capital BV Notes,
     4,153     10.125%, 11/15/00                                      4,605
            Hydro-Quebec Corporation Debentures,
     2,250     11.75%, 2/01/12                                        3,245
            Korea Development Bank Bonds,
     1,075     7.125%, 9/17/01                                        1,043
            Korea Electric Power Debentures:
       820     7.75%, 4/01/13                                           772
       750     6.75%, 8/01/27                                           691
            Midland Bank PLC Subordinated Notes,
     4,225     6.95%, 3/15/11                                         4,286
            National Bank of Hungary Debentures,
     1,350     8.875%, 11/01/13                                       1,489
            Pohang Iron & Steel Notes,
       875     7.125%, 7/15/04                                          878
            Quebec Province Local Government Guarantee,
       400     13.25%, 9/15/14                                          465
            Wharf Capital International Ltd. Notes:
       800     8.875%, 11/01/04                                         883
     1,725     7.625%, 3/13/07                                        1,758
                                                                    -------
                                                                     20,855
                                                                    -------
See notes to the financial statements.


INTERMEDIATE BOND MARKET FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  ------------                                                   ------------

            U.S. GOVERNMENT AGENCY-BACKED
            MORTGAGE ISSUES 7.0%
            Federal Home Loan Mortgage Corporation (FHLMC)
            Real Estate Mortgage Investment Conduit (REMIC):
    $  208     Series 1624, Class KE, 6.00%, 10/15/02                $  208
       947     Series 1289, Class PR, 7.50%, 2/15/03                    973
     1,076     Series 1456, Class LA, 7.50%, 5/15/03                  1,107
       600     Series 1496, Class KA, 6.00%, 12/15/03                   598
       999     Series 8, Class VB, 7.00%, 1/25/04                     1,018
       300     Series 1551, Class E, 6.50%, 9/15/07                     304
     1,200     Series 1101, Class L, 6.95%, 9/15/20                   1,211
       969     Series 1167, Class E, 7.50%, 11/15/21                    995
     2,826     Series 1286, Class A, 6.00%, 5/15/22                   2,781
            Federal National Mortgage Association (FNMA)
               Real Estate Mortgage Investment Conduit (REMIC):
       800     Series 1993-23, Class PU, 7.50%, 1/25/00                 810
       500     Series 1992-73, Class L, 7.50%, 1/25/01                  513
     1,386     Series 1992-18, Class HB, 7.20%, 3/25/02               1,406
     3,500     Series 1993-37, Class B, 7.00%, 7/25/02                3,560
       941     Series 1992-103, Class L, 7.50%, 11/25/02                966
     2,000     Series 1991-77, Class PH, 7.00%, 11/25/20              2,017
       250     Series 1991-82, Class PL, 7.00%, 12/15/20                252
            U.S. Department of Veterans Affairs Mortgage Trust
       500     (REMIC), Series 1992-2, Class J, 7.00%, 3/15/01          502
                                                                    -------
                                                                     19,221
                                                                    -------

            U.S. TREASURY OBLIGATIONS 29.1%
            U.S. Treasury Bonds:
    29,850     10.75%, 2/15/03                                       36,492
     1,025     11.875%, 11/15/03                                      1,336
    10,000     13.75%, 8/15/04                                       14,359
     5,250     10.75%, 8/15/05                                        6,814
            U.S. Treasury Inflation-Indexed Notes,
     2,639     3.375%, 1/15/07                                        2,603
            U.S. Treasury Notes:
    18,075     6.625%, 7/31/01                                       18,600
                                                                    -------
                                                                     80,204
                                                                    -------

            Total Long-Term Investments (Cost $254,308)             259,141
                                                                    -------


     Number                                                         Market
    of Shares                                                       Value
 (in thousands)                                                 (in thousands)
  -------------                                                  ------------

            SHORT-TERM INVESTMENTS 4.6%
            Investment Companies 4.6%
         5  Financial Square Prime Obligation Fund                  $     5
    12,586  Short-Term Investments Co. Liquid Assets Portfolio       12,586
                                                                    -------

            Total Short-Term Investments (Cost $12,591)              12,591
                                                                    -------

            Total Investments (Cost $266,899) 98.7%                 271,732
                                                                    -------

            Other Assets, less Liabilities 1.3%                       3,480
                                                                    -------

            TOTAL NET ASSETS 100.0%                                $275,212
                                                                   ========

* Unregistered security

See notes to the financial statements.


TAX-EXEMPT INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  ------------                                                   ------------

            GENERAL OBLIGATION 1.7%
            Washington State:
    $  100     6.75%, 10/01/01                                       $  105
     1,000     6.30%, 9/01/02                                         1,080
                                                                    -------

            Total General Obligation (Cost $1,173)                    1,185
                                                                    -------

            REVENUE BONDS 4.9%
            HOUSING 2.9%
            Saint Charles, Illinois, Industrial Development -
            Covington Ct Project, Mandatory Put,
       960     9/01/98, 5.50%, 12/01/09                                 974
            South Dakota Housing Development Authority -
     1,105     Homeownership Mortgage, 4.85%, 5/01/01                 1,113
                                                                    -------
                                                                      2,087
                                                                    -------

            OTHER 1.5%
            Georgia Municipal Electric Authority Power Revenue,
     1,000     8.125%, 1/01/17, Crossover Refunded 1/01/98            1,026
                                                                    -------

            UNIVERSITY 0.5%
            New England Education Student Loan Marketing
       360     Corporation, 5.80%, 3/01/02                              375
                                                                    -------

            Total Revenue Bonds (Cost $3,466)                         3,488
                                                                    -------

            PREREFUNDED AND ESCROWED
               TO MATURITY 66.5%
            Alaska State Housing Finance Corporation,
     1,465     6.375%, 12/01/12, Prerefunded 12/01/02                 1,595
            Anniston, Alabama Regional Medical Center Board Project
     1,160     8.00%, 7/01/11, Escrowed to Maturity                   1,492
            Arizona State Municipal Funding Program,
     1,500     8.75%, 8/01/07, Escrowed to Maturity                   1,964
            Cherokee County, Oklahoma
     1,340     0.00%, 11/01/11, Escrowed to Maturity                    660
            Chicago, Illinois Motor Fuel Tax Revenue,
     1,000     7.05%, 1/01/07, Prerefunded 1/01/01                    1,101
            Clark County, Nevada School District,
       345     7.00%, 6/01/09, Prerefunded 6/01/01                      380
            Cleveland, Ohio Packaging Facilities Revenue,
     1,125     8.10%, 9/15/22, Prerefunded 9/15/02                    1,336
            Convention Center Authority - Rhode Island Revenue,
     1,000     6.65%, 5/15/12, Prerefunded 5/15/01                    1,097
            Danville, Indiana Community Elementary School Building
     1,000     Corp., First Mortgage, 6.90%, 1/15/10,
               Prerefunded 1/15/021,116
            Delaware County, Pennsylvania, - Elwyn Inc. Project,
     1,000     8.35%, 6/01/15, Prerefunded 6/01/00                    1,121
            Des Plaines, Illionois Hospital Facilities - Holy Family Hospital Project,
       560     10.75%, 1/01/14, Prerefunded 7/01/02                     711
            Elizabeth-Forward Pennsylvania School District,
     1,000     7.25%, 1/15/10, Prerefunded 1/15/00                    1,066


    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  -------------                                                  ------------

            PREREFUNDED AND ESCROWED
               TO MATURITY 66.5% (cont.)
            Farmington, New Mexico Power Revenue Bonds,
    $1,185     9.875%, 1/01/13, Prerefunded 7/01/05                  $1,571
            Fruita, Colorado, Escrowed to Maturity:
       500     9.25%, 10/01/01                                          569
       500     9.25%, 4/01/03                                           609
            Fulco, Georgia Hospital Authority Anticipation
               Certificates,
     1,090     6.25%, 9/01/13, Prerefunded 9/01/02                    1,202
            Hodgkins, Illinois,
     1,400     9.50%, 12/01/09, Prerefunded 12/01/01                  1,687
            Houston, Texas Arpt Sys Rev
       950     8.20%, 7/01/05, Escrowed to Maturity                   1,127
            Illinois Educational Facilities Authority - Chicago
               College Of Osteopathic Medicine, Escrowed To Maturity,
       310     8.75%, 7/01/99                                           324
            Illinois Educational Facilities Authority - Loyola
               University,
     3,355     7.125%, 7/01/21, Prerefunded 7/01/01                   3,742
            Intermountain Power Agency, Utah Supply Revenue
     2,500     0.00%, 7/01/21, Prerefunded 7/01/00                      257
            Louisiana Public Facilities Authority Hospital Revenue
     1,915     7.25%, 10/01/22, Prerefunded 10/01/02                  2,194
            Louisville, Kentucky Water & Sewer Revenue,
     1,000     6.00%, 11/15/07, Escrowed to Maturity                  1,094
            Maricopa County, Arizona School District No. 1, Phoenix
     1,000     Elementary, 6.60%, 7/01/03, Prerefunded 7/01/01        1,089
            Metropolitan Nashville Airport,
       500     7.75%, 7/01/07, Prerefunded 7/01/01                      568
            Metropolitan Government Nashville & Davidson
            County, Tennessee Water & Sewer
     6,000     0.00%, 12/01/13, Prerefunded 12/01/02                  1,538
            Michigan State Hospital Financial Authority,
            Sisters of Mercy Health Corp.,
       870     7.50%, 2/15/18, Prerefunded 2/15/01                      972
            Milwaukee County, Wisconsin
     1,000     6.20%, 12/01/01, Prerefunded 12/01/98                  1,025
            Nevada State Colorado River Community,
     1,130     6.50%, 7/01/19, Prerefunded 7/01/04                    1,271
            Oklahoma State Industrial Authority Revenue,
               St. Anthony Hospital, Escrowed to Maturity,
     1,030     6.125%, 6/01/03                                        1,098
            Peninsula Ports Authority Virginia Health Care
               Facilities - Mary Immaculate Project,
     2,000     7.00%, 8/01/17, Prerefunded to 8/01/04 & 8/01/06       2,304
            Pennsylvania State Industrial Development Authority -
     1,000     Series A, 7.00%, 1/01/11, Prerefunded 7/01/01          1,112
            Philadelphia, Pennsylvania Regional Port Authority,
     1,000     Lease Revenue Bonds, 7.15%, 8/01/20,
               Prerefunded 8/01/00                                    1,079
            Phoenix, Arizona Street & Highway Users,
     1,000     6.50%, 7/01/02                                         1,104
            Rhode Island State Public Building Authority,
     1,000     6.00%, 2/01/11, Prerefunded 2/01/01                    1,054


See notes to the financial statements.

TAX-EXEMPT INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  ------------                                                   ------------

            PREREFUNDED AND ESCROWED
               TO MATURITY 66.5% (cont.)
            San Marcos, California Certificate Participation,
    $1,085     0.00%, 2/15/06, Escrowed to Maturity                  $  738
            Tucson, Arizona Street & Highway User Revenue Bonds,
     1,000     9.25%, 7/01/02, Escrowed to Maturity                   1,196
            University of Illinois,
     1,005     6.10%, 10/01/03, Escrowed to Maturity                  1,089
            Virginia State Residential Authority - Solid Waste
               Disposal
     1,000     System, 7.30%, 4/01/15, Prerefunded 4/01/00            1,092
            Wausau, Wisconsin School District,
     1,000     6.50%, 4/01/10, Prerefunded 4/01/02                    1,088
            Williston, North Dakota,
        80     6.00%, 6/01/98, Escrowed to Maturity                      81
                                                                    -------

            Total Prerefunded and Escrowed to Maturity
            (Cost $46,539)                                           47,513
                                                                    -------

            INSURED BONDS 24.3%
            EDUCATION 0.3%
            Merrillville, Indiana Multi-School Building
               Corporation,
       200     6.375%, 7/01/03                                          219
                                                                    -------

            ELECTRIC 3.1%
            Springfield, Illinois Electric Revenue,
     1,000     6.00%, 3/01/04                                         1,078
     1,050     6.00%, 3/01/06                                         1,149
                                                                    -------
                                                                      2,227
                                                                    -------

            GENERAL OBLIGATION 13.7%
            Amarillo, Texas Independent School District,
     1,035     7.00%, 2/01/06                                         1,182
            Bolingbrook, Illinois
     1,080     0.00%, 1/01/05                                           767
            Chicago, Illinois,
       675     11.60%, 1/01/01                                          824
            Chicago, Illinois Park District,
     2,770     6.00%, 1/01/07                                         3,031
            Maricopa County, Arizona Elementary School District
               No. 068, Alhambra,
     1,000     5.625%, 7/01/03, Partially Prerefunded                 1,045
            Palatine, Illinois
     1,405     9.90%, 1/01/16, Crossover Refunded 1/01/00             1,598
            Rocklin, California Unified School District,
     1,235     6.70%, 9/01/04                                         1,334
                                                                    -------
                                                                      9,781
                                                                    -------


    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  ------------                                                   ------------

            PUBLIC FACILITIES & IMPROVEMENTS 7.2%
            Illinois State Certificates of Participation,
    $1,000     6.00%, 7/01/06                                       $ 1,093
            Metropolitan Pier & Exposition Authority, Illinois
     1,945     Dedicated State Tax Revenue, 0.00%, 12/15/98           1,860
            Mun-Del Building Corp., Indiana
     1,000     7.00%, 1/05/05                                         1,073
            Texas State Turnpike Authority, Dallas
     1,000     6.50%, 1/01/08                                         1,141
                                                                    -------
                                                                      5,167
                                                                    -------

            Total Insured Municipal Bonds (Cost $17,087)             17,394
                                                                    -------

     Number
    of Shares
 (in thousands)
  -------------

            INVESTMENT COMPANIES 3.7%
       131  Financial Square Tax-Exempt Money Market                    131
     2,498  Tax Free Investment Trust                                 2,498
                                                                    -------

            Total Investment Companies (Cost $2,629)                  2,629
                                                                    -------

            Total Investments (Cost $70,894) 101.1%                  72,209
                                                                    -------

            Liabilities, less Other Assets (1.1)%                     (802)
                                                                    -------

            TOTAL NET ASSETS 100.0%                                 $71,407
                                                                    =======

See notes to the financial statements.


BOND IMMDEX/TM FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  -------------                                                  ------------

            LONG-TERM INVESTMENTS 96.8%
            ASSET-BACKED SECURITIES 13.2%
            AUTO LOAN RECEIVABLES 0.8%
            Ford Credit Grantor Trust,
    $  931     Series 1995-A, Class A, 5.90%, 5/15/00                $  932
            General Motors Acceptance Corp. Grantor Trust,
     1,044     Series 1995-A, Class A, 7.15%, 3/15/00                 1,049
            Premier Auto Trust:
       313     Series 1993-3, Class A3, 4.90%, 12/15/98                 313
       542     Series 1993-4, Class A2, 4.65%, 2/02/99                  542
       337     Series 1993-5, Class A2, 4.22%, 3/02/99                  335
       675     Series 1993-6, Class B, 4.875%, 11/02/99                 674
                                                                    -------
                                                                      3,845
                                                                    -------

            CREDIT CARD RECEIVABLES 12.3%
            Advanta Credit Card Master Trust,
     4,200     Series 1995-F, Class A1, 6.05%, 8/01/03                4,218
            Banc One Credit Card Master Trust,
     8,000     Series 1995-B, Class A, 6.30%, 9/15/00                 8,087
            Citibank Credit Card Master Trust, Principal Only,
     6,465     Series 1996-1, 0.00%, 2/07/01                          5,331
            First Chicago Master Trust II,
     1,800     Series 1994-L, Class A, 7.15%, 2/15/00                 1,837
            HFC Private Label Credit Card Master Trust II:
     2,600     Series 1994-2, Class A, 7.80%, 9/20/03                 2,649
       487     Series 1993-2, Class A3, 4.65%, 12/20/08                 484
            Household Affinity Credit Card Master Trust I,
     3,750     Series 1993-2, Class A, 5.60%, 11/15/00                3,727
            MBNA Master Credit Card Trust,
     2,780     Series 1995-F, Class A, 6.60%, 8/15/00                 2,831
            NationsBank Credit Card Master Trust,
     9,660     Series 1995-1, Class A, 6.45%, 8/15/00                 9,802
            Sears Credit Account Master Trust:
    11,750     Series 1994-1, Class A, 7.00%, 8/15/00                11,984
     1,700     Series 1995-2, Class A, 8.10%, 1/15/01                 1,774
     5,300     Series 1995-3, Class A, 7.00%, 10/15/04                5,441
                                                                    -------
                                                                     58,165
                                                                    -------

            HOME EQUITY LOAN RECEIVABLES 0.1%
            IMC Home Equity Loan Trust,
       373     Series 1996-3, Class A1, 7.00%, 4/25/11                  372
                                                                    -------

            CORPORATE BONDS 37.5%
            Alabama Power Company First Mortgage Bond,
     1,000     9.00%, 12/01/24                                        1,113
            American Airline Equipment Pass-Thru Certificates,
     1,500     10.21%, 1/01/10                                        1,862
            BankAmerica Corporation Subordinated Notes,
     3,539     10.00%, 2/01/03                                        4,096
            BarclaysAmericanCorp. Debentures,
       925     9.75%, 5/15/21                                         1,054



    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  ------------                                                  -------------

            CORPORATE BONDS 37.5% (CONT.)
            Barnett Banks Inc. Subordinated Notes,
    $1,155     8.50%, 3/01/99                                        $1,191
            Bear Stearns Company Notes,
        63     6.50%, 6/15/00                                            63
            Bear Stearns Company Senior Notes,
       500     6.75%, 8/15/00                                           508
            Burlington Northern Railroad Company Equipment
            Trust Certificates,
       500     11.85%, 1/15/99                                          533
            Chase Manhattan Corp. Notes,
     7,802     10.00%, 6/15/99                                        8,276
            Chrysler Financial Corp. Debentures:
     7,648     13.25%, 10/15/99                                       8,647
     1,927     12.75%, 11/01/99                                       2,167
            Citicorp Subordinated Capital Notes,
     3,836     9.75%, 8/01/99                                         4,055
            Commonwealth Edison Co. First Mortgage,
     6,050     9.75%, 2/15/20                                         6,745
            Continental Bank Subordinated Notes,
     1,963     12.50%, 4/01/01                                        2,322
            Continental Cablevision, Inc. Debentures:
     2,050     8.875%, 9/15/05                                        2,279
     6,075     9.50%, 8/01/13                                         7,099
            Deseret Generation & Transmission Coop Debentures,
     2,383     9.375%, 1/02/11                                        2,483
            Federal Express Corporation Debentures,
     2,163     9.625%, 10/15/19                                       2,340
            Federal Express Corporation Notes,
     4,200     9.65%, 6/15/12                                         5,367
            First Chicago Corp. Subordinated Notes:
     3,844     9.00%, 6/15/99                                         4,018
       970     9.875%, 8/15/00                                        1,061
            First National Bank Chicago Debentures,
     1,100     8.08%, 1/05/18                                         1,253
            First National Bank Omaha Subordinated Notes,
     3,100     7.32%, 12/01/10                                        3,193
            First USA Bank Notes,
     1,125     5.85%, 2/22/01                                         1,116
            Ford Motor Company Notes,
     2,650     9.50%, 9/15/11                                         3,331
            Ford Motor Credit Co. Notes,
       911     8.375%, 1/15/00                                          954
            GTE North, Inc. Debentures,
     1,100     9.60%, 1/01/21                                         1,235
            Geico Corporation Debentures,
     2,000     9.15%, 9/15/21                                         2,266
            General Motors Acceptance Corp. Medium Term Notes,
     1,000     7.50%, 7/22/99                                         1,025
            General Motors Acceptance Corp. Notes:
     1,375     8.00%, 10/01/99                                        1,413
     1,037     9.625%, 5/15/00                                        1,122

See notes to the financial statements.


BOND IMMDEX/TM FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  ------------                                                   ------------

            CORPORATE BONDS 37.5% (CONT.)
            General Motors Corp. Debentures,
    $1,699     9.625%, 12/01/00                                      $1,864
            Georgia Pacific Corp. Debentures:
     1,511     9.50%, 12/01/11                                        1,883
     1,500     9.50%, 2/15/18                                         1,557
     4,125     9.875%, 11/01/21                                       4,619
       975     9.50%, 5/15/22                                         1,112
            Goldman Sachs Group Notes,
    10,000     6.25%, 2/01/03 (Acquired 2/01/96; Cost $9,974) *       9,863
            Heller Financial, Inc. Notes,
     9,045     9.375%, 3/15/98                                        9,157
            Household Finance Corp. Subordinated Notes,
     4,327     9.625%, 7/15/00                                        4,700
            Lehman Brothers Holdings, Inc. Debentures,
     2,365     9.875%, 10/15/00                                       2,562
            Lehman Brothers Holdings, Inc. Medium Term Notes:
     3,825     6.65%, 11/08/99                                        3,862
     1,805     8.875%, 2/15/00                                        1,906
            Lehman Brothers Holdings, Inc. Notes,
     1,700     6.90%, 7/15/99                                         1,720
            Lehman Brothers, Inc. Senior Subordinated Notes,
     7,232     10.00%, 5/15/99                                        7,634
            The May Department Stores Company Debentures,
     1,650     9.875%, 6/15/21                                        1,893
            Mississippi Power & Light Notes,
     1,000     8.80%, 4/01/05                                         1,009
            Mobile Energy Services LLC Debentures,
       711     8.665%, 1/01/17                                          756
            National Westminster Bancorp. Inc., Debentures,
     1,000     9.375%, 11/15/03                                       1,149
            NCNB Corp. Subordinated Notes,
     5,155     10.20%, 7/15/15                                        6,788
            News America Holdings Debentures,
     2,200     10.125%, 10/15/12                                      2,564
            Paine Webber Group Medium Term Notes,
     2,450     6.73%, 1/20/04                                         2,471
            Parker Hannifin Debentures,
       400     9.75%, 2/15/21                                           445
            J.C. Penney Company, Inc. Debentures,
     4,000     9.75%, 6/15/21                                         4,469
            SCE Capital Corp. Notes,
     1,100     7.375%, 12/15/03                                       1,133
            Salomon, Inc. Notes,
     2,150     7.00%, 6/15/03                                         2,202
            Salomon, Inc. Senior Notes:
     2,850     7.75%, 5/15/00                                         2,955
     2,100     6.75%, 2/15/03                                         2,127
            The Charles Schwab Corp. Medium Term Notes:
     2,000     5.84%, 9/30/99                                         1,991
     2,250     5.90%, 10/01/99                                        2,242



    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  ------------                                                   ------------

            CORPORATE BONDS 37.5% (CONT.)
            Security Pacific Corp. Subordinated Notes,
    $  455     11.50%, 11/15/00                                    $    517
            Tenneco, Inc. Debentures,
     3,150     7.45%, 12/15/25                                        3,276
            Union Camp Corp. Debentures,
       850     10.00%, 5/01/19                                          923
            Westvaco Corp. Debentures,
     1,200     10.125%, 6/01/19                                       1,311
                                                                    -------
                                                                    176,847
                                                                    -------

            MORTGAGE-BACKED SECURITIES 0.2%
            Prudential Securities Secured Financing Corp.,
     1,050     Series 1993-1, Class A, 6.44%, 2/16/21                 1,011
                                                                    -------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 9.7%
            British Telecommunications Finance Debentures,
     2,761     9.625%, 2/15/19                                        3,001
            Ford Capital BV Notes:
     3,296     10.125%, 11/15/00                                      3,655
     2,821     9.375%, 5/15/01                                        3,099
     1,400     9.50%, 6/01/10                                         1,726
            Hydro-Quebec Debentures:
     3,500     11.75%, 2/01/12                                        5,047
       750     9.75%, 1/15/18                                           851
            Korea Development Bank Bonds,
     1,800     7.125%, 9/17/01                                        1,747
            Korea Electric Power Debentures:
     1,955     7.75%, 4/01/13                                         1,841
     1,350     6.75%, 8/01/27                                         1,244
            Midland Bank PLC Subordinated Notes,
     5,000     6.95%, 3/15/11                                         5,073
            National Bank of Hungary Debentures,
     2,350     8.875%, 11/01/13                                       2,592
            Newfoundland (Province of) Canada,
     1,800     10.00%, 12/01/20                                       2,416
            Norsk Hydro A/S Debentures,
     2,900     9.00%, 4/15/12                                         3,448
            Pohang Iron & Steel Notes,
     1,575     7.125%, 7/15/04                                        1,580
            Quebec Province Debentures,
     2,000     11.00%, 6/15/15                                        2,290
            Sweden (Kingdom of) Debentures,
     1,100     11.125%, 6/01/15                                       1,603
            Wharf Capital International Ltd. Notes:
     1,625     8.875%, 11/01/04                                       1,794
     2,675     7.625%, 3/13/07                                        2,726
                                                                    -------
                                                                     45,733
                                                                    -------

See notes to the financial statements.


BOND IMMDEX/TM FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    Principal                                                       Market
     Amount                                                         Value
 (in thousands)                                                 (in thousands)
  ------------                                                   ------------

            U.S. GOVERNMENT AGENCY-BACKED
               MORTGAGE ISSUES 7.5%
            Federal Home Loan Mortgage Corporation (FHLMC),
    $  113     Participation Certificates, 7.50%, 4/01/07          $    115
            Federal Home Loan Mortgage Corporation (FHLMC)
               Real Estate Mortgage Investment Conduit (REMIC):
     1,065     Series 1022, Class J, 6.00%, 12/15/20                  1,044
     3,180     Series 1118, Class Z, 8.25%, 7/15/21                   3,315
       429     Series 1169, Class D, 7.00%, 5/15/21                     433
        18     Series 1259, Interest Only, Class IC,
                 1007.05%, 10/15/05                                     126
     2,956     Series 1790-A, Class A, 7.00%, 4/15/22                 2,990
       739     Series 6, Class C, 9.05%, 6/15/19                        782
     2,150     Series 188, Class H, 7.00%, 9/15/21                    2,175
     1,905     Series 1201, Class E, 7.40%, 12/15/21                  1,944
            Federal National Mortgage Association (FNMA),
               Participation Certificates:
       495     7.50%, 8/01/07                                           508
       142     7.75%, 6/01/08                                           147
            Federal National Mortgage Association (FNMA)
               Real Estate Mortgage Investment Conduit (REMIC):
       500     Series 1990-61, Class H, 7.00%, 6/25/20                  507
     1,056     Series 1990-102, Class J, 6.50%, 8/25/20               1,049
     3,100     Series 1991-56, Class M, 6.75%, 6/25/21                3,111
               Series 1992-29, Interest Only, Class K,
         6       977.92%, 11/25/00                                       79
       650     Series 1993-87, Class KD, 6.00%, 6/25/03                 645
               Series 1992-145, Interest Only, Class N,
        19       1010.06%, 1/25/06                                      575
       172     Series 1989-39, Principal Only, Class C, 0.00%,
                 6/25/17                                                169
       950     Series X-225C, Class TE, 5.45%, 10/25/18                 938
     1,568     Series 1988-24, Class G, 7.00%, 10/25/18               1,581
     1,467     Series 1989-44, Class H, 9.00%, 7/25/19                1,560
       365     Series 1989-90, Class E, 8.70%, 12/25/19                 387
     1,701     Series 1990-30, Class E, 6.50%, 3/25/20                1,699
       183     Series 1990-72, Class A, 9.00%, 7/25/20                  187
       538     Series 1990-72, Class B, 9.00%, 7/25/20                  589
     5,697     Series 1990-105, Class J, 6.50%, 9/25/20               5,664
     1,092     Series 1990-106, Class J, 8.50%, 9/25/20               1,145
     1,876     Series 1992-120, Class C, 6.50%, 7/25/22               1,866
                                                                    -------
                                                                     35,330
                                                                    -------

            U.S. TREASURY OBLIGATIONS 28.7%
            U.S. Treasury Bonds,
    96,580     9.25%, 2/15/16                                       128,668
            U.S. Treasury Inflation-Indexed Notes,
     3,121     3.375%, 1/15/07                                        3,079
            U.S. Treasury Notes,
     3,725     6.625%, 7/31/01                                        3,833
                                                                    -------
                                                                    135,580
                                                                    -------

            Total Long-Term Investments (Cost $436,264)             456,883
                                                                    -------

     Number                                                         Market
    of Shares                                                       Value
 (in thousands)                                                 (in thousands)
  ------------                                                   ------------

            SHORT-TERM INVESTMENTS 2.3%
            INVESTMENT COMPANIES 2.3%
        10  Financial Square Prime Obligation Fund                 $     10
    10,994  Short-Term Investments Co. Liquid Assets Portfolio       10,994
                                                                    -------

            Total Short-Term Investments (Cost $11,004)              11,004
                                                                    -------

            Total Investments (Cost $447,268) 99.1%                 467,887
                                                                    -------

            Other Assets, less Liabilities 0.9%                       4,275
                                                                    -------

            TOTAL NET ASSETS 100.0%                                $472,162
                                                                   ========

*Unregistered security

See notes to the financial statements.


SHORT-TERM BOND MARKET FUND
INTERMEDIATE BOND MARKET FUND
TAX-EXEMPT INTERMEDIATE BOND FUND
BOND IMMDEX/TM FUND
NOTES TO THE FINANCIAL STATEMENTS

1.ORGANIZATION
  Portico Funds, Inc. (the "Company") was incorporated on February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds (the "Funds") are separate, diversified investment portfolios of the Company. The Short-Term Bond Market Fund and Bond IMMDEX/TM Fund commenced operations on Dec ember 29, 1989; the Intermediate Bond Market Fund commenced operations on January 5, 1993; and the Tax-Exempt Inter mediate Bond Fund commenced operations on February 8, 1993. The objective of the Short-Term Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 year Government/Corporate Bond Index. The objective of the Intermediate Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index. The objective of the Tax-Exempt Intermediate Bond Fund is to seek to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. The objective of the Bond IMMDEX/TM Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index.

  The costs, in thousands, incurred in connection with the organization, initial registration and public offering of shares aggregating $14 and $11 for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds, respectively, have been paid by the Funds. These costs are being amortized over the period of benefit, but not to exceed sixty months from each Fund's commencement of operations.

  The Company has issued two classes of Fund shares in each of the Funds:
Series A and Series Institutional. The Series A shares are subject to a 0.25% service organization fee and to an initial sales charge imposed at the time of purchase, in accordance with the Funds' prospectus. The maximum sales charge is 2% of the offering price or 2.04% of the net asset value. Each class of shares for each Fund has identical rights and privileges except with respect to service organization fees paid by Series A shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2.SIGNIFICANT ACCOUNTING POLICIES
  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

a)Investment Valuation - Securities which are traded on a recognized exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available and other assets are valued at fair value as deter mined by the investment adviser under the supervision of the Board of Directors.

b)Federal Income Taxes - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute substantially all of their taxable income to shareowners. The Funds intend to continue to so comply in future years.

c)Income and Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory, administration and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts or net sales, where applicable. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

d)Distributions to Shareowners - Dividends from net investment income of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Inter mediate Bond and Bond IMMDEX/TM Funds are declared and paid monthly. Distributions of net realized capital gains, if any, will be declared at least annually.

e)Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)Unregistered Security - The Intermediate Bond Market and
  Bond IMMDEX/TM Funds own a certain investment security which is unregistered and thus restricted to resale. This security is valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of this security requires registration under the Securities Act of 1933, the Funds have the right to include their security in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

g)Other - Investment and shareowner transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized over the life of the respective bond. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

3.INVESTMENT TRANSACTIONS
  The aggregate purchases and sales, in thousands, of securities, excluding short-term investments, for the Funds for the year ended October 31, 1997, were as follows:

                    SHORT-TERM    INTERMEDIATE    TAX-EXEMPT        BOND
                   BOND MARKET    BOND MARKET    INTERMEDIATE    IMMDEX/TM
                       FUND           FUND        BOND FUND         FUND
                       ----           ----        ---------         ----
Purchases:
 U.S. Government    $ 56,459        $84,834           --00       $ 47,504
 Other               102,046         75,439        $30,106        141,825

Sales:
 U.S. Government      55,418         42,178           --00         42,620
 Other               104,401         45,658          6,115        103,714

At October 31, 1997, gross unrealized appreciation and depreciation of investments for federal income tax purposes, in thousands, were as follows:


                    SHORT-TERM    INTERMEDIATE    TAX-EXEMPT        BOND
                   BOND MARKET    BOND MARKET    INTERMEDIATE    IMMDEX/TM
                       FUND           FUND        BOND FUND         FUND
                       ----           ----        ---------         ----

Appreciation          $1,477         $5,230         $1,332        $21,804
(Depreciation)         (381)          (397)           (18)        (1,356)
                      ------         ------         ------        -------
Net unrealized
  appreciation
  on investments      $1,096         $4,833         $1,314        $20,448
                      ======         ======         ======        =======

  At October 31, 1997, the cost of investments, in thousands, for federal income tax purposes was $201,468, $266,899, $70,895 and $447,438 for the Short-Term
Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds, respectively. At October 31, 1997, the Short-Term Bond Market, Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds had accumulated net realized capital loss carryovers, in thousands, of $1,248, $252 and $50, respectively, expiring in 2002. The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds had accumulated net realized capital loss carryovers, in thousands, of $189, $568 and $503, respectively, expiring in 2003. The Short-Term Bond Market and Bond IMMDEX/TM Funds had accumulated net realized capital loss carryovers, in thousands, of $79 and $24, respectively, expiring in 2004. The Short-Term Bond Market Fund had accumulated net realized capital loss carryovers, in thousands, of $1,078, expiring in 2005. To the extent each Fund realizes future net capital gains, taxable distributions to its respective shareowners will be offset by any unused capital loss carryover. During the year ended October 31, 1997, the Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds utilized accumulated net realized capital loss carryovers, in thousands, of $242, $48 and $485, respectively.

4.CAPITAL SHARE TRANSACTIONS
  Transactions, in thousands, of shares of the Funds were as follows:

                                   SHORT-TERM               INTERMEDIATE              TAX-EXEMPT                  BOND
                                   BOND MARKET              BOND MARKET              INTERMEDIATE               IMMDEX/TM
                                      FUND                      FUND                   BOND FUND                  FUND
                               ------------------      ---------------------     --------------------      -------------------
                                Amount     Shares         Amount      Shares       Amount      Shares       Amount      Shares
                                -------    ------         -------     ------       ------      ------       -------    -------
YEAR ENDED OCTOBER 31, 1997:
Series A shares:
  Shares sold                 $ 30,209       2,949       $  7,985        784       $13,524     1,317       $ 30,638     1,111
  Shares issued to owners
     in reinvestment
     of dividends                3,315         325            739         73           561        55          2,728        99
  Shares redeemed             (26,932)     (2,629)        (5,689)      (557)       (5,799)     (564)       (13,274)     (482)
                              --------     -------       --------   --------      --------   -------       --------   -------
  Net increase               $   6,592         645       $  3,035        300      $  8,286       808      $  20,092       728
                              ========     =======       ========   ========      ========   =======       ========   =======

Series Institutional shares:
  Shares sold                 $ 41,412       4,034       $108,111     10,593       $21,675     2,110       $ 99,564     3,611
  Shares issued to owners
     in reinvestment
     of dividends                7,603         744          7,516        740           432        42         20,489       746
  Shares redeemed             (60,562)     (5,912)       (37,572)    (3,678)       (7,177)     (699)       (91,596)   (3,322)
                              --------     -------       --------   --------      --------   -------       --------   -------
  Net increase (decrease)    $(11,547)     (1,134)       $ 78,055      7,655       $14,930     1,453       $ 28,457     1,035
                              ========     =======       ========   ========      ========   =======       ========   =======


YEAR ENDED OCTOBER 31, 1996:
Series A shares:
  Shares sold                 $ 27,710       2,697       $  8,046        792       $ 5,857       573       $ 28,027     1,022
  Shares issued to owners
     in reinvestment
     of dividends                2,698         264            504         50           320        31          1,636        60
  Shares redeemed             (19,105)     (1,863)        (2,722)      (268)       (3,177)     (311)        (8,685)     (319)
                              --------     -------       --------   --------      --------   -------       --------   -------
  Net increase                $ 11,303       1,098       $  5,828        574       $ 3,000       293       $ 20,978       763
                              ========     =======       ========   ========      ========   =======       ========   =======

Series Institutional shares:
  Shares sold                 $ 75,408       7,301       $ 76,701      7,539       $18,326     1,800       $114,906     4,180
  Shares issued to owners
     in reinvestment
     of dividends                6,416         627          5,795        572           418        41         17,730       648
  Shares redeemed             (28,472)     (2,781)       (37,484)    (3,704)       (9,656)     (948)       (49,787)   (1,809)
                              --------     -------       --------   --------      --------   -------       --------   -------
  Net increase                $ 53,352       5,147       $ 45,012      4,407       $ 9,088       893       $ 82,849     3,019
                              ========     =======       ========   ========      ========   =======       ========   =======

5.INVESTMENT ADVISORY AND OTHER AGREEMENTS
  The Funds have entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company, LLC ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Funds, FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. For the year ended October 31, 1997, FIRMCO voluntarily waived the following fees, in thousands, by Fund:

                    SHORT-TERM    INTERMEDIATE    TAX-EXEMPT        BOND
                   BOND MARKET    BOND MARKET    INTERMEDIATE    IMMDEX/TM
                       FUND           FUND        BOND FUND         FUND
                      -----          -----        ---------        -----

     Annual rate       0.60%         0.50%           0.50%         0.30%
     Fees waived       $605           $346           $177            --

Firstar Trust Company, an affiliate of FIRMCO, serves as custodian, transfer agent and accounting services agent for the Funds.

  The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Trust Company (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the period ended October 31, 1997, $150, $171, $41 and $318 of administration fees, in thousands, were voluntarily waived for the Short Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds, respectively.

  The Company entered into Servicing Agreements with certain Service Organizations, including FIRMCO affiliates, for the Series A class of shares. The Service Organizations are entitled to receive fees from the Funds up to the annual rate of 0.25% of the average daily net asset value of the Series A shares for certain support and/or distribution services to customers of the Service Organizations who are beneficial owners of Series A shares. These services may include assisting customers in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; and providing information periodically to customers showing their positions in Series A shares. Service Organization fees, in thousands, incurred by the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds aggregated $155, $48, $36 and $130, respectively, for the period ended October 31, 1997.

  Each Director of the Company who is not affiliated with FIRMCO receives an annual fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Portico Funds (with the exception of the MicroCap
Fund) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Portico Funds or 90-day U.S. Treasury bills. The Funds maintain their proportionate share of the Company's liability for deferred fees.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PORTICO SHORT-TERM BOND MARKET FUND, THE PORTICO INTERMEDIATE BOND MARKET FUND, THE PORTICO TAX-EXEMPT INTERMEDIATE BOND FUND AND THE PORTICO BOND IMMDEX/TM FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Portico Short-Term Bond Market Fund, the Portico Intermediate Bond Market Fund, the Portico Tax-Exempt Intermediate Bond Fund and the Portico Bond IMMDEX/TM Fund (four of the portfolios of Portico Funds, Inc. (the "Funds")) at October 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for the year ended October 31, 1997, and for each of the other periods indicated, all in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Milwaukee, Wisconsin
December 9, 1997

Portico Funds are available through:

- the Portico Funds Center,

- Investment Specialists who are registered representatives of Firstar Investment Services, Inc., a registered broker/dealer, NASD and SIPC member,

- and through selected shareholder organizations.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.



    TO OPEN AN ACCOUNT OR
     REQUEST INFORMATION
        1-800-982-8909
        1-414-287-3710

   FOR ACCOUNT BALANCES AND
      INVESTOR SERVICES
        1-800-228-1024
        1-414-287-3808

     PORTICO FUNDS CENTER
   615 East Michigan Street
        P.O. Box 3011
   Milwaukee, WI53201-3011

Form #40-0198 12/97